UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

The Dreyfus/Laurel Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/2008

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund
Dreyfus Midcap Stock Fund
Dreyfus Disciplined Stock Fund
Dreyfus Large Company Stock Fund
Dreyfus Money Market Reserves
Dreyfus AMT-Free Municipal Reserves
Dreyfus Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Balanced Fund
Dreyfus Limited Term Income Fund
Dreyfus Small Cap Value Fund
Dreyfus Strategic Income Fund

Investment Company Act file number 811-05202

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

47	Statement of Assets and Liabilities

48	Statement of Operations

49	Statement of Changes in Net Assets

51	Financial Highlights

53	Notes to Financial Statements

61	Report of Independent Registered Public Accounting Firm

62	Important Tax Information

63	Board Members Information

65	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for fixed-income investors.A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort.The U.S. economic slowdown also has gathered momentum, depressing investor sentiment and consumer confidence. These factors undermined returns in the bond market’s higher-yielding sectors, including high yield corporate and municipal securities, and even the traditional safe haven of U.S. government securities has encountered heightened yield volatility. The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar and a large pool of worldwide financial liquidity that could be deployed gradually to riskier assets as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

Dreyfus
Bond Market Index Fund

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Laurie Carroll, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 0.51%, and BASIC shares produced a total return of 0.67% ..1 In comparison, the Barclays Capital U.S. Aggregate Index (the “Index”) achieved a total return of 0.30% for the same period.2

The U.S. bond market produced modestly positive absolute returns during an especially challenging reporting period. Concerns regarding a slowing economy, turmoil in global credit markets and the near collapse of the global banking system fueled a “flight to quality” among investors, causing U.S.Treasuries securities and U.S. government agency securities to produce some of the bond market’s better results. Conversely, the corporate-backed sector produced less attractive returns.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,300 securities as compared to 9,500 securities in the Index. The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of October 31, 2008, the average duration of the fund was approximately 4.74 years.

Volatility Increases as Financial Crisis Intensifies

A credit crisis that dominated much of the reporting period later developed into a full-blown global financial crisis, resulting in the failure of

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

several major financial institutions. As lenders grew increasingly risk-averse, virtually all investment sectors scrambled to obtain funding from a rapidly shrinking supply of available credit. Investors responded by flocking to the relative safety of U.S. government securities, and support for most other sectors of the bond market waned.

While the impact of the credit crisis was particularly severe in higher-yielding bond market sectors, even money market funds were not immune, as interbank lending rates spiked to abnormally high levels and the commercial paper market suffered bouts of challenged liquid-ity.A barrage of negative economic news put further downward pressure on the bond market, including a slowing global economy, and, in the United States, falling home prices, growing unemployment and sluggish consumer spending. As the slowdown intensified, previously high-flying commodity prices retreated sharply from their peaks.

The Federal Reserve Board (the “Fed”) responded aggressively to these developments, reducing short-term interest rates and, in March 2008, participating in the rescue of investment bank Bear Stearns in an effort to limit damage to the capital markets.While the fixed-income markets subsequently rallied, the recovery proved to be short-lived. Over the summer, additional government rescues were announced for insurer American International Group and mortgage agencies Freddie Mac and Fannie Mae. Meanwhile, investment bank Lehman Brothers filed for bankruptcy, Merrill Lynch and Wachovia were acquired by competitors, Washington Mutual was seized by regulators, and Goldman Sachs and Morgan Stanley re-registered as bank holding companies to enable them to tap government funds.With the nation’s major financial institutions realigned or eliminated, fixed-income liquidity became increasingly limited. By September, the financial crisis threatened to spin out of control, and the global banking system came close to collapse.

The U.S. Congress responded to the crisis by making $700 billion available to banks through the controversial Troubled Asset Relief Program. In addition, the Fed and several of the world’s major central banks announced unprecedented, coordinated reductions in short-term inter-

est rates to help strengthen the world’s financial systems. By the reporting period’s end, the overnight federal funds rate had declined to 1.00% .

“Flight to Quality” Benefited U.S. Government Securities

The fund benefited from its relatively heavy exposure to U.S.Treasury securities and U.S. government agency securities, which produced some of the Index’s stronger returns. Mortgage-backed securities also fared well, especially after the U.S. government took conservatorship of Freddie Mac and Fannie Mae.

On the other hand, corporate bonds declined sharply due to credit concerns, a slowing global economy and anemic investor demand. Commercial mortgage-backed securities also declined, but, because this asset class represents only a small portion of the Index’s composition, the overall effect was muted.

Mirroring the Index’s Composition

As an index fund, we attempt to replicate the returns of the Index by closely approximating its composition. As of October 31, 2008, approximately 41% of the fund’s assets were invested in mortgage-backed securities, 4% in commercial mortgage-backed securities, 17% in corporate bonds and asset-backed securities, 25% in U.S. Treasury securities and 13% in U.S. government agency bonds. In addition, all of the fund’s corporate securities were at least BBB-rated or better at the end of the reporting period, and the fund has maintained an overall credit quality that is closely aligned with that of the Index.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund

5

Average Annual Total Returns as of 10/31/08
	1 Year	5 Years	10 Years

BASIC shares	0.67%	3.43%	4.80%
Investor shares	0.51%	3.19%	4.55%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in both the BASIC shares and Investor shares of Dreyfus Bond
Market Index Fund on 10/31/98 to a $10,000 investment made in the Barclays Capital U.S. Aggregate Index (the
“Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses on both BASIC and
Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Investor Shares	BASIC Shares

Expenses paid per $1,000†	$ 1.98	$ .74
Ending value (after expenses)	$965.50	$966.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Investor Shares	BASIC Shares

Expenses paid per $1,000†	$ 2.03	$ .76
Ending value (after expenses)	$1,022.13	$1,024.38

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for Basic shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund

7

STATEMENT OF INVESTMENTS
October 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—96.7%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.2%
Boeing,
Sr. Unscd. Bonds	7.25	6/15/25	150,000	143,647
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	117,166
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	391,341
Northrop Grumman,
Gtd. Debs.	7.75	3/1/16	540,000	535,530
Raytheon,
Sr. Unscd. Notes	4.85	1/15/11	125,000	121,387
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	140,360
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	500,000	456,232
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000	50,609
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000	60,327
				2,016,599
Agricultural—.1%
Philip Morris International,
Sr. Unscd Notes	5.65	5/16/18	760,000	651,290
Reynolds American,
Sr. Scd. Notes	7.63	6/1/16	170,000	139,652
				790,942
Asset-Backed Ctfs./
Auto Receivables—.1%
Americredit Automobile Receivables
Trust, Ser. 2006-RM, Cl. A2	5.42	8/8/11	379,974	365,683
Chase Manhattan Auto Owner Trust,
Ser. 2006-A, Cl. A4	5.36	1/15/13	90,000	89,080
Honda Auto Receivables Owner
Trust, Ser. 2006-1, Cl. A3	5.07	2/18/10	57,901	57,950
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	700,000	675,471
				1,188,184
Asset-Backed Ctfs./Credit Cards—.2%
Bank One Issuance Trust,
Ser. 2004-A1, Cl. A1	3.45	10/17/11	950,000	940,720

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Credit Cards (continued)
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000		138,208
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000		433,214
					1,512,142
Asset-Backed Ctfs./
Home Equity Loans—.1%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	200,000	[a]	161,208
Countrywide Asset-Backed
Certificates, Ser. 2006-11,
Cl. 1AF4	6.30	9/25/46	1,030,000	[a]	426,671
CPL Transition Funding,
Ser. 2002-1, Cl. A4	5.96	7/15/15	550,000		547,326
					1,135,205
Automobile Manufacturers—.1%
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000		168,824
Daimler Finance North America,
Gtd. Notes	7.30	1/15/12	400,000		326,243
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		157,421
					652,488
Banks—2.9%
Abbey National,
Sub. Debs	7.95	10/26/29	350,000		271,984
BAC Capital Trust XI,
Bank Gtd. Cap. Secs.	6.63	5/23/36	125,000		87,995
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000		308,660
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	275,000		248,223
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000		494,216
Bank of America,
Sr. Unscd. Notes	5.65	5/1/18	965,000		830,904
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	750,000		647,040

The Fund

9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
Bank of America,
Sub. Notes	7.80	2/15/10	500,000		504,788
Bank One,
Sub. Notes	5.90	11/15/11	500,000		490,236
Bayerische Landesbank,
Sub. Notes	5.88	12/1/08	300,000		301,071
BB & T,
Sub. Notes	4.75	10/1/12	325,000		295,100
BB & T,
Sub. Notes	4.90	6/30/17	150,000		120,150
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000	[b]	170,126
Credit Suisse USA,
Gtd. Notes	5.38	3/2/16	200,000		159,007
Deutsche Bank London,
Sr. Unscd. Notes	6.00	9/1/17	845,000		751,225
Dresdner Bank,
Sr. Sub. Notes	7.25	9/15/15	145,000		122,307
Fifth Third Bank,
Notes	4.20	2/23/10	200,000		186,598
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000		126,193
Fleet Financial Group,
Sr. Sub. Notes	7.38	12/1/09	175,000		176,775
Golden West Financial,
Sr. Unscd. Notes	4.75	10/1/12	1,000,000		837,287
HSBC Holdings,
Sub. Notes	6.50	5/2/36	250,000		198,344
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000		438,846
HSBC Holdings,
Sub. Notes	7.50	7/15/09	200,000		198,860
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000		131,526
KeyBank,
Sub. Notes	6.95	2/1/28	100,000		65,041
KFW,
Gov’t Gtd. Notes	3.25	3/30/09	1,250,000		1,247,397
KFW,
Govt Gtd. Bonds	4.00	10/15/13	1,400,000	[b]	1,425,578

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000	[b]	1,222,300
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000		1,276,829
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000	[b]	618,063
KFW,
Gov’t Gtd. Notes	8.00	2/15/10	35,000		37,056
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000		296,621
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000		193,994
National City Bank,
Sr. Unscd. Notes	4.50	3/15/10	1,275,000	[b]	1,179,360
NationsBank,
Sub. Notes	7.80	9/15/16	235,000		220,661
NB Capital Trust IV,
Bank Gtd. Cap. Secs.	8.25	4/15/27	55,000		45,620
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000	[b]	1,547,841
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	60,000		44,999
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000		190,379
Royal Bank of Scotland Group,
Sr. Sub. Notes	6.38	2/1/11	410,000		394,641
Royal Bank of Scotland Group,
Jr. Sub. Bonds	7.65	8/29/49	550,000	[a]	303,678
Royal Bank of Scotland,
Sr. Sub. Notes	5.00	10/1/14	175,000		134,167
Sanwa Finance Aruba,
Bank Gtd. Notes	8.35	7/15/09	150,000		151,889
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000		413,537
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	500,000		444,977
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		163,529
Suntrust Capital VIII,
Bank Gtd. Secs.	6.10	12/15/36	335,000	[a]	172,429

The Fund

11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
U.S. Bank,
Sub. Notes	4.95	10/30/14	45,000	42,623
U.S. Bank,
Sub. Notes	6.38	8/1/11	100,000	99,053
UBS,
Sr. Sub. Notes	5.88	7/15/16	75,000	63,385
UBS,
Sr. Unscd. Notes	5.88	12/20/17	760,000	607,629
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000	368,207
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000	199,171
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	329,046
Wachovia,
Sub. Notes	5.25	8/1/14	200,000	166,900
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	1,140,000	1,007,423
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000	429,248
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000	785,152
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	428,961
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	250,000	167,415
				24,582,260
Building & Construction—.1%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000	402,550
Masco,
Sr. Unscd. Bonds	4.80	6/15/15	375,000	283,497
				686,047
Chemicals—.2%
Archer Daniels,
Sr. Unscd. Notes	5.45	3/15/18	130,000	110,688
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	500,000	440,699

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Building & Construction (continued)
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	560,000		513,444
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000		124,536
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	200,000		203,302
Praxair,
Sr. Unscd. Notes	6.38	4/1/12	100,000		102,501
Rohm & Haas,
Sr. Unscd. Notes	7.85	7/15/29	430,000		368,390
					1,863,560
Commercial & Professional Services—.1%
R.R. Donnelley & Sons,
Sr. Unscd. Notes	4.95	5/15/10	750,000		683,043
Commercial Mortgage
Pass-Through Ctfs.—4.0%
Asset Securitization,
Ser. 1995-D1, Cl. A2	7.59	7/11/27	14,264		14,255
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		792,207
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		742,344
Banc of America Commercial
Mortgage, Ser. 2000-2, Cl. A2	7.20	9/15/32	600,000	[a]	597,362
Bank of America,
Ser. 2007-4, Cl. A4	5.94	2/10/51	300,000	[a]	226,117
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12,
Cl. A4	4.68	8/13/39	350,000	[a]	301,280
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10,
Cl. A2	4.74	3/13/40	400,000		350,095
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000		716,946
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. A4	5.72	9/11/38	850,000	[a]	678,823

The Fund

13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6,
Cl. A2	6.46	10/15/36	175,000		166,581
Bear Stearns Commercial Mortgage
Securities, Ser. 2001-TOP2,
Cl. A2	6.48	2/15/35	230,000		223,647
Bear Stearns Commercial Mortgage
Securities, Ser. 1999-WF2,
Cl. A2	7.08	7/15/31	154,710		154,125
Chase Commercial Mortgage
Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	400,989		398,115
Chase Commercial Mortgage
Securities, Ser. 2000-2, Cl. A2	7.63	7/15/32	250,000		249,493
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.72	3/15/49	225,000	[a]	179,425
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.10	12/10/49	1,100,000	[a]	852,142
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.23	7/15/44	1,900,000	[a]	1,550,200
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.36	1/15/46	85,000	[a]	66,599
Commercial Mortgage Pass-Through
Certificates, Ser. 2005-LP5,
Cl. A2	4.63	5/10/43	1,459,259		1,397,035
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3,
Cl. A3	5.83	6/15/38	1,500,000	[a]	1,200,367
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[a]	1,041,218
CS First Boston Mortgage
Securities, Ser. 2002-CKP1, Cl. A3	6.44	12/15/35	675,000		647,580
CS First Boston Mortgage
Securities, Ser. 2001-CK3, Cl. A4	6.53	6/15/34	375,000		365,060
CS First Boston Mortgage
Securities, Ser. 1999-C1, Cl. A2	7.29	9/15/41	630,970		630,560
CS First Boston Mortgage
Securities, Ser. 2000-C1, Cl. A2	7.55	4/15/62	278,055		278,492

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.82	5/15/46	1,000,000	[a]	751,762
DLJ Commercial Mortgage,
Ser. 2000-CKP1, Cl. A1B	7.18	11/10/33	435,288		432,632
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	1,250,000		1,185,367
Greenwich Capital Commercial
Funding, Ser. 2005-GG5, Cl. A5	5.22	4/10/37	1,000,000	[a]	808,308
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000		674,217
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.80	8/10/45	1,000,000	[a]	754,900
Heller Financial Commercial
Mortgage Asset, Ser. 1999-PH1,
Cl. A2	6.85	5/15/31	155,219	[a]	154,719
J. P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	745,503
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		810,374
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	474,633
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.11	7/15/41	150,000		124,778
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		887,536
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		258,695
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		185,862
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	390,491

The Fund

15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C2, Cl. A2	7.32	10/15/32	136,695		136,290
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	475,000		399,472
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	700,000	[a]	571,765
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		334,154
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	229,307
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		890,175
LB-UBS Commercial Mortgage Trust,
Ser. 2000-C3, Cl. A2	7.95	5/15/25	1,057,384	[a]	1,063,012
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[a]	433,208
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.42	11/12/37	375,000	[a]	304,388
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.83	6/12/50	1,000,000	[a]	760,137
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.75	6/12/50	1,200,000	[a]	905,220
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		845,277
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	976,687
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[a]	393,864
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000		438,741
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP1, Cl. A4	6.66	2/15/33	112,662		110,562
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	639,431
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[a]	673,225
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		112,745

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.76	7/15/45	1,150,000	[a]	868,935
					33,546,440
Consumer Products—.1%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000		176,581
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	125,000		123,393
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000		260,339
Procter & Gamble,
Sr. Unscd. Notes	6.88	9/15/09	750,000	[b]	771,217
					1,331,530
Diversified Financial Services—3.9%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds,
Ser. A-4	5.17	1/1/20	250,000		213,420
AEP Texas Central Transition
Funding, Sr. Scd. Bonds,
Ser. A-5	5.31	7/1/21	45,000		36,413
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		501,674
American Express,
Sr. Unscd. Notes	7.00	3/19/18	1,000,000		771,532
American General Finance,
Sr. Unscd. Notes	6.90	12/15/17	900,000		326,091
BA Master Credit Card Trust,
Asset Backed Notes, Ser. 99-J	7.00	2/15/12	875,000		876,584
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000		85,276
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	[b]	424,384
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000		480,755
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000		254,596
Capital One Bank,
Sr. Unscd. Notes	4.25	12/1/08	275,000		273,007

The Fund

17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Capital One Capital III,
Gtd. Cap. Secs.	7.69	8/15/36	200,000		95,458
CIT Group Funding,
Gtd. Notes	4.65	7/1/10	1,375,000	[a]	950,359
Citigroup Capital XXI,
Gtd. Bonds	8.30	12/21/77	835,000	[a]	574,371
Citigroup,
Sub. Notes	5.00	9/15/14	730,000		577,733
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	1,075,000		1,019,270
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	885,000		762,131
Citigroup,
Sub. Notes	6.13	8/25/36	575,000		388,722
Citigroup,
Sr. Unscd. Notes	6.63	1/15/28	100,000		82,985
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000		692,041
Countrywide Home Loans,
Gtd. Notes	4.13	9/15/09	200,000		191,838
Credit Suisse USA,
Gtd. Notes	5.50	8/15/13	1,000,000	[b]	894,704
Credit Suisse USA,
Gtd. Notes	6.50	1/15/12	1,300,000		1,267,348
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000		301,437
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	650,000		601,290
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000		818,890
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	135,000		111,330
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	500,000		357,683
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,445,000		1,175,583
General Electric Capital,
Sr. Unscd. Debs.	8.30	9/20/09	15,000		15,217

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Goldman Sachs Capital I,
Gtd. Cap. Secs.	6.35	2/15/34	350,000	[b]	216,514
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	15,000		12,253
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000		352,686
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000		564,257
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000		159,041
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	2,725,000		2,577,444
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	630,000		411,289
Goldman Sachs Group,
Sr. Unscd. Notes	7.35	10/1/09	100,000		99,977
Household Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000		616,930
Household Finance,
Sr. Unscd. Notes	8.00	7/15/10	630,000		613,261
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	325,000		268,425
International Lease Finance,
Sr. Unscd. Notes	4.75	1/13/12	250,000		164,081
International Lease Finance,
Sr. Unscd. Notes	5.00	4/15/10	1,200,000		890,528
International Lease Finance,
Sr. Unscd. Notes	5.65	6/1/14	350,000	[b]	223,659
J.P. Morgan Chase Capital XX,
Gtd. Notes, Ser. T	6.55	9/29/36	50,000		35,117
Janus Capital Group,
Sr. Unscd. Notes	6.25	6/15/12	75,000		59,160
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000		132,417
Jefferies Group,
Sr. Unscd. Debs.	6.45	6/8/27	35,000		24,971
JP Morgan Chase XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000		195,032

The Fund

19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000	2,250,171
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	250,000	217,964
JPMorgan Chase & Co.,
Sr. Sub. Notes	6.75	2/1/11	1,000,000	993,551
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000	492,677
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,235,000	1,125,085
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000	466,013
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	65,000	55,010
Merrill Lynch & Co.,
Notes	6.88	4/25/18	150,000	133,451
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000	132,793
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000	1,124,998
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000	880,433
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000	136,699
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000	229,444
National Rural Utilities
Cooperative Finance, Coll.
Trust Notes	4.38	10/1/10	600,000	570,503
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000	60,808
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000	253,615
Toyota Motor Credit,
Unscd. Notes	4.35	12/15/10	150,000 [b]	150,511
Toyota Motor Credit,
Unscd. Notes	5.50	12/15/08	225,000	224,444
				32,237,334

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Metals & Mining—.4%
Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000	272,040
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000	415,481
Alcoa,
Sr. Unscd. Notes	6.00	1/15/12	250,000	229,789
BHP Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000	1,078,903
Freeport-McMoran C&G,
Sr. Unscd. Notes	8.38	4/1/17	895,000	703,547
Inco,
Unsub. Bonds	7.20	9/15/32	100,000	67,007
Noranda,
Notes	5.50	6/15/17	165,000	125,077
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	120,000	93,238
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	416,028
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000	53,219
				3,454,329
Electric Utilities—1.3%
Cincinnati Gas & Electric,
Sr. Unscd. Bonds	5.70	9/15/12	185,000	180,473
Cleveland Electric Illumination,
Sr. Unscd. Notes	5.70	4/1/17	150,000	119,653
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000	116,037
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000	511,976
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000	150,756
Constellation Energy Group,
Sr. Unscd. Notes	7.00	4/1/12	225,000	207,442
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	250,000	197,337
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000	163,278

The Fund

21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	175,000	144,275
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	70,655
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	710,000	596,683
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	75,000	74,579
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	600,000	449,490
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	135,000	127,254
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	460,000	357,632
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	250,000	207,326
Florida Power & Light,
First Mortgage Debs	5.65	2/1/35	25,000	20,756
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	200,000	279,930
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	30,257
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000	900,230
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	115,689
NiSource Finance,
Gtd. Notes	7.88	11/15/10	100,000	90,331
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000	1,369,065
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000	136,171
Oncor Electric Delivery,
Sr. Unscd. Notes	7.00	5/1/32	250,000	187,346
Pacific Gas & Electric,
Sr. Unscd. Bonds	4.80	3/1/14	100,000	88,689
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	355,671
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	335,000	255,046

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
PPL Electric Utilities,
Sr. Scd. Bonds	6.25	8/15/09	300,000	298,669
Progress Energy,
Sr. Unscd. Notes	7.10	3/1/11	500,000	495,808
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000	403,310
Public Service Company of
Colorado, First Mortgage
Bonds, Ser. 10	7.88	10/1/12	350,000	351,491
Public Service Electric El & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000	157,275
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	184,304
Southern California Edison,
First Mortgage Bonds, Ser. 08-A	5.95	2/1/38	70,000	58,042
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000 [b]	378,208
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000	89,363
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	300,000	247,884
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000	123,224
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000	427,210
				10,718,815
Food & Beverages—.8%
Anheuser-Busch Cos.,
Sr. Unscd. Bonds	5.00	1/15/15	1,000,000	822,353
Anheuser-Busch Cos.,
Sr. Unscd. Notes	5.50	1/15/18	145,000	112,736
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000	336,076
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.70	10/15/36	250,000	205,490
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.95	11/15/26	175,000	155,256
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/22	100,000	105,653

The Fund

23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Food & Beverages (continued)
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000		274,562
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000		620,011
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000		108,802
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	125,000		122,706
H.J. Heinz,
Sr. Unscd. Debs.	6.38	7/15/28	100,000	[b]	77,982
Hershey,
Sr. Unscd. Notes	5.30	9/1/11	750,000		740,073
Hershey,
Sr. Unscd. Debs.	8.80	2/15/21	30,000		34,786
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000		340,517
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	775,000		665,131
Kraft Foods,
Sr. Unscd. Notes	6.25	6/1/12	225,000		215,495
Kroger,
Gtd. Notes	7.25	6/1/09	550,000		554,036
Kroger,
Gtd. Notes	7.50	4/1/31	100,000	[b]	85,766
Nabisco,
Sr. Unscd. Debs.	7.55	6/15/15	640,000		609,400
Safeway,
Sr. Unscd. Notes	4.95	8/16/10	125,000		123,383
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000		196,595
Sara Lee,
Sr. Unscd. Notes	6.25	9/15/11	300,000		288,354
SYSCO,
Sr. Unscd. Notes	5.38	9/21/35	350,000		252,190
					7,047,353
Foreign/Governmental—2.7%
Asian Development Bank,
Sr. Unsub. Notes	4.50	9/4/12	750,000		783,674
European Investment Bank,
Sr. Unscd. Notes	3.25	2/15/11	2,000,000		2,029,496

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Foreign/Governmental (continued)
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000		518,040
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		361,170
European Investment Bank,
Sr. Unscd. Bonds	4.88	1/17/17	850,000		877,016
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	250,000		261,399
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,060,025
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	500,000		558,000
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	9/20/12	1,530,000		1,552,782
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		154,250
International Bank for
Reconstruction & Development,
Notes	5.00	4/1/16	700,000		726,698
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	250,000		309,853
Malaysia Government,
Sr. Unsub. Notes	8.75	6/1/09	330,000		333,241
Province of British Columbia
Canada, Bonds, Ser. USD-2	6.50	1/15/26	25,000		29,507
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		13,444
Province of Ontario Canada,
Sr. Unscd. Bonds	3.63	10/21/09	1,200,000	[b]	1,217,567
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[b]	1,019,412
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000		716,575
Province of Quebec Canada,
Bonds	5.13	11/14/16	125,000		127,028
Province of Quebec Canada,
Sr. Unscd. Debs., Ser. PA	5.75	2/15/09	175,000		176,948
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		246,085

The Fund

25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Foreign/Governmental (continued)
Province of Saskatchewan Canada,
Debs.	7.38	7/15/13	500,000		582,158
Republic of Chile,
Sr. Unsub. Bonds	5.50	1/15/13	625,000		643,000
Republic of Finland,
Bonds	6.95	2/15/26	25,000		30,686
Republic of Hungary,
Unsub. Notes	4.75	2/3/15	125,000		93,825
Republic of Italy,
Sr. Unscd. Notes	4.50	1/21/15	50,000		51,937
Republic of Italy,
Sr. Unsub. Notes	5.25	9/20/16	155,000		162,022
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	550,000		559,252
Republic of Italy,
Sr. Unscd. Notes	6.00	2/22/11	1,725,000		1,875,004
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	610,000		710,953
Republic of Korea,
Unscd. Notes	4.88	9/22/14	200,000	[b]	169,290
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	540,000	[b]	375,300
Republic of Poland,
Sr. Unsub. Notes	5.25	1/15/14	250,000		226,479
Republic of South Africa,
Sr. Unscd. Notes	6.50	6/2/14	170,000		141,950
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	791,000	[b]	707,945
United Mexican States,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	640,000		534,400
United Mexican States,
Notes	9.88	2/1/10	1,525,000		1,647,000
					22,583,411
Health Care—.8%
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000		162,679
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000		355,653

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000	446,541
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000	349,473
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000	515,321
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000	194,163
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	500,000	455,523
GlaxoSmithKline Capital,
Gtd. Notes	5.65	5/15/18	740,000	656,958
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000	137,635
Johnson & Johnson,
Unscd. Notes	5.95	8/15/37	470,000	435,626
Merck & Co.,
Sr. Unscd. Debs.	6.40	3/1/28	150,000	135,710
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000	35,937
Quest Diagnostics,
Gtd. Notes	5.45	11/1/15	500,000	405,211
Schering-Plough,
Sr. Unscd. Notes	5.55	12/1/13	1,000,000	949,405
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000	61,626
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000	235,333
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	60,000	42,930
WellPoint,
Sr. Unscd. Bonds	5.25	1/15/16	375,000	299,296
Wellpoint,
Sr. Unscd. Notes	6.80	8/1/12	300,000	319,217
Wyeth,
Sr. Unscd. Notes	5.50	2/1/14	150,000	140,721
Wyeth,
Sr. Unscd. Notes	5.95	4/1/37	200,000	162,862

The Fund

27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
Wyeth,
Sr. Unscd. Notes	6.50	2/1/34	200,000	163,868
				6,661,688
Industrial—.1%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	1/2/18	193,066	139,007
Mohawk Industries,
Sr. Unscd. Notes	6.13	1/15/16	70,000	61,494
Pemex Project Funding Master
Trust, Gtd. Notes	7.88	2/1/09	244,000 [a]	243,522
US Steel,
Sr. Unscd. Notes	5.65	6/1/13	250,000	197,979
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	150,000	105,640
				747,642
Machinery—.1%
Caterpillar,
Sr. Unscd. Debs.	6.05	8/15/36	375,000	298,911
Caterpillar,
Sr. Unscd. Debs.	7.30	5/1/31	125,000	114,662
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000	786,082
				1,199,655
Manufacturing—.3%
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000	472,086
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000	838,491
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000	1,196,032
Honeywell International,
Sr. Unscd. Notes	6.13	11/1/11	175,000	175,753
Tyco International Finance,
Gtd. Bonds	6.88	1/15/21	235,000	176,169
				2,858,531
Media—.7%
AOL Time Warner,
Gtd. Notes	6.88	5/1/12	250,000	224,797

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media (continued)
AOL Time Warner,
Gtd. Notes	7.63	4/15/31	300,000	240,443
AT & T Broadband,
Gtd. Notes	9.46	11/15/22	304,000	292,687
Comcast Cable Communications,
Gtd. Notes	6.75	1/30/11	600,000	589,681
Comcast Cable Communications,
Gtd. Notes	7.13	6/15/13	300,000	285,661
Comcast,
Gtd. Notes	6.45	3/15/37	200,000	154,018
Comcast,
Gtd. Notes	6.95	8/15/37	365,000	298,428
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000	370,981
COX Communications,
Unscd. Notes	7.13	10/1/12	275,000	262,868
News America Holdings,
Gtd. Debs.	7.75	12/1/45	100,000	83,696
News America Holdings,
Gtd. Debs.	8.25	8/10/18	150,000	132,607
News America,
Gtd. Notes	6.20	12/15/34	250,000	189,290
News America,
Gtd. Notes	6.65	11/15/37	360,000	285,930
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	673,760
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	350,000	267,272
Time Warner Cable,
Gtd. Debs.	7.30	7/1/38	495,000	415,270
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000	142,517
Time Warner,
Gtd. Debs.	6.95	1/15/28	325,000	251,640
Viacom,
Gtd. Notes	5.50	5/15/33	250,000	151,489
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	164,446
Viacom,
Gtd. Debs	7.88	7/30/30	80,000	57,683

The Fund

29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media (continued)
Walt Disney,
Sr. Unscd. Notes, Ser. B	6.38	3/1/12	100,000	101,471
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	141,225
Walt Disney,
Sr. Unscd. Debs.	7.55	7/15/93	100,000	97,193
				5,875,053
Oil & Gas—1.3%
Amerada Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000	149,551
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	300,000	299,149
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	292,371
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	107,269
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	290,747
Canadian National Resources,
Sr. Unscd. Notes	6.25	3/15/38	80,000	55,974
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	298,541
Conoco,
Sr. Unscd. Notes	6.95	4/15/29	125,000	109,233
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	389,003
ConocoPhillips,
Sr. Unscd. Notes	8.75	5/25/10	200,000	208,391
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	247,972
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	479,756
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	375,000	285,388
Enterprise Products Operating,
Gtd. Notes, Ser. B	5.60	10/15/14	995,000	834,844
Enterprise Products Operating,
Gtd. Bonds	6.30	9/15/17	75,000	61,391

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Exxon Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	17,821
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000	476,860
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	75,000	55,145
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	266,829
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	248,240
Nexen,
Sr. Unscd. Notes	5.20	3/10/15	150,000	123,453
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000	82,430
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000	440,900
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000	40,869
Oneok,
Sr. Unscd. Notes	5.20	6/15/15	200,000	156,732
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	357,564
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000	493,756
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000	383,121
Plains All America Pipeline,
Gtd. Notes	6.13	1/15/17	525,000	391,176
Schering-Plough,
Sr. Unscd. Bonds	6.75	12/1/33	80,000 [a]	66,405
Sempra Energy,
Sr. Unscd. Notes	7.95	3/1/10	500,000	502,836
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000	518,287
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000	203,270
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	100,000	68,419

The Fund

31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	128,872
Tennessee Gas Pipeline,
Sr. Unscd. Debs.	7.00	10/15/28	390,000 [b]	282,377
Tennessee Gas Pipeline,
Sr. Unscd Debs.	7.63	4/1/37	70,000	51,705
Texas Eastern Transmission,
Sr. Unscd. Notes	7.30	12/1/10	140,000	138,193
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	130,807
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	51,348
Transocean,
Sr. Unscd. Notes	7.50	4/15/31	150,000	127,381
Valero Energy,
Sr. Unscd. Notes	6.63	6/15/37	115,000	81,909
Valero Energy,
Sr. Unscd. Notes	7.50	4/15/32	170,000	130,139
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	800,000	654,886
				10,781,310
Paper & Forest Products—.1%
International Paper,
Sr. Unscd. Notes	6.75	9/1/11	200,000	188,769
Weyerhaeuser,
Sr. Unscd. Debs.	7.38	3/15/32	400,000	275,020
				463,789
Property & Casualty Insurance—.7%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000	332,815
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000	211,306
Aetna,
Gtd. Debs	7.63	8/15/26	50,000	44,318
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	111,030
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	113,976

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Property & Casualty
Insurance (continued)
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	350,000		307,401
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000		217,010
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000		363,331
American International Group,
Jr. Sub. Bonds	6.25	3/15/37	85,000		11,467
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	70,000		48,509
AXA,
Sub. Bonds	8.60	12/15/30	165,000		92,176
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	200,000		188,941
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000		74,875
GE Global Insurance Holdings,
Sr. Unscd. Notes	7.00	2/15/26	150,000		126,292
Hartford Financial Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000	[b]	413,810
Marsh & McLennan Cos.,
Sr. Unscd. Bonds	5.88	8/1/33	275,000	[b]	226,744
Metlife,
Sr. Unscd. Notes	5.00	11/24/13	225,000		196,974
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000		252,001
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	200,000		147,239
Nationwide Financial Services,
Sr. Notes	6.25	11/15/11	350,000		369,333
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000		134,631
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000		79,365
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000		271,551

The Fund

33

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	189,357
St. Paul Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000	850,490
Torchmark,
Sr. Unscd. Bonds	8.25	8/15/09	150,000	148,669
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000	219,382
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000	244,487
				5,987,480
Real Estate Investment Trusts—.2%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	374,328
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	130,000	104,182
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000	485,996
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000 [b]	65,105
iStar Financial,
Sr. Unscd. Notes, Ser. 1	5.88	3/15/16	185,000	70,380
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	77,456
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000	152,604
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	150,000	102,101
Simon Property Group,
Sr. Unscd. Notes	6.35	8/28/12	400,000	347,191
				1,779,343
Retail—.7%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	460,363
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000	80,834
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000	363,344

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Retail (continued)
Home Depot,
Sr. Unscd. Notes	3.75	9/15/09	1,000,000		954,281
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	650,000		498,997
J.C. Penney,
Sr. Unscd. Notes	8.00	3/1/10	350,000		333,055
Macy’s Retail Holdings,
Gtd. Notes	6.70	7/15/34	200,000		105,695
Macy’s Retail Holdings,
Gtd. Debs	7.00	2/15/28	200,000		109,447
Macy’s Retail Holdings,
Gtd. Debs	7.45	7/15/17	350,000		232,624
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000		658,979
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000		321,212
Target,
Sr. Unscd. Notes	5.88	3/1/12	100,000		99,084
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000		98,584
Target,
Sr. Unscd. Notes	7.00	1/15/38	380,000		291,501
Wal-Mart Stores,
Sr. Unscd. Notes	4.13	2/15/11	75,000	[b]	75,205
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000		451,274
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	400,000		360,136
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000		551,803
					6,046,418
State/Territory General Obligation—.1%
State of Illinois Taxable Pension
Funding, Bonds	5.10	6/1/33	655,000		545,753
Technology—.3%
Electronic Data Systems,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000	[a]	118,117
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000	[b]	482,227
The Fund

35

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Technology (continued)
International Business Machines,
Sr. Unscd. Notes	4.38	6/1/09	100,000	[b]	99,690
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		545,950
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	225,000		213,363
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000		79,637
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000		322,085
Oracle,
Sr. Unscd. Notes	5.00	1/15/11	1,000,000		992,234
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		131,484
					2,984,787
Telecommunications—1.3%
America Movil,
Gtd. Notes	6.38	3/1/35	100,000		70,254
AT & T Wireless,
Sr. Unscd. Notes	7.88	3/1/11	1,225,000		1,223,050
AT & T Wireless,
Sr. Unscd. Notes	8.13	5/1/12	250,000		248,005
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	400,000		316,786
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	434,778
BellSouth Telecommunications,
Unscd. Debs.	6.38	6/1/28	550,000		440,209
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		78,638
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		460,093
British Telecommunications,
Sr. Unscd. Notes	9.13	12/15/30	175,000	[a]	158,820
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		464,148
Deutsche Telekom International
Finance, Gtd. Bonds	8.50	6/15/10	215,000	[a]	211,837

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Telecommunications (continued)
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	300,000	[a]	266,230
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000		99,202
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	220,000	[a]	207,796
GTE,
Gtd. Bonds	6.94	4/15/28	100,000		77,247
Koninklijke,
Sr. Unscd. Notes	8.00	10/1/10	250,000		239,506
Koninklijke,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		203,266
Motorola,
Sr. Unscd. Debs.	7.50	5/15/25	150,000		117,146
New Jersey Bell Telephone,
Sr. Unscd. Bonds	8.00	6/1/22	25,000		22,201
Pacific-Bell,
Gtd. Bonds	7.13	3/15/26	310,000		260,992
SBC Communications,
Sr. Unscd. Notes	5.10	9/15/14	250,000		218,615
SBC Communications,
Sr. Unscd. Notes	5.88	8/15/12	775,000		744,093
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000		683,841
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000		68,681
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000		120,534
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	275,000		218,584
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	200,000	[b]	193,700
U.S. West Communications,
Sr. Unscd. Debs.	6.88	9/15/33	330,000		206,250
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000		411,736
Verizon Global Funding,
Sr. Unscd. Notes	7.25	12/1/10	500,000		498,750

The Fund

37

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Telecommunications (continued)
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000		489,910
Verizon Global Funding,
Sr. Unscd. Notes	7.75	12/1/30	690,000		617,943
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000		453,759
Vodafone Group,
Sr. Unscd. Notes	7.75	2/15/10	580,000		564,046
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000		111,943
					11,202,589
Transportation—.2%
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000		88,179
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	100,000		94,991
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000		87,986
CSX,
Sr. Unscd. Bonds	6.15	5/1/37	200,000	[b]	130,586
Federal Express,
Sr. Unscd. Notes	9.65	6/15/12	225,000		235,138
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000		7,673
Norfolk Southern,
Sr. Unscd. Notes	7.05	5/1/37	50,000		43,298
Norfolk Southern,
Sr. Unscd. Notes	7.80	5/15/27	250,000		231,945
Union Pacific,
Sr. Unscd. Debs.	6.63	2/1/29	325,000		264,751
United Parcel Service of America,
Sr. Unscd. Debs.	8.38	4/1/30	10,000	[a]	10,769
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000		368,571
					1,563,887
U.S. Government Agencies—9.4%
Federal Farm Credit Banks,
Bonds	3.75	12/6/10	2,750,000		2,774,428

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	350,000		347,623
Federal Home Loan Banks,
Bonds, Ser. 455	3.00	4/15/09	5,675,000		5,688,790
Federal Home Loan Banks,
Bonds, Ser. 498	3.88	1/15/10	4,625,000		4,663,078
Federal Home Loan Banks,
Bonds, Ser. 567	4.38	9/17/10	2,800,000		2,857,196
Federal Home Loan Banks,
Bonds, Ser. 616	4.63	2/18/11	1,000,000		1,028,948
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000		964,271
Federal Home Loan Banks,
Bonds	4.88	11/18/11	3,000,000		3,115,815
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000		1,942,122
Federal Home Loan Banks,
Bonds	5.00	11/17/17	1,000,000		978,267
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000		1,301,734
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		324,725
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000		311,688
Federal Home Loan Banks,
Bonds	5.50	7/15/36	180,000		174,633
Federal Home Loan Mortgage Corp.,
Notes	4.00	12/15/09	2,350,000	[c]	2,375,178
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[c]	1,950,487
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/13	3,200,000	[c]	3,245,056
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[c]	1,414,078
Federal Home Loan Mortgage Corp.,
Notes	4.75	1/18/11	1,250,000	[c]	1,295,360
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000		1,028,682

The Fund

39

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000		815,145
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,125,000		1,176,738
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000		748,283
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000		645,789
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000		531,321
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	2,500,000		2,660,868
Federal Home Loan Mortgage Corp.,
Sub. Notes	5.88	3/21/11	650,000		669,544
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000		1,089,217
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000		452,760
Federal Home Loan Mortgage Corp.,
Notes	6.88	9/15/10	2,500,000		2,668,450
Federal National Mortgage
Association, Notes	3.25	2/15/09	875,000	[c]	876,642
Federal National Mortgage
Association, Notes	3.88	2/15/10	1,025,000	[c]	1,034,623
Federal National Mortgage
Association, Bonds	4.38	3/15/13	2,605,000	[c]	2,632,790
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[c]	831,707
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[c]	1,429,362
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[c]	1,513,479
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[c]	204,457
Federal National Mortgage
Association, Notes	5.00	3/15/16	240,000	[c]	239,101
Federal National Mortgage
Association, Notes	5.00	5/11/17	1,200,000		1,181,178
Federal National Mortgage
Association, Notes	5.13	4/15/11	2,500,000		2,599,688

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	357,030
Federal National Mortgage
Association, Sub. Notes	5.25	8/1/12	1,000,000	1,000,370
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	1,234,960
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000	1,318,440
Federal National Mortgage
Association, Notes	5.38	6/12/17	360,000	364,527
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000	1,264,808
Federal National Mortgage
Association, Bonds	6.00	5/15/11	2,450,000	2,602,468
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	1,442,771
Federal National Mortgage
Association, Notes	6.63	11/15/10	3,350,000	3,585,398
Federal National Mortgage
Association, Notes	7.25	1/15/10	1,550,000	1,624,912
Financing (FICO),
Bonds	8.60	9/26/19	40,000	50,726
Financing (FICO),
Bonds, Ser. E	9.65	11/2/18	510,000	679,750
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000	758,415
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000	1,867,553
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000	173,496
				80,108,925
U.S. Government Agencies/
Mortgage-Backed—38.7%
Federal Home Loan Mortgage Corp.:
6.00%			1,500,000 [d]	1,497,422
3.50%, 6/1/19			45,151	41,521
4.00%, 8/1/18—9/1/35			1,082,231	1,011,464
4.47%, 12/1/34			60,578 [a]	61,067
4.50%, 5/1/10—1/1/37			9,011,482	8,497,105
5.00%, 12/1/17—6/1/38			35,053,047	33,506,701

The Fund

41

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
4.72%, 6/1/34	61,868 [a]	61,128
4.75%, 4/1/33	38,113 [a]	38,176
4.98%, 6/1/35	26,223 [a]	26,815
5.03%, 12/1/34	121,160 [a]	121,176
5.14%, 8/1/34	43,061 [a]	43,632
5.18%, 11/1/33	46,816 [a]	46,737
5.47%, 3/1/36	43,911 [a]	44,353
5.49%, 10/1/32	59,142 [a]	59,869
5.50%, 9/1/09—8/1/38	40,737,005	39,848,750
5.62%, 8/1/37	367,497 [a]	371,602
6.00%, 12/1/13—7/1/38	23,059,853	23,057,681
6.20%, 6/1/36	33,768 [a]	34,115
6.50%, 12/1/12—11/1/37	6,370,867	6,476,875
7.00%, 9/1/11—7/1/37	662,065	679,031
7.50%, 7/1/10—11/1/33	256,578	270,793
8.00%, 2/1/17—10/1/31	113,166	119,844
8.50%, 10/1/18—6/1/30	4,463	4,787
Federal National Mortgage Association:
5.00%	1,600,000 [d]	1,515,750
5.50%	2,300,000 [d]	2,247,171
6.00%	2,300,000 [d]	2,298,921
3.82%, 6/1/34	589,431 [a]	590,321
4.00%, 9/1/18—10/1/20	1,607,286	1,501,456
4.01%, 9/1/33	38,708 [a]	38,395
4.11%, 9/1/33	85,911 [a]	85,449
4.13%, 2/1/35	1,007,843 [a]	1,016,784
4.30%, 6/1/34	209,840 [a]	207,912
4.33%, 1/1/35	826,650 [a]	854,284
4.50%, 4/1/18—4/1/38	10,395,601	9,819,535
4.59%, 3/1/34	909,750 [a]	904,378
4.64%, 2/1/34	999,714 [a]	1,011,070
4.67%, 8/1/35	673,448 [a]	677,108
4.79%, 10/1/34	45,191 [a]	45,539
4.86%, 8/1/35	189,220 [a]	189,350
4.86%, 9/1/35	1,578,922 [a]	1,579,470
4.93%, 5/1/33	39,820 [a]	40,099
4.94%, 11/1/32	44,763 [a]	45,072
5.00%, 5/1/10—7/1/38	38,237,328	36,567,059
5.05%, 1/1/35	47,937 [a]	47,654
5.10%, 8/1/34	46,996 [a]	48,146

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
5.10%, 12/1/35	64,714 [a]	66,682
5.20%, 11/1/36	744,647 [a]	755,649
5.23%, 6/1/35	144,779 [a]	141,965
5.27%, 11/1/35	28,894 [a]	28,456
5.32%, 3/1/37	525,272 [a]	532,463
5.47%, 2/1/37	1,280,837 [a]	1,300,133
5.50%, 2/1/14—8/1/38	52,424,764	51,353,327
5.50%, 2/1/37	1,646,162 [a]	1,669,257
5.65%, 4/1/36	991,693 [a]	1,001,326
5.68%, 3/1/37	271,408 [a]	275,096
5.85%, 12/1/36	158,382 [a]	164,606
5.91%, 11/1/36	89,099 [a]	92,199
5.93%, 2/1/37	25,162 [a]	25,481
6.00%, 6/1/11—1/1/38	34,278,183	34,318,402
6.50%, 1/1/11—12/1/37	11,902,569	12,094,673
7.00%, 3/1/14—3/1/38	3,379,529	3,498,600
7.50%, 8/1/15—3/1/32	294,223	310,067
8.00%, 2/1/13—8/1/30	84,320	89,285
8.50%, 9/1/15—7/1/30	33,496	36,140
9.00%, 4/1/16—10/1/30	5,763	6,144
Government National Mortgage Association I:
5.50%	4,000,000 [d]	3,923,124
6.50%	5,000,000 [d]	5,053,905
4.50%, 1/15/19—8/15/33	933,553	887,742
5.00%, 1/15/17—7/15/38	6,015,641	5,783,821
5.50%, 9/15/20—6/15/38	12,309,813	12,097,633
6.00%, 10/15/13—8/15/38	14,276,310	14,299,358
6.50%, 2/15/24—10/15/37	2,367,613	2,398,248
7.00%, 4/1/11—8/15/32	285,729	293,362
7.50%, 9/15/11—10/15/32	210,530	222,186
8.00%, 2/15/17—3/15/32	57,577	61,613
8.25%, 10/15/26—6/15/27	10,944	11,650
8.50%, 10/15/26	19,121	20,515
9.00%, 2/15/22—2/15/23	13,160	14,346
Government National Mortgage Association II:
3.50%, 5/20/34	58,440	49,918
6.50%, 2/20/28	2,842	2,883
8.50%, 7/20/25	1,812	1,960
		330,133,782

The Fund

43

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities—24.3%
U.S. Treasury Bonds:
4.38%, 2/15/38	1,180,000 [b]	1,183,873
4.50%, 2/15/36	2,200,000 [b]	2,241,424
4.75%, 2/15/37	800,000 [b]	848,438
5.00%, 5/15/37	2,555,000 [b]	2,814,892
5.25%, 11/15/28	1,440,000 [b]	1,531,801
5.25%, 2/15/29	1,200,000 [b]	1,276,969
5.38%, 2/15/31	1,405,000 [b]	1,537,708
5.50%, 8/15/28	2,000,000 [b]	2,184,688
6.13%, 11/15/27	1,605,000 [b]	1,874,842
6.13%, 8/15/29	1,400,000 [b]	1,660,970
6.25%, 8/15/23	2,610,000 [b]	2,988,860
6.25%, 5/15/30	660,000 [b]	797,982
6.50%, 11/15/26	770,000 [b]	928,572
7.13%, 2/15/23	1,575,000 [b]	1,939,343
7.25%, 5/15/16	2,300,000 [b]	2,750,299
7.25%, 8/15/22	870,000 [b]	1,074,722
7.63%, 2/15/25	660,000 [b]	879,038
7.88%, 2/15/21	3,405,000 [b]	4,359,731
8.00%, 11/15/21	2,670,000 [b]	3,472,669
8.13%, 8/15/19	2,050,000 [b]	2,644,982
8.75%, 5/15/17	775,000 [b]	1,015,553
8.75%, 5/15/20	775,000 [b]	1,049,762
8.88%, 8/15/17	2,725,000 [b]	3,611,053
8.88%, 2/15/19	1,000,000 [b]	1,347,422
9.00%, 11/15/18	660,000 [b]	898,941
12.50%, 8/15/14	40,000	43,381
U.S. Treasury Notes:
2.00%, 9/30/10	4,400,000 [b]	4,442,284
2.13%, 4/30/10	4,675,000 [b]	4,728,328
2.50%, 3/31/13	2,600,000 [b]	2,599,797
2.88%, 1/31/13	3,495,000 [b]	3,567,906
3.25%, 12/31/09	5,500,000 [b]	5,611,722
3.38%, 11/30/12	790,000 [b]	826,662
3.38%, 6/30/13	3,425,000 [b]	3,528,555
3.38%, 7/31/13	1,200,000 [b]	1,235,626
3.50%, 5/31/13	2,370,000 [b]	2,460,171
3.50%, 2/15/18	2,470,000 [b]	2,403,426
3.63%, 5/15/13	2,700,000 [b]	2,816,861
3.88%, 10/31/12	9,100,000 [b]	9,709,281
3.88%, 2/15/13	1,150,000 [b]	1,215,407
3.88%, 5/15/18	3,100,000 [b]	3,095,883

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.00%, 11/15/12			7,700,000 [b]	8,243,212
4.00%, 2/15/15			300,000 [b]	313,594
4.13%, 8/31/12			1,200,000 [b]	1,290,938
4.25%, 9/30/12			800,000 [b]	865,438
4.25%, 8/15/13			2,800,000 [b]	2,998,408
4.25%, 11/15/13			3,921,000 [b]	4,204,355
4.25%, 8/15/15			805,000 [b]	837,640
4.25%, 11/15/17			2,530,000 [b]	2,602,937
4.38%, 8/15/12			225,000 [b]	244,037
4.50%, 2/28/11			3,500,000 [b]	3,747,737
4.50%, 9/30/11			676,000 [b]	727,809
4.50%, 11/30/11			3,500,000 [b]	3,780,823
4.50%, 3/31/12			2,950,000 [b]	3,190,841
4.50%, 11/15/15			3,800,000 [b]	4,021,175
4.50%, 2/15/16			425,000 [b]	448,342
4.50%, 5/15/17			1,800,000 [b]	1,875,938
4.63%, 8/31/11			700,000 [b]	755,782
4.63%, 10/31/11			4,300,000 [b]	4,653,408
4.63%, 11/15/16			2,000,000 [b]	2,096,876
4.63%, 2/15/17			2,415,000 [b]	2,539,336
4.75%, 3/31/11			1,800,000 [b]	1,941,329
4.75%, 5/15/14			2,400,000 [b]	2,634,190
4.75%, 8/15/17			2,300,000 [b]	2,435,127
4.88%, 4/30/11			3,800,000 [b]	4,109,347
4.88%, 5/31/11			3,200,000 [b]	3,467,002
4.88%, 7/31/11			4,500,000 [b]	4,882,149
4.88%, 2/15/12			3,600,000 [b]	3,941,719
4.88%, 8/15/16			2,530,000 [b]	2,697,020
5.00%, 2/15/11			3,400,000 [b]	3,677,579
5.00%, 8/15/11			4,125,000 [b]	4,511,397
5.13%, 5/15/16			1,350,000 [b]	1,463,801
5.75%, 8/15/10			5,875,000 [b]	6,328,480
6.00%, 8/15/09			14,650,000 [b]	15,181,077
6.50%, 2/15/10			5,100,000 [b]	5,421,142
				207,329,809
Wireless Communications—.1%
Rogers Wireless Communications,
Scd. Bonds	6.38	3/1/14	760,000	679,377
Total Bonds and Notes
(cost $861,690,398)				822,979,500

The Fund

45

STATEMENT OF INVESTMENTS (continued)

Other Investment—3.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $29,841,000)	29,841,000 [e]	29,841,000

Investment of Cash Collateral
for Securities Loaned—23.7%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $201,919,961)	201,919,961 [e]	201,919,961

Total Investments (cost $1,093,451,359)	123.9%	1,054,740,461
Liabilities, Less Cash and Receivables	(23.9%)	(203,653,404)
Net Assets	100.0%	851,087,057

a Variable rate security—interest rate subject to periodic change.
b All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $214,892,462 and the total market value of the collateral held by the fund is $222,211,424, consisting of cash collateral of $201,919,961, U.S. Government and Agency securities valued at $12,833,366, and letters of credit valued at $7,458,097.
c On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government & Agencies	72.4	Foreign/Governmental	2.7
Money Market Investments	27.2	State/Government
Corporate Bonds	17.1	General Obligations	.1
Asset/Mortgage-Backed	4.4		123.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $214,892,462)—Note 1(b):
Unaffiliated issuers	861,690,398	822,979,500
Affiliated issuers	231,760,961	231,760,961
Cash		4,451,631
Dividends and Interest receivable		8,407,523
Receivable for shares of Capital Stock subscribed		3,042,268
Other Assets		11,097
		1,070,652,980

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		194,779
Liability for securities on loan—Note 1(b)		201,919,961
Payable for investment securities purchased		16,681,417
Payable for shares of Capital Stock redeemed		769,766
		219,565,923

Net Assets ($)		851,087,057

Composition of Net Assets ($):
Paid-in capital		896,479,751
Accumulated undistributed investment income—net		14,018
Accumulated net realized gain (loss) on investments		(6,695,814)
Accumulated net unrealized appreciation
(depreciation) on investments		(38,710,898)

Net Assets ($)		851,087,057

Net Asset Value Per Share
	Investor Shares	BASIC Shares

Net Assets ($)	428,767,753	422,319,304
Shares Outstanding	44,586,739	43,891,148

Net Asset Value Per Share ($)	9.62	9.62

See notes to financial statements.

The Fund

47

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Income:
Interest	31,449,487
Income from securities lending	977,071
Cash dividends;
Affiliated issuers	366,305
Total Income	32,792,863
Expenses:
Management fee—Note 3(a)	975,521
Distribution fees (Investor Shares)—Note 3(b)	922,665
Directors’ fees—Note 3(a)	72,381
Loan commitment fees—Note 2	12,905
Total Expenses	1,983,472
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(72,381)
Net Expenses	1,911,091
Investment Income—Net	30,881,772

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(726,552)
Net unrealized appreciation (depreciation) on investments	(37,634,162)
Net Realized and Unrealized Gain (Loss) on Investments	(38,360,714)
Net (Decrease) in Net Assets Resulting from Operations	(7,478,942)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment income—net	30,881,772	22,653,325
Net realized gain (loss) on investments	(726,552)	(157,819)
Net unrealized appreciation
(depreciation) on investments	(37,634,162)	1,534,763
Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,478,942)	24,030,269

Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(17,255,387)	(11,482,656)
BASIC Shares	(13,875,820)	(11,353,172)
Total Dividends	(31,131,207)	(22,835,828)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	275,212,660	170,848,549
BASIC Shares	197,835,399	117,425,056
Net assets received in connection
with reorganization—Note 1	108,314,039	—
Dividends reinvested:
Investor Shares	16,741,220	11,189,881
BASIC Shares	7,770,384	5,714,132
Cost of shares redeemed:
Investor Shares	(141,747,478)	(110,003,537)
BASIC Shares	(119,150,782)	(74,885,473)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	344,975,442	120,288,608
Total Increase (Decrease) in Net Assets	306,365,293	121,483,049

Net Assets ($):
Beginning of Period	544,721,764	423,238,715
End of Period	851,087,057	544,721,764
Undistributed investment income—net	14,018	17,698

The Fund

49

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2008	2007

Capital Share Transactions:
Investor Shares
Shares sold	27,289,993	17,120,327
Shares issued in connection
with reorganization—Note 1	12,266
Shares issued for dividends reinvested	1,663,862	1,121,581
Shares redeemed	(14,081,166)	(11,045,132)
Net Increase (Decrease) in Shares Outstanding	14,884,955	7,196,776

BASIC Shares
Shares sold	19,684,157	11,789,633
Shares issued in connection
with reorganization—Note 1	10,707,749	—
Shares issued for dividends reinvested	774,442	572,731
Shares redeemed	(11,853,674)	(7,507,754)
Net Increase (Decrease) in Shares Outstanding	19,312,674	4,854,610

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.03	10.02	10.01	10.38	10.35
Investment Operations:
Investment income—net[a]	.47	.47	.45	.41	.41
Net realized and unrealized
gain (loss) on investments	(.41)	.02	.02	(.34)	.10
Total from Investment Operations	.06	.49	.47	.07	.51
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.46)	(.43)	(.43)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.05)
Total Distributions	(.47)	(.48)	(.46)	(.44)	(.48)
Net asset value, end of period	9.62	10.03	10.02	10.01	10.38

Total Return (%)	.51	4.99	4.79	.72	5.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	.41	.40	.40	.40
Ratio of net expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	4.64	4.73	4.53	4.06	3.94
Portfolio Turnover Rate	25.41	42.83[b]	31.05	46.96	44.84

Net Assets, end of period ($ x 1,000)	428,768	297,998	225,507	211,701	208,234

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was
41.80%.
See notes to financial statements.

The Fund

51

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

BASIC Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.04	10.03	10.02	10.39	10.36
Investment Operations:
Investment income—net[a]	.48	.50	.47	.44	.43
Net realized and unrealized
gain (loss) on investments	(.40)	.01	.02	(.34)	.11
Total from Investment Operations	.08	.51	.49	.10	.54
Distributions:
Dividends from investment income—net	(.50)	(.50)	(.48)	(.46)	(.46)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.05)
Total Distributions	(.50)	(.50)	(.48)	(.47)	(.51)
Net asset value, end of period	9.62	10.04	10.03	10.02	10.39

Total Return (%)	.67	5.25	5.06	.97	5.29

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16	.16	.15	.15	.15
Ratio of net expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	4.89	4.99	4.78	4.31	4.19
Portfolio Turnover Rate	25.41	42.83[b]	31.05	46.96	44.84

Net Assets, end of period ($ x 1,000)	422,319	246,724	197,732	187,827	171,827

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was
41.80%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek to replicate the total return of the Barclays Capital U.S.Aggregate Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to liabilities, of BNY Hamilton U.S. Bond Market Index Fund (“BNY U.S Bond”) were transferred to the fund in exchange for the shares of Capital Stock of the fund of equal value. Shareholders of BNY U.S. Bond received shares of the fund, in an amount equal to the aggregate net asset value of their investment in BNY U.S. Bond at the time of the exchange.The fund’s net asset value per share on the close of business on September 12, 2008 after the reorganization was $10.10 and a total of 12,266 Investor shares and 10,707,749 Basic shares representing net assets of $108,314,039 (including $108,391 net unrealized depreciation on investments) were issued to shareholders of BNY U.S. Bond in the exchange. The exchange was a tax-free event to BNY U.S. Bond shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The

The Fund

53

NOTES TO FINANCIAL STATEMENTS (continued)

fund is authorized to issue 150 million shares of $.001 par value Capital Stock.The fund is currently authorized to issue two classes of shares: Investor (75 million shares authorized) and BASIC (75 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a secu-

rity include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates fair value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the

The Fund

55

NOTES TO FINANCIAL STATEMENTS (continued)

lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31,2008,The Bank of New York Mellon earned $526,115 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $14,018, accumulated capital losses $6,694,656 and unrealized depreciation $38,712,056.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, $200,657 of the carryover expires in fiscal 2012, $1,287,894 expires in fiscal 2013, $3,695,859 expires in fiscal 2014, $536,637 expires in fiscal 2015 and $973,609 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows: ordinary income $31,131,207 and $22,835,828, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gains and losses on mortgage backed securities, amortization of premiums, consent fees and capital loss carryover and wash sales from fund merger, the fund increased accumulated undistributed investment income-net by $245,755, decreased accumulated net realized gain (loss) on investments by $2,351,942 and increased paid-in capital by $2,106,187. Net assets and net asset value per share were not affected by this reclassification.

The Fund

57

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2008, the fund did not borrow under either Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to the Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended October 31, 2008, Investor shares were charged $922,665 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $103,289 and Rule 12b-1 distribution plan fees $91,490.

The Fund

59

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $393,484,152 and $162,359,351, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $1,093,452,517; accordingly, accumulated net unrealized depreciation on investments was $38,712,056, consisting of $6,742,554 gross unrealized appreciation and $45,454,610 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

The Fund

61

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes the fund hereby designates 99.96% of ordinary income dividends paid during the fiscal year ended October 31, 2008 as qualifying “interest related dividends.”

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

The Fund

63

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

The Fund

65

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

19	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Important Tax Information

34	Proxy Results

35	Board Members Information

37	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Midcap Stock Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Midcap Stock Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum,depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

November 17, 2008 2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2007, through October 31, 2008, as provided by Michael Dunn, Oliver Buckley and Patrick Slattery, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Midcap Stock Fund’s Class A shares produced a total return of –39.72%, Class B shares returned –40.19%, Class C shares returned –40.18%, Class I shares returned –39.53% and Class T shares returned –39.85% .1 This compares with the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), which produced a total return of –36.46% for the same period.2

Slowing U.S. economic growth, falling housing prices and an expanding credit crisis sharply undercut stocks during the reporting period.These declines affected all market capitalization sectors to roughly the same degree, with midcap stocks experiencing a downturn similar in severity to both large-cap and small-cap stocks.The fund produced lower returns than the S&P 400 Index,primarily due to relatively weak stock selections in several sectors, including consumer staples and industrials.

On a separate note, effective on or about December 17, 2008, the fund will merge into Dreyfus S&P STARS Opportunities Fund.

The Fund’s Investment Approach

The fund typically seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in growth and value stocks of mid-capitalization companies. A proprietary quantitative model considers more than 40 factors to identify and rank stocks based on fundamental momentum, relative value, future value, long-term growth and other factors.We then focus on “bottom-up” stock selection to construct a portfolio with exposure to industries and market capitalizations that are similar to the benchmark’s composition. We seek to overweight more attractive stocks and underweight or not hold stocks that have been ranked as less attractive.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Negative Economic News Drove Markets Lower

U.S. economic growth slowed during the reporting period, triggering bouts of heightened stock market volatility. By September 2008, a credit crisis that began in 2007 in the sub-prime mortgage market had mushroomed into a global financial crisis, threatening to undermine the stability of the global banking system. Meanwhile, plunging housing values and rising unemployment led consumers to curtail discretionary spending. In addition, many businesses reduced capital spending in anticipation of reduced credit availability and a more challenging business environment. These developments produced historically steep declines in stock prices during the final months of the reporting period.

Disappointments in Consumer Staples and Industrials

While the fund’s quantitative stock selection process identified relatively strong performers in several market sectors, the fund’s underperformance in a handful of market sectors caused its overall returns to lag the benchmark. Among consumer staples holdings, two notably weak performers included agricultural processor Bunge Limited and alcoholic beverage distributor Central European Distribution. In the industrials sector, construction engineering firms Dycom Industries and Jacobs Engineering Group suffered as a result of their exposure to industries hurt by the economic downturn. In addition, truck manufacturer Oshkosh encountered financial setbacks in connection with a recent European acquisition. Finally, in the basic materials sector, steel fabricator AK Steel Holding was negatively affected by falling commodity prices.

Other Stock Selections Fared Better

The fund achieved above-average results in some key areas due to strong selections of individual stocks. Among financial companies, for example, property and casualty insurer Philadelphia Consolidated Holding rose after receiving a buyout offer. Securities trading services provider NASDAQ OMX Group outperformed during the period it

4

was held in the fund due to the company’s expanding European presence and its success in controlling costs. However, the fund also held some of the financial sector’s weaker performers, including the real estate investment trusts ProLogis and Hospitality Properties Trust.

The retail industry proved to be a relatively strong area for the fund. Although some holdings, such as entertainment software seller GameStop, were sharply penalized by the market, others, including discount merchandisers Family Dollar Stores and Dollar Tree held up relatively well. Relatively strong holdings in the energy sector, such as natural gas producer Southwestern Energy, more than made up for weaker holdings, such as independent oil and gas company Denbury Resources.The fund also held several stronger performers in the health care sector, including cardiovascular equipment maker Edwards Lifesciences and infection control specialist STERIS.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 4, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.
Franklin Portfolio Associates is a wholly-owned subsidiary of The Bank of NewYork Mellon
Corporation. Franklin Portfolio Associates has no affiliation to the Franklin Templeton Group of
Funds or Franklin Resources, Inc.The portfolio managers are dual employees of Franklin Portfolio
Associates and Dreyfus.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Midcap Stock Fund Class A shares, Class B shares, Class C shares and Class I shares with the Standard & Poor’s MidCap 400
Index and the Russell Midcap Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Midcap Stock Fund on 10/31/98 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the
“S&P 400 Index”) and the Russell Midcap Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class I shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(43.18)%	(3.29)%	2.16%
without sales charge		(39.72)%	(2.13)%	2.77%
Class B shares
with applicable redemption charge †		(42.17)%	(3.05)%	2.31%
without redemption		(40.19)%	(2.86)%	2.31%
Class C shares
with applicable redemption charge ††		(40.67)%	(2.87)%	2.00%
without redemption		(40.18)%	(2.87)%	2.00%
Class I shares		(39.53)%	(1.88)%	3.02%
Class T shares
with applicable sales charge (4.5%)	8/16/99	(42.56)%	(3.27)%	2.04%†††
without sales charge	8/16/99	(39.85)%	(2.37)%	2.50%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††† The total return performance figures presented for Class T shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 8/16/99 (the inception date for Class T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Stock Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 5.42	$ 8.53	$ 8.53	$ 4.38	$ 6.46
Ending value (after expenses)	$657.60	$654.80	$655.40	$658.60	$656.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 6.60	$ 10.38	$ 10.38	$ 5.33	$ 7.86
Ending value (after expenses)	$1,018.60	$1,014.83	$1,014.83	$1,019.86	$1,017.34

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class B, 2.05% for
Class C, 1.05% for Class I and 1.55% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—98.8%	Shares	Value ($)

Commercial & Consumer Services—5.8%
Avnet	12,700 [a]	212,598
Brink’s	8,600	417,014
Copart	5,400 [a]	188,460
Dun & Bradstreet	10,600	781,114
Gartner	16,000 [a]	294,400
Ingram Micro, Cl. A	12,700 [a]	169,291
Manpower	11,100	345,543
MPS Group	28,000 [a]	218,120
Tech Data	19,200 [a]	411,840
		3,038,380
Consumer Durables—1.5%
Activision Blizzard	18,400 [a]	229,264
Callaway Golf	26,500 [b]	277,190
Hasbro	10,150	295,060
		801,514
Consumer Non-Durables—6.6%
American Greetings, Cl. A	14,900	174,032
Blyth	14,900	128,140
Central European Distribution	14,100 [a,b]	405,939
Church & Dwight	7,900	466,811
Hormel Foods	7,650	216,189
PepsiAmericas	13,400	253,662
Ralcorp Holdings	6,700 [a]	453,456
Tupperware Brands	9,800	247,940
Universal	13,100 [b]	518,629
Warnaco Group	19,000 [a]	566,390
		3,431,188
Consumer Services—2.3%
Brinker International	32,075	298,297
ITT Educational Services	6,400 [a]	560,960
John Wiley & Sons, Cl. A	5,300	184,334
Service Corporation International	19,600	135,240
		1,178,831
Electronic Technology—6.4%
CommScope	20,800 [a,b]	305,968
Harris	7,100	255,245

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology (continued)
Integrated Device Technology	52,500 [a]	333,900
Intersil, Cl. A	29,750	407,278
Jabil Circuit	28,900	243,049
L-3 Communications Holdings	1,600	129,872
Rockwell Automation	5,500	152,185
Semtech	41,800 [a,b]	506,616
Synopsys	10,200 [a]	186,456
Western Digital	34,700 [a]	572,550
Zebra Technologies, Cl. A	12,900 [a]	261,096
		3,354,215
Energy Minerals—3.4%
Cimarex Energy	21,600	873,936
Denbury Resources	11,800 [a]	149,978
Southwestern Energy	20,700 [a]	737,334
		1,761,248
Finance—19.4%
AMB Property	14,000 [b]	336,420
American Financial Group	19,950	453,463
Cincinnati Financial	13,800	358,662
FirstMerit	26,800	624,976
GATX	11,250	321,187
HCC Insurance Holdings	33,600	741,216
Hospitality Properties Trust	39,750 [b]	403,462
Host Hotels & Resorts	21,500 [b]	222,310
Hudson City Bancorp	39,500	742,995
Jones Lang LaSalle	13,800	454,296
Macerich	9,600	282,432
Nasdaq OMX Group	6,700 [a,b]	217,482
Nationwide Health Properties	7,200	214,848
Philadelphia Consolidated Holding	4,500 [a]	263,205
Potlatch	6,600	219,186
ProLogis	12,050	168,700
Raymond James Financial	26,700 [b]	621,843
Reinsurance Group of America, Cl. A	6,800 [b]	253,912
StanCorp Financial Group	21,600	736,128
SVB Financial Group	11,600 [a,b]	596,820

10

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Synovus Financial	25,100 [b]	259,283
Transatlantic Holdings	2,800	119,980
UDR	13,300	262,808
Weingarten Realty Investors	23,800 [b]	486,710
Westamerica Bancorporation	12,600 [b]	721,350
		10,083,674
Health Care Technology—9.8%
Dentsply International	29,200	887,096
Edwards Lifesciences	6,100 [a,b]	322,324
IDEXX Laboratories	6,900 [a]	242,811
Invitrogen	34,100 [a,b]	981,739
Medicis Pharmaceutical, Cl. A	12,550 [b]	179,089
Perrigo	17,600 [b]	598,400
STERIS	13,300	452,732
Techne	4,800	331,296
Varian Medical Systems	4,500 [a]	204,795
Vertex Pharmaceuticals	21,100 [a]	553,031
Warner Chilcott, Cl. A	23,800 [a]	330,106
		5,083,419
Industrial Services—4.2%
Cameron International	11,400 [a]	276,564
Dycom Industries	19,800 [a]	175,824
Fluor	5,400	215,622
FMC Technologies	12,700 [a]	444,373
Helmerich & Payne	5,700	195,567
Jacobs Engineering Group	7,400 [a]	269,582
KBR	11,500	170,660
Murphy Oil	2,900	146,856
Oil States International	5,200 [a]	120,276
Patterson-UTI Energy	13,150	174,501
		2,189,825
Non-Energy Minerals—1.7%
AK Steel Holding	18,600	258,912
Reliance Steel & Aluminum	5,700	142,728
Worthington Industries	39,600 [b]	477,972
		879,612

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Process Industries—5.1%
Bunge	4,200	161,322
Crown Holdings	18,500 [a]	373,330
Lubrizol	6,100	229,238
Minerals Technologies	13,700	777,612
Olin	14,100	256,056
Owens-Illinois	17,000 [a]	388,960
Terra Industries	21,100	463,989
		2,650,507
Producer Manufacturing—7.3%
AGCO	14,850 [a]	468,072
ArvinMeritor	9,800	58,016
Gardner Denver	17,100 [a]	438,102
Gentex	13,500	129,465
Hubbell, Cl. B	17,500	627,725
Ingersoll-Rand, Cl. A	9,100	167,895
Kennametal	7,300	154,906
Manitowoc	17,200	169,248
Mettler-Toledo International	4,500 [a]	344,430
Nordson	10,600 [b]	391,458
Oshkosh	18,100	138,646
SPX	11,850	459,069
Toro	7,200 [b]	242,208
		3,789,240
Retail Trade—7.2%
Advance Auto Parts	12,300	383,760
Aeropostale	26,575 [a,b]	643,381
BJ’s Wholesale Club	14,000 [a,b]	492,800
Dollar Tree	16,900 [a]	642,538
Family Dollar Stores	11,450	308,119
GameStop, Cl. A	8,500 [a]	232,815
Tiffany & Co.	6,900	189,405
Urban Outfitters	40,300 [a]	876,122
		3,768,940
Technology Services—6.7%
ANSYS	7,500 [a]	214,725

12

Common Stocks (continued)	Shares	Value ($)

Technology Services (continued)
Computer Sciences	9,800 [a]	295,568
DST Systems	3,700 [a,b]	150,146
Express Scripts	3,900 [a]	236,379
LifePoint Hospitals	14,700 [a,b]	352,359
Lincare Holdings	24,400 [a]	642,940
Parametric Technology	27,350 [a]	355,277
Sohu.com	3,300 [a,b]	181,302
Sybase	24,700 [a]	657,761
Universal Health Services, Cl. B	9,700	407,788
		3,494,245
Telecommunications—1.1%
Telephone & Data Systems	22,100	593,385
Transportation—1.2%
Frontline	9,200 [b]	292,560
Kansas City Southern	6,200 [a]	191,394
Southwest Airlines	13,500	159,030
		642,984
Utilities—9.1%
Alliant Energy	18,850	553,813
CenterPoint Energy	48,300	556,416
Hawaiian Electric Industries	31,100	827,882
Integrys Energy	7,900	376,593
Pepco Holdings	21,550	445,008
Sierra Pacific Resources	79,600	659,884
Southern Union	23,200 [b]	399,504
UGI	19,700	470,239
WGL Holdings	14,300	460,317
		4,749,656
Total Common Stocks
(cost $74,113,893)		51,490,863

Other Investment—.3%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $173,000)	173,000 [c]	173,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—15.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,821,581)	7,821,581 [c]	7,821,581

Total Investments (cost $82,108,474)	114.1%	59,485,444
Liabilities, Less Cash and Receivables	(14.1%)	(7,347,583)
Net Assets	100.0%	52,137,861

a Non-income producing security.
b All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $7,934,908 and the total market value of the collateral held by the fund is $8,068,384, consisting of cash collateral of $7,821,581 and U.S. Government and Agency securities valued at $246,803.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Finance	19.4	Process Industries	5.1
Money Market Investments	15.3	Industrial Services	4.2
Health Care Technology	9.8	Energy Minerals	3.4
Utilities	9.1	Consumer Services	2.3
Producer Manufacturing	7.3	Non-Energy Minerals	1.7
Retail Trade	7.2	Consumer Durables	1.5
Technology Services	6.7	Transportation	1.2
Consumer Non-Durables	6.6	Telecommunications	1.1
Electronic Technology	6.4
Commercial & Consumer Services	5.8		114.1

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

				Cost	Value

Assets ($):
Investments in securities-See Statement of Investments (including securities on loan, valued at $7,934,908)—Note 1(b):
Unaffiliated issuers				74,113,893	51,490,863
Affiliated issuers				7,994,581	7,994,581
Cash					13,420
Receivable for investment securities sold					1,421,483
Dividends and interest receivable					71,216
Receivable for shares of Capital Stock subscribed					29,511
					61,021,074

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					62,466
Liability for securities on loan—Note 1(b)					7,821,581
Payable for investment securities purchased					876,325
Payable for shares of Capital Stock redeemed					122,221
Interest payable—Note 2					620
					8,883,213

Net Assets ($)					52,137,861

Composition of Net Assets ($):
Paid-in capital					82,731,434
Accumulated undistributed investment income—net					265,453
Accumulated net realized gain (loss) on investments					(8,235,996)
Accumulated net unrealized appreciation
(depreciation) on investments					(22,623,030)

Net Assets ($)					52,137,861

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	35,357,985	3,974,939	4,805,016	7,620,628	379,293
Shares Outstanding	4,578,763	601,788	725,531	938,535	51,174

Net Asset Value
Per Share ($)	7.72	6.61	6.62	8.12	7.41

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $240 foreign taxes withheld at source):
Unaffiliated issuers	1,438,704
Affiliated issuers	18,871
Income on securities lending	89,565
Total Income	1,547,140
Expenses:
Management fee—Note 3(a)	979,472
Distribution and service plan fees—Note 3(b)	321,748
Directors’ fees—Note 3(a)	4,486
Loan commitment fees—Note 2	1,478
Interest expense—Note 2	173
Total Expenses	1,307,357
Less—reduction in management fee
due to undertaking—Note 3(a)	(44,521)
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(4,486)
Net Expenses	1,258,350
Investment Income—Net	288,790

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(8,252,131)
Net unrealized appreciation (depreciation) on investments	(31,230,748)
Net Realized and Unrealized Gain (Loss) on Investments	(39,482,879)
Net (Decrease) in Net Assets Resulting from Operations	(39,194,089)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	288,790	(12,823)
Net realized gain (loss) on investments	(8,252,131)	16,309,602
Net unrealized appreciation
(depreciation) on investments	(31,230,748)	(2,561,573)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(39,194,089)	13,735,206

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(10,073,140)	(12,838,128)
Class B Shares	(2,334,879)	(4,141,897)
Class C Shares	(1,608,612)	(2,112,366)
Class I Shares	(1,988,588)	(4,818,062)
Class T Shares	(200,710)	(227,086)
Total Dividends	(16,205,929)	(24,137,539)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,127,049	15,768,053
Class B Shares	96,180	226,811
Class C Shares	593,566	1,262,988
Class I Shares	530,323	2,410,723
Class T Shares	252,551	462,004
Dividends reinvested:
Class A Shares	9,432,644	12,001,307
Class B Shares	2,226,328	3,903,700
Class C Shares	1,284,633	1,501,962
Class I Shares	1,881,081	4,651,436
Class T Shares	188,687	216,678
Cost of shares redeemed:
Class A Shares	(22,499,834)	(31,178,371)
Class B Shares	(7,997,882)	(11,726,726)
Class C Shares	(2,363,746)	(4,279,484)
Class I Shares	(13,032,289)	(10,515,413)
Class T Shares	(878,401)	(720,575)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(20,159,110)	(16,014,907)
Total Increase (Decrease) in Net Assets	(75,559,128)	(26,417,240)

Net Assets ($):
Beginning of Period	127,696,989	154,114,229
End of Period	52,137,861	127,696,989
Undistributed investment income—net	265,453	52,800

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	879,864	1,050,729
Shares issued for dividends reinvested	795,118	848,997
Shares redeemed	(1,988,287)	(2,081,757)
Net Increase (Decrease) in Shares Outstanding	(313,305)	(182,031)

Class Bb
Shares sold	9,804	17,328
Shares issued for dividends reinvested	217,945	310,601
Shares redeemed	(803,695)	(872,354)
Net Increase (Decrease) in Shares Outstanding	(575,946)	(544,425)

Class C
Shares sold	59,636	96,400
Shares issued for dividends reinvested	125,399	119,245
Shares redeemed	(242,931)	(315,584)
Net Increase (Decrease) in Shares Outstanding	(57,896)	(99,939)

Class I
Shares sold	45,213	154,820
Shares issued for dividends reinvested	151,141	316,482
Shares redeemed	(924,942)	(673,658)
Net Increase (Decrease) in Shares Outstanding	(728,588)	(202,356)

Class T
Shares sold	22,683	32,036
Shares issued for dividends reinvested	16,532	15,797
Shares redeemed	(82,923)	(48,608)
Net Increase (Decrease) in Shares Outstanding	(43,708)	(775)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended October 31, 2008, 413,881 Class B shares representing $4,190,233, were automatically converted to 356,376 Class A shares and during the period ended October 31, 2007, 487,720 Class B shares representing $6,589,514 were automatically converted to 433,658 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.11	16.29	20.14	18.02	16.68
Investment Operations:
Investment income (loss)—net[a]	.05	.02	(.02)	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	(5.31)	1.40	1.80	2.48	1.37
Total from Investment Operations	(5.26)	1.42	1.78	2.45	1.34
Distributions:
Dividends from net realized
gain on investments	(2.13)	(2.60)	(5.63)	(.33)	—
Net asset value, end of period	7.72	15.11	16.29	20.14	18.02

Total Return (%)[b]	(39.72)	9.85	10.34	13.70	8.10

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.35	1.35	1.35	1.35
Ratio of net expenses
to average net assets	1.30	1.32	1.35	1.35	1.35
Ratio of net investment income
(loss) to average net assets	.44	.11	(.10)	(.14)	(.17)
Portfolio Turnover Rate	81.79	123.26	144.49	87.40	77.47

Net Assets, end of period ($ x 1,000)	35,358	73,901	82,641	93,533	157,483

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.34	14.77	18.87	17.03	15.87
Investment Operations:
Investment (loss)—net[a]	(.03)	(.09)	(.13)	(.17)	(.15)
Net realized and unrealized
gain (loss) on investments	(4.57)	1.26	1.66	2.34	1.31
Total from Investment Operations	(4.60)	1.17	1.53	2.17	1.16
Distributions:
Dividends from net realized
gain on investments	(2.13)	(2.60)	(5.63)	(.33)	—
Net asset value, end of period	6.61	13.34	14.77	18.87	17.03

Total Return (%)[b]	(40.19)	9.06	9.51	12.84	7.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.10	2.10	2.10	2.10
Ratio of net expenses
to average net assets	2.05	2.07	2.10	2.10	2.10
Ratio of net investment (loss)
to average net assets	(.30)	(.65)	(.85)	(.92)	(.91)
Portfolio Turnover Rate	81.79	123.26	144.49	87.40	77.47

Net Assets, end of period ($ x 1,000)	3,975	15,708	25,435	33,992	40,755

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended October 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.37	14.80	18.90	17.06	15.90
Investment Operations:
Investment (loss)—net[a]	(.03)	(.09)	(.13)	(.17)	(.15)
Net realized and unrealized
gain (loss) on investments	(4.59)	1.26	1.66	2.34	1.31
Total from Investment Operations	(4.62)	1.17	1.53	2.17	1.16
Distributions:
Dividends from net realized
gain on investments	(2.13)	(2.60)	(5.63)	(.33)	—
Net asset value, end of period	6.62	13.37	14.80	18.90	17.06

Total Return (%)[b]	(40.18)	9.03	9.43	12.88	7.30

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.10	2.10	2.10	2.10
Ratio of net expenses
to average net assets	2.05	2.07	2.10	2.10	2.10
Ratio of net investment (loss)
to average net assets	(.31)	(.64)	(.85)	(.93)	(.92)
Portfolio Turnover Rate	81.79	123.26	144.49	87.40	77.47

Net Assets, end of period ($ x 1,000)	4,805	10,473	13,072	16,563	16,041

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.73	16.82	20.59	18.37	16.95
Investment Operations:
Investment income—net[b]	.08	.06	.03	.02	.02
Net realized and unrealized
gain (loss) on investments	(5.56)	1.45	1.83	2.53	1.40
Total from Investment Operations	(5.48)	1.51	1.86	2.55	1.42
Distributions:
Dividends from net realized
gain on investments	(2.13)	(2.60)	(5.63)	(.33)	—
Net asset value, end of period	8.12	15.73	16.82	20.59	18.37

Total Return (%)	(39.53)	10.11	10.56	13.99	8.38

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.10	1.10	1.10	1.10
Ratio of net expenses
to average net assets	1.05	1.06	1.10	1.10	1.10
Ratio of net investment income
to average net assets	.68	.36	.15	.08	.09
Portfolio Turnover Rate	81.79	123.26	144.49	87.40	77.47

Net Assets, end of period ($ x 1,000)	7,621	26,228	31,446	31,738	39,215

a	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares
b	Based on average shares outstanding at each month end.
See notes to financial statements.

22

		Year Ended October 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.62	15.88	19.81	17.77	16.49
Investment Operations:
Investment income (loss)—net[a]	.02	(.02)	(.06)	(.08)	(.07)
Net realized and unrealized
gain (loss) on investments	(5.10)	1.36	1.76	2.45	1.35
Total from Investment Operations	(5.08)	1.34	1.70	2.37	1.28
Distributions:
Dividends from net realized
gain on investments	(2.13)	(2.60)	(5.63)	(.33)	—
Net asset value, end of period	7.41	14.62	15.88	19.81	17.77

Total Return (%)[b]	(39.85)	9.56	10.03	13.44	7.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.60	1.60	1.60	1.60
Ratio of net expenses
to average net assets	1.55	1.57	1.60	1.60	1.60
Ratio of net investment income
(loss) to average net assets	.17	(.14)	(.36)	(.43)	(.42)
Portfolio Turnover Rate	81.79	123.26	144.49	87.40	77.47

Net Assets, end of period ($ x 1,000)	379	1,388	1,519	1,388	1,570

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Stock Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Midcap Stock Fund” to “Dreyfus Midcap Stock Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (66 million shares authorized) and ClassT shares (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares,

24

except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon and/or any of its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and a Dreyfus affiliate, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign

26

securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2008, The Bank of New York Mellon earned $29,855 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, pre-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

sented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ending October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $169,467, accumulated capital losses $8,224,360 and unrealized depreciation $22,538,680.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007, were as follows: ordinary income $6,564,078 and $3,377,039 and long term capital gains $9,641,851 and $20,760,500, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $76,137 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

28

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was approximately $6,700, with a related weighted average annualized interest rate of 2.60% .

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds andThe Dreyfus/Laurel FundsTrust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board Meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed from November 1, 2007 through April 4, 2009 to waive receipt of a portion of the fund’s management fee, in the amount of .05% of the value of the fund’s average daily net assets. The reduction in management fee pursuant to the undertaking, amounted to $44,521 during the period ended October 31, 2008.

During the period ended October 31, 2008, the Distributor retained $2,271 and $9 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $20,562 and $1,343 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

30

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2008, Class A, Class B, Class C and Class T shares were charged $145,033, $69,069, $59,684 and $2,522, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $23,023, $19,895 and $2,522, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $49,406, Rule 12b-1 distribution plans fees $13,417 and shareholder services plan fees $1,993, which are offset against an expense reimbursement currently in effect in the amount of $2,350.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $73,100,267 and $109,472,142, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $82,024,124; accordingly, accumulated net unrealized depreciation on investments was $22,538,680, consisting of $978,031 gross unrealized appreciation and $23,516,711 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Plan of Reorganization:

On August 5, 2008, the Board of Directors of the Company, and on October 15, 2008, the shareholders of the fund, approved an Agreement and Plan of Reorganization between the Company, on behalf of the fund, and Dreyfus Premier Manager Funds I, on behalf of Dreyfus S&P STARS Opportunities Fund (the “Acquiring Fund”). The merger provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). The Reorganization took place on December 17, 2008. In anticipation of the Reorganization, effective August 29, 2008, the fund was closed to any investments for new accounts.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Stock Fund (formerly Dreyfus Premier Midcap Stock Fund) as series of The Dreyfus/Laurel Funds, Inc., (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Stock Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 28.20% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,902 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.Also the fund hereby designates $1.2588 per share as a long-term capital gain distribution and $.8582 per share as a short-term capital gain distribution of the $2.1170 per share paid on December 18, 2007 and also the fund hereby designates $.0083 per share as a long-term capital gain distribution and $.0047 per share as a short-term capital gain distribution of the $.0130 per share paid on March 27, 2008.

PROXY RESULTS (Unaudited)

The Dreyful/Laurel Funds,Inc.,held a special meeting of shareholders on October 15, 2008.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes for	Authority Withheld	Abstain

To approve an Agreement and Plan of
Reorganization providing for the
transfer of all of the assets of the
fund to Dreyfus S&P STARS Opportunity
Fund (the “Acquiring Fund”)	3,817,371	234,154	201,923

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.
38

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Important Tax Information

25	Board Members Information

27	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Disciplined Stock Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum,depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

November 17, 2008 2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2007, through October 31, 2008, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Disciplined Stock Fund produced a total return of –36.51% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –36.08% for the same period.2

Slowing U.S. economic growth and an intensifying financial crisis fueled steep stock market declines, especially during the final months of the reporting period. While financial stocks bore the brunt of the downturn, all 10 sectors of the S&P 500 Index encountered severe declines.The fund managed to limit its losses in the especially hard-hit financial and consumer discretionary areas, but these relatively favorable results were balanced by disappointing returns in the materials, technology and energy sectors. As a result, the fund’s total return roughly matched that of the benchmark, which is not subject to fees and expenses like a mutual fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index.We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.At the end of the reporting period, the fund held positions in approximately 85 stocks across 11 economic sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Driven Lower By Negative Economic News

The reporting period was characterized by dramatic deterioration of economic trends and unprecedented levels of market volatility. Over the reporting period’s first half, commodity prices soared, and rising unemployment and plunging housing values prompted consumers to reduce spending and businesses to curtail capital investment. Meanwhile, a credit crisis that began in 2007 in the U.S. sub-prime mortgage market mushroomed into a global financial crisis later in the reporting period, pushing the world’s banking system to the brink of collapse and requiring massive intervention by governments and central banks. Stock prices staged a broad-based decline in response to these adverse developments.

Mitigating the Decline in Key Sectors

The burgeoning credit crisis overwhelmed the financial sector, leading to a wave of steep stock declines, bankruptcies and government bailouts.The fund limited its losses with timely positioning in several of the financial sector’s industry groups. Returns among insurance holdings benefited from overweighted exposure toThe Chubb Corporation as well as the sale of American International Group before the stock collapsed in September. In the mortgage industry, the fund avoided several poor performers, including Fannie Mae and Freddie Mac. Among banks, the fund focused on well-capitalized companies, such as Bank of America and JPMorgan Chase & Co., that took advantage of their strong capital positions to make opportunistic acquisitions.Within the troubled capital markets industry, the fund successfully sidestepped the failures of Bear Stearns, Lehman Brothers and Merrill Lynch.

The consumer discretionary sector proved another area of relative outperformance, led by holdings of off-price and discount retailers, such as Ross Stores, Family Dollar Stores and The TJX Companies, Inc., which benefited from tightening consumer spending patterns.A relatively large position in McDonald’s also bolstered returns as the fast food giant delivered strong performance despite the tough economic environment.

4

Disappointments in Other Sectors

Unfortunately, relatively strong performance in these areas was offset by disappointing performance in a handful of market sectors. In the materials sector, fertilizer manufacturer Mosaic and metals-and-mining companies Freeport-McMoRan Copper & Gold and Allegheny Technologies fell due to retreating commodity prices. In the technology sector, slightly overweighted exposure to Apple hurt the fund when consumer spending slowed. In the energy sector, returns suffered due to the fund’s emphasis on exploration-and-production companies leveraged to the price of natural gas, which fell sharply. Consumer staples holdings lagged because of the fund’s lack of exposure to household goods maker Procter & Gamble. Finally, among industrial stocks, Textron, Terex and Eaton struggled in the face of widespread fears of a global recession.

Cautiously Positioned for Recovery

While we do not know how long the current economic downturn will last, we believe that equity valuations already reflect the potential for a severe recession, offering attractive opportunities for appreciation during an eventual recovery.Therefore, we have cautiously positioned the fund for better economic and market conditions, emphasizing beaten-down consumer discretionary stocks such as specialty retailers that have maintained their profit margins.The fund also holds overweighted exposure to health care equipment and supply providers that we believe are largely insulated from economic turmoil. Conversely, the fund holds underweighted exposure to energy, telecommunications and consumer staples stocks, which we expect to remain under pressure.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/08
	1 Year	5 Years	10 Years

Fund	(36.51)%	0.23%	(0.39)%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/98 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 4.28
Ending value (after expenses)	$701.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 5.08
Ending value (after expenses)	$1,020.11

† Expenses are equal to the fund’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—96.9%	Shares	Value ($)

Consumer Discretionary—9.5%
Coach	159,110 [a]	3,277,666
Darden Restaurants	129,010	2,860,152
Family Dollar Stores	188,570 [b]	5,074,419
Gap	344,830	4,462,100
McDonald’s	154,504	8,950,417
Newell Rubbermaid	340,070	4,675,963
News, Cl. A	480,290	5,110,286
OfficeMax	259,670	2,090,344
Omnicom Group	159,350	4,707,199
Ross Stores	187,040	6,114,338
TJX Cos	117,370 [b]	3,140,821
		50,463,705
Consumer Staples—11.3%
Cadbury, ADR	75,897	2,806,671
Coca-Cola Enterprises	144,110	1,448,305
Colgate-Palmolive	139,830	8,775,731
CVS Caremark	317,030	9,716,969
Dr. Pepper Snapple Group	149,770 [a]	3,429,733
Estee Lauder, Cl. A	156,500	5,640,260
Kroger	218,580	6,002,207
Molson Coors Brewing, Cl. B	81,020	3,026,907
Philip Morris International	221,720	9,638,168
Wal-Mart Stores	175,180	9,776,796
		60,261,747
Energy—10.3%
Anadarko Petroleum	86,130	3,040,389
Chevron	208,410	15,547,386
ConocoPhillips	285,950	14,875,119
ENSCO International	43,160	1,640,512
Marathon Oil	147,730	4,298,943
Nabors Industries	158,740 [a]	2,282,681
National Oilwell Varco	59,820 [a]	1,788,020
Valero Energy	59,160	1,217,513
Williams	162,130	3,399,866
XTO Energy	187,197	6,729,732
		54,820,161

8

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—2.4%
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	132,070	12,788,338
Financial—14.6%
Bank of America	533,730	12,900,254
Chubb	197,840	10,252,069
Citigroup	745,590	10,177,304
Discover Financial Services	219,910	2,693,897
Fifth Third Bancorp	380,980	4,133,633
First Horizon National	345,800 [b]	4,118,478
JPMorgan Chase & Co.	301,190	12,424,087
KeyCorp	359,830	4,400,721
U.S. Bancorp	157,390	4,691,796
Wells Fargo & Co.	348,000	11,849,400
		77,641,639
Health Care—15.7%
Aetna	181,560	4,515,397
Amgen	109,280 [a]	6,544,779
Baxter International	236,900	14,330,081
Becton, Dickinson & Co.	40,070	2,780,858
Covidien	93,660	4,148,201
Hospira	159,670 [a]	4,442,019
Invitrogen	96,830 [a]	2,787,736
Johnson & Johnson	124,630	7,644,804
Laboratory Corp. of America Holdings	60,550 [a,b]	3,723,219
Novartis, ADR	114,850	5,856,202
Pfizer	512,634	9,078,748
Schering-Plough	282,880	4,098,931
St. Jude Medical	106,280 [a]	4,041,828
Thermo Fisher Scientific	154,660 [a,b]	6,279,196
Vertex Pharmaceuticals	122,470 [a]	3,209,939
		83,481,938
Industrial—10.3%
Allied Waste Industries	360,140 [a]	3,752,659
Delta Air Lines	323,120 [a]	3,547,858
Dover	116,890	3,713,595
Emerson Electric	166,520	5,450,200

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
FedEx	54,840	3,584,891
General Electric	457,320	8,922,313
Goodrich	102,080	3,732,045
L-3 Communications Holdings	57,380	4,657,535
Lockheed Martin	76,790	6,530,989
Raytheon	67,080	3,428,459
Textron	115,640	2,046,828
Tyco International	221,310	5,594,717
		54,962,089
Information Technology—15.8%
Accenture, Cl. A	107,890	3,565,764
Adobe Systems	154,620 [a]	4,119,077
Alliance Data Systems	115,990 [a,b]	5,818,058
Amphenol, Cl. A	94,200	2,698,830
Apple	90,970 [a]	9,787,462
Cisco Systems	693,610 [a]	12,325,450
Global Payments	88,080	3,568,121
Intel	329,000	5,264,000
Juniper Networks	214,610 [a,b]	4,021,791
McAfee	58,040 [a]	1,889,202
Microsoft	619,100	13,824,503
Nokia, ADR	102,160	1,550,789
Oracle	386,670 [a]	7,072,194
QUALCOMM	118,380	4,529,219
Visa, Cl. A	76,220	4,218,777
		84,253,237
Materials—1.7%
Freeport-McMoRan Copper & Gold	55,540	1,616,214
International Paper	165,300 [b]	2,846,466
Mosaic	37,100	1,462,111
Pactiv	131,850 [a]	3,106,386
		9,031,177
Telecommunication Services—1.8%
AT & T	371,330	9,940,504
Utilities—3.5%
American Electric Power	228,280	7,448,776
PG & E	136,270 [b]	4,997,021

10

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Sempra Energy	143,330	6,104,425
		18,550,222
Total Common Stocks
(cost $591,770,104)		516,194,757

Other Investment—2.4%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,794,000)	12,794,000 [c]	12,794,000

Investment of Cash Collateral
for Securities Loaned—4.7%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $25,243,017)	25,243,017 [c]	25,243,017

Total Investments (cost $629,807,121)	104.0%	554,231,774
Liabilities, Less Cash and Receivables	(4.0%)	(21,534,815)
Net Assets	100.0%	532,696,959

ADR—American Depository Receipts
a Non-income producing security.
b All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $24,323,835 and the total market value of the collateral held by the fund is $25,243,017.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	15.8	Money Market Investments	7.1
Health Care	15.7	Utilities	3.5
Financial	14.6	Exchange Traded Funds	2.4
Consumer Staples	11.3	Telecommunication Services	1.8
Industrial	10.3	Materials	1.7
Energy	10.3
Consumer Discretionary	9.5		104.0

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $24,323,835)—Note 1(b):
Unaffiliated issuers	591,770,104	516,194,757
Affiliated issuers	38,037,017	38,037,017
Cash		333,811
Receivable for investment securities sold		12,061,278
Dividends and interest receivable		798,260
Receivable for shares of Capital Stock subscribed		56,714
		567,481,837

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		451,561
Liability for securities on loan—Note 1(b)		25,243,017
Payable for investment securities purchased		8,837,257
Payable for shares of Capital Stock redeemed		248,772
Interest payable—Note 2		4,271
		34,784,878

Net Assets ($)		532,696,959

Composition of Net Assets ($):
Paid-in capital		641,568,519
Accumulated undistributed investment income—net		2,917,523
Accumulated net realized gain (loss) on investments		(36,213,736)
Accumulated net unrealized appreciation
(depreciation) on investments		(75,575,347)

Net Assets ($)		532,696,959

Shares Outstanding
(165 million shares of $.001 par value Capital Stock authorized)		23,394,732
Net Asset Value, offering and redemption price per share ($)		22.77

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	15,694,961
Affiliated issuers	189,077
Income from securities lending	191,065
Total Income	16,075,103
Expenses:
Management fee—Note 3(a)	6,829,670
Distribution fees—Note 3(b)	758,852
Directors’ fees—Note 3(a)	45,771
Loan commitment fees—Note 2	12,623
Interest expense—Note 2	8,820
Total Expenses	7,655,736
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(45,771)
Net Expenses	7,609,965
Investment Income—Net	8,465,138

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(34,934,480)
Net unrealized appreciation (depreciation) on investments	(292,073,821)
Net Realized and Unrealized Gain (Loss) on Investments	(327,008,301)
Net (Decrease) in Net Assets Resulting from Operations	(318,543,163)
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment income—net	8,465,138	6,488,436
Net realized gain (loss) on investments	(34,934,480)	91,771,057
Net unrealized appreciation
(depreciation) on investments	(292,073,821)	64,495,488
Net Increase (Decrease) in Net Assets
Resulting from Operations	(318,543,163)	162,754,981

Dividends to Shareholders from ($):
Investment income—net	(8,002,778)	(5,603,181)
Net realized gain on investments	(91,047,656)	(85,750,982)
Total Dividends	(99,050,434)	(91,354,163)

Capital Stock Transactions ($):
Net proceeds from shares sold	31,693,253	58,169,240
Dividends reinvested	93,755,211	86,774,362
Cost of shares redeemed	(120,977,310)	(211,615,674)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,471,154	(66,672,072)
Total Increase (Decrease) in Net Assets	(413,122,443)	4,728,746

Net Assets ($):
Beginning of Period	945,819,402	941,090,656
End of Period	532,696,959	945,819,402
Undistributed investment income—net	2,917,523	2,461,535

Capital Share Transactions (Shares):
Shares sold	1,060,519	1,561,278
Shares issued for dividends reinvested	2,672,520	2,462,017
Shares redeemed	(3,843,888)	(5,710,881)
Net Increase (Decrease) in Shares Outstanding	(110,849)	(1,687,586)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	40.24	37.35	32.52	30.02	28.64
Investment Operations:
Investment income—net[a]	.35	.26	.29	.34	.19
Net realized and unrealized
gain (loss) on investments	(13.57)	6.31	4.88	2.46	1.38
Total from Investment Operations	(13.22)	6.57	5.17	2.80	1.57
Distributions:
Dividends from investment income—net	(.34)	(.23)	(.34)	(.30)	(.19)
Dividends from net realized
gain on investments	(3.91)	(3.45)	—	—	—
Total Distributions	(4.25)	(3.68)	(.34)	(.30)	(.19)
Net asset value, end of period	22.77	40.24	37.35	32.52	30.02

Total Return (%)	(36.51)	18.98	16.01	9.37	5.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.00	1.00	1.00
Ratio of net expenses
to average net assets	1.00	.98	.93	.90	.93
Ratio of net investment income
to average net assets	1.12	.69	.86	1.06	.66
Portfolio Turnover Rate	70.11	49.43	96.40	68.42	79.49

Net Assets, end of period ($ x 1,000)	532,697	945,819	941,091	1,075,938	1,245,344

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

16

Registered investment companies that are not traded on an exchange, are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2008, The Bank of New York Mellon earned $81,885, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,917,523, accumulated capital losses $34,548,052 and unrealized depreciation $77,241,031.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows: ordinary income $35,193,440 and $5,603,181, and long-term capital gains $63,856,994 and $85,750,982, respectively.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased undistributed investment income-net by $6,372 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was $211,000 with a related weighted average annualized interest rate of 4.18% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary

20

expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensateThe Bank of NewYork Mellon and/or any of its affialites for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2008, the fund was charged $758,852 pursuant to the Plan.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $406,508 and Rule 12b-1 distribution plan fees $45,053.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $504,969,772 and $596,665,164, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $631,472,805; accordingly, accumulated net unrealized depreciation on investments was $77,241,031, consisting of $31,796,495 gross unrealized appreciation and $109,037,526 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

The Fund 23

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates 53.34% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $15,236,850 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also, the fund hereby designates $2.7445 per share as a long-term capital gain distribution and $1.1685 per share as a short-term capital gain distribution of the $4.0190 per share paid on December 6, 2007.

24

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

The Fund 25

BOARD MEMBERS INFORMATION ( U n a u d i t e d ) (continued)

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

26

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

28

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Board Members Information

35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Large Company
Stock Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Large Company Stock Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum,depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2007, through October 31, 2008, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Large Company Stock Fund’s Class A shares produced a total return of –36.71%, Class B shares returned –37.19%, Class C shares returned –37.17%, Class I shares returned –36.52% and Class T shares returned –36.85% .1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –36.08% for the same period.2

An intensifying credit crisis and slowing economic growth precipitated a sharp downturn in stock prices, especially during the reporting period’s final months, in which all 10 sectors of the S&P 500 Index experienced severe declines. Relatively strong results in the hard-hit financial and consumer discretionary areas were offset by disappointments in several other sectors. As a result, the fund produced returns that were roughly in line with the benchmark, which is not subject to fees and expenses like a mutual fund.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index. Stocks are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management. The result is a broadly diversified portfolio of carefully selected stocks, with performance determined by a large number of securities. At the end of the reporting period, the fund held positions in approximately 85 stocks across 11 economic sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Developments Drove Markets Lower

The reporting period was characterized by dramatic deterioration of economic trends and unprecedented levels of market volatility. Over the reporting period’s first half, commodity prices soared, and rising unemployment and plunging housing values prompted consumers to reduce spending and businesses to curtail capital investment. Meanwhile, a credit crisis that began in 2007 in the U.S. sub-prime mortgage market mushroomed into a global financial crisis later in the reporting period, pushing the world’s banking system to the brink of collapse and requiring massive intervention by governments and central banks. Stock prices staged a broad-based decline in response to these adverse developments.

Losses Were Limited in Key Sectors

The financial sector was hit especially hard, as widespread exposure to troubled mortgages produced severe losses among a number of financial institutions, leading to a wave of bankruptcies, mergers and government bailouts. However, effective positioning in the financials sector enabled the fund to limit its losses. Among insurance holdings, the fund benefited from the sale of American International Group before the stock collapsed in September, and from overweighted exposure toThe Chubb Corporation, which maintained its value.The fund avoided many of the worst performers in the mortgage and capital markets industries, including the highly publicized failures of Washington Mutual, Fannie Mae, Freddie Mac, Bear Stearns and Lehman Brothers. Among banks, the fund emphasized well-capitalized companies, such as JPMorgan Chase & Co. and Bank of America, which put their strong capital positions to work making opportunistic acquisitions.

Relatively strong returns in the consumer discretionary sector further bolstered performance. Top holdings included off-price and discount retailers that benefited from tightening consumer spending patterns, such as The TJX Companies, Family Dollar Stores and Ross Stores. The fund’s relatively large position in casual restaurant chain McDonald’s also enhanced relative returns when the company reported strong sales despite the economic turmoil.

4

Other Sectors Delivered Disappointing Results

The fund’s relatively strong performance among financials and consumer discretionary stocks was balanced by disappointments in several other sectors. Basic materials holdings—such as fertilizer manufacturer Mosaic and mining companies Freeport-McMoRan Copper & Gold and Allegheny Technologies—were hurt when commodity prices retreated from their previous peaks.Technology holding Apple fell in response to slowing consumer spending. Industrial holdings Eaton, Terex and Textron lost ground due to fears of a global recession. Finally, the fund’s lack of exposure to household goods maker Procter & Gamble undermined returns in the consumer staples sector.

Finding Opportunities for Future Gains

While no one can predict with certainty the depth or duration of the current downturn, we believe that equity valuations already reflect the potential for a severe recession.Indeed,we have identified what we regard as attractive opportunities for future appreciation, and we have cautiously positioned the fund for an eventual recovery. For example, we recently have emphasized beaten-down specialty retailers that have maintained profit margins despite today’s difficult environment.We also have allocated a relatively large percentage of the fund’s assets to health care equipment and supply providers that we believe are largely insulated from the economic downturn. Conversely, we have established underweighted positions in areas where we see less potential for rapid recovery, such as the energy, telecommunications and consumer staples sectors.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Large Company Stock Fund
Class A shares, Class B shares, Class C shares and Class I shares and the Standard & Poor’s 500
Composite Stock Price Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Large Company Stock Fund on 10/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for
Class T shares will vary from the performance of Class A, Class B, Class C and Class I shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(40.35)%	(0.97)%	(1.07)%
without sales charge		(36.71)%	0.21%	(0.49)%
Class B shares
with applicable redemption charge †		(39.69)%	(0.92)%	(0.93)%
without redemption		(37.19)%	(0.52)%	(0.93)%
Class C shares
with applicable redemption charge ††		(37.79)%	(0.54)%	(1.22)%
without redemption		(37.17)%	(0.54)%	(1.22)%
Class I shares		(36.52)%	0.48%	(0.23)%
Class T shares
with applicable sales charge (4.5%)	8/16/99	(39.69)%	(0.95)%	(1.14)%†††
without sales charge	8/16/99	(36.85)%	(0.03)%	(0.69)%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††† The total return performance figures presented for Class T shares of the fund reflect the performance of the fund’s
Class A shares for periods prior 8/16/99 (the inception date for Class T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Company Stock Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 4.91	$ 8.11	$ 8.11	$ 3.85	$ 5.98
Ending value (after expenses)	$700.00	$697.30	$697.60	$701.40	$699.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 5.84	$ 9.63	$ 9.63	$ 4.57	$ 7.10
Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,020.61	$1,018.10

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class B, 1.90% for
Class C, .90% for Class I and 1.40% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—97.0%	Shares	Value ($)

Consumer Discretionary—9.7%
Coach	12,880 [a]	265,328
Darden Restaurants	10,692	237,042
Family Dollar Stores	15,590	419,527
Gap	28,630 [b]	370,472
McDonald’s	12,865	745,269
Newell Rubbermaid	28,310	389,263
News, Cl. A	38,930	414,215
OfficeMax	21,600	173,880
Omnicom Group	13,310	393,177
Ross Stores	15,730	514,214
TJX Cos.	9,530	255,023
		4,177,410
Consumer Staples—11.7%
Cadbury, ADR	6,368	235,488
Coca-Cola Enterprises	12,000	120,600
Colgate-Palmolive	11,670	732,409
CVS Caremark	25,910	794,141
Dr. Pepper Snapple Group	12,451 [a]	285,128
Estee Lauder, Cl. A	13,070	471,043
Kroger	18,120	497,575
Molson Coors Brewing, Cl. B	6,730	251,433
Philip Morris International	18,750	815,063
Wal-Mart Stores	14,630	816,500
		5,019,380
Energy—10.6%
Anadarko Petroleum	7,170	253,101
Chevron	17,270	1,288,342
ConocoPhillips	23,940	1,245,359
ENSCO International	3,610	137,216
Marathon Oil	12,240	356,184
Nabors Industries	13,290 [a]	191,110
National Oilwell Varco	5,000 [a]	149,450
Valero Energy	4,890	100,636
Williams	13,580	284,773
XTO Energy	15,545	558,843
		4,565,014

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—.8%
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	3,420	331,159
Financial—14.8%
Bank of America	43,310	1,046,802
Chubb	16,490	854,512
Citigroup	60,500	825,825
Discover Financial Services	18,250	223,563
Fifth Third Bancorp	30,830	334,506
First Horizon National	28,000	333,480
JPMorgan Chase & Co.	24,440	1,008,150
KeyCorp	29,200	357,116
U.S. Bancorp	12,770	380,674
Wells Fargo & Co.	28,840	982,002
		6,346,630
Health Care—15.2%
Aetna	15,230	378,770
Amgen	8,860 [a]	530,625
Baxter International	19,620	1,186,814
Becton, Dickinson & Co.	2,130	147,822
Covidien	7,652	338,907
Hospira	13,200 [a]	367,224
Invitrogen	7,830 [a]	225,426
Johnson & Johnson	10,080	618,307
Laboratory Corp. of America Holdings	5,050 [a]	310,525
Novartis, ADR	9,450	481,856
Pfizer	27,623	489,203
Schering-Plough	23,440	339,646
St. Jude Medical	8,800 [a]	334,664
Thermo Fisher Scientific	12,790 [a]	519,274
Vertex Pharmaceuticals	9,900 [a]	259,479
		6,528,542
Industrial—10.5%
Allied Waste Industries	29,780 [a]	310,307
Delta Air Lines	26,220 [a]	287,896
Dover	9,650	306,581
Emerson Electric	13,770	450,692
FedEx	4,440	290,243

10

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
General Electric	37,920	739,819
Goodrich	8,420	307,835
L-3 Communications Holdings	4,810	390,428
Lockheed Martin	6,260	532,413
Raytheon	5,610	286,727
Textron	9,470	167,619
Tyco International	18,522	468,236
		4,538,796
Information Technology—16.1%
Accenture, Cl. A	9,000	297,450
Adobe Systems	12,780 [a]	340,459
Alliance Data Systems	9,720 [a]	487,555
Amphenol, Cl. A	7,830	224,329
Apple	7,560 [a]	813,380
Cisco Systems	58,170 [a]	1,033,681
Global Payments	7,290	295,318
Intel	26,690	427,040
Juniper Networks	17,420 [a]	326,451
McAfee	4,690 [a]	152,660
Microsoft	51,320	1,145,976
Nokia, ADR	8,280	125,690
Oracle	32,070 [a]	586,560
QUALCOMM	9,610	367,679
Visa, Cl. A	6,295	348,428
		6,972,656
Materials—1.7%
Freeport-McMoRan Copper & Gold	4,600	133,860
International Paper	13,680	235,570
Mosaic	3,100	122,171
Pactiv	10,920 [a]	257,275
		748,876
Telecommunication Services—1.9%
AT & T	30,030	803,903
Utilities—4.0%
American Electric Power	18,520	604,307
PG & E	16,600	608,722

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Sempra Energy	11,660	496,599
		1,709,628
Total Common Stocks
(cost $50,603,960)		41,741,994

Other Investment—2.3%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $988,000)	988,000 [c]	988,000

Investment of Cash Collateral
for Securities Loaned—.8%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $334,971)	334,971 [c]	334,971

Total Investments (cost $51,926,931)	100.1%	43,064,965
Liabilities, Less Cash and Receivables	(.1%)	(42,242)
Net Assets	100.0%	43,022,723

ADR—American Depository Receipts
a Non-income producing security.
b All or a portion of this security is on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $333,425 and the total market value of the collateral held by the fund is $334,971.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	16.1	Utilities	4.0
Health Care	15.2	Money Market Investments	3.1
Financial	14.8	Telecommunication Services	1.9
Consumer Staples	11.7	Materials	1.7
Energy	10.6	Exchange Traded Funds	.8
Industrial	10.5
Consumer Discretionary	9.7		100.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $333,425)—Note 1(b):
Unaffiliated issuers				50,603,960	41,741,994
Affiliated issuers				1,322,971	1,322,971
Receivable for investment securities sold					1,019,888
Dividends and interest receivable					64,856
Receivable for shares of Capital Stock subscribed					38,783
Prepaid expenses					1,119
					44,189,611

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					45,267
Cash overdraft due to Custodian					19,129
Payable for investment securities purchased					714,880
Liability for securities on loan—Note 1(b)					334,971
Payable for shares of Capital Stock redeemed					52,565
Accrued expenses					76
					1,166,888

Net Assets ($)					43,022,723

Composition of Net Assets ($):
Paid-in capital					86,623,439
Accumulated undistributed investment income—net					255,780
Accumulated net realized gain (loss) on investments					(34,994,530)
Accumulated net unrealized appreciation
(depreciation) on investments					(8,861,966)

Net Assets ($)					43,022,723

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	30,616,062	2,881,346	3,888,130	5,369,032	268,153
Shares Outstanding	1,712,737	171,038	230,815	295,997	15,250

Net Asset Value
Per Share ($)	17.88	16.85	16.85	18.14	17.58

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,318,546
Affiliated issuers	15,267
Income from securities lending	6,417
Total Income	1,340,230
Expenses:
Management fee—Note 3(a)	576,119
Distribution and service fees—Note 3(b)	226,448
Directors’ fees—Note 3(a)	3,698
Loan commitment fees—Note 2	1,047
Total Expenses	807,312
Less—Directors’ fees reimbursed by
the Manager—Note 3(a)	(3,698)
Net Expenses	803,614
Investment Income—Net	536,616

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,962,803)
Net unrealized appreciation (depreciation) on investments	(24,357,824)
Net Realized and Unrealized Gain (Loss) on Investments	(27,320,627)
Net (Decrease) in Net Assets Resulting from Operations	(26,784,011)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	536,616	370,881
Net realized gain (loss) on investments	(2,962,803)	8,205,044
Net unrealized appreciation
(depreciation) on investments	(24,357,824)	4,902,331
Net Increase (Decrease) in Net Assets
Resulting from Operations	(26,784,011)	13,478,256

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(432,848)	(193,474)
Class B Shares	(25,071)	(26,457)
Class C Shares	(26,534)	(14,730)
Class I Shares	(88,120)	(39,345)
Class T Shares	(2,918)	(1,445)
Total Dividends	(575,491)	(275,451)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,439,982	10,062,628
Class B Shares	1,199,484	570,623
Class C Shares	473,194	326,874
Class I Shares	57,853	62,848
Class T Shares	222,838	79,797
Dividends reinvested:
Class A Shares	390,170	172,403
Class B Shares	23,128	25,141
Class C Shares	11,352	6,494
Class I Shares	70,854	32,131
Class T Shares	2,617	1,312
Cost of shares redeemed:
Class A Shares	(10,117,362)	(12,791,058)
Class B Shares	(3,861,855)	(9,117,910)
Class C Shares	(1,537,138)	(1,128,116)
Class I Shares	(878,424)	(864,930)
Class T Shares	(243,921)	(156,539)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(8,747,228)	(12,718,302)
Total Increase (Decrease) in Net Assets	(36,106,730)	484,503

Net Assets ($):
Beginning of Period	79,129,453	78,644,950
End of Period	43,022,723	79,129,453
Undistributed investment income—net	255,780	294,655

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	217,074	391,279
Shares issued for dividends reinvested	14,705	6,943
Shares redeemed	(418,717)	(492,696)
Net Increase (Decrease) in Shares Outstanding	(186,938)	(94,474)

Class Bb
Shares sold	49,904	23,466
Shares issued for dividends reinvested	885	1,064
Shares redeemed	(165,665)	(376,427)
Net Increase (Decrease) in Shares Outstanding	(114,876)	(351,897)

Class C
Shares sold	20,355	12,998
Shares issued for dividends reinvested	435	275
Shares redeemed	(67,685)	(45,265)
Net Increase (Decrease) in Shares Outstanding	(46,895)	(31,992)

Class I
Shares sold	2,406	2,391
Shares issued for dividends reinvested	2,650	1,279
Shares redeemed	(34,812)	(33,375)
Net Increase (Decrease) in Shares Outstanding	(29,756)	(29,705)

Class T
Shares sold	9,208	3,086
Shares issued for dividends reinvested	100	54
Shares redeemed	(10,187)	(5,802)
Net Increase (Decrease) in Shares Outstanding	(879)	(2,662)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended October 31, 2008, 87,530 Class B shares representing $2,090,325 were automatically converted to 82,646 Class A shares and during the period ended October 31, 2007, 275,310 Class B shares representing $6,682,777 were automatically converted to 261,244 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	28.48	24.03	20.81	19.27	18.23
Investment Operations:
Investment income—net[a]	.23	.16	.16	.17	.10
Net realized and unrealized
gain (loss) on investments	(10.60)	4.39	3.14	1.59	1.00
Total from Investment Operations	(10.37)	4.55	3.30	1.76	1.10
Distributions:
Dividends from investment income—net	(.23)	(.10)	(.08)	(.22)	(.06)
Net asset value, end of period	17.88	28.48	24.03	20.81	19.27

Total Return (%)[b]	(36.71)	18.98	15.81	9.23	6.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.15	1.15	1.15	1.15
Ratio of net expenses
to average net assets	1.15	1.11	1.05	1.05	1.08
Ratio of net investment income
to average net assets	.94	.61	.71	.84	.51
Portfolio Turnover Rate	65.62	50.62	97.90	70.09	65.83

Net Assets, end of period ($ x 1,000)	30,616	54,103	47,928	39,665	33,185

a	Based on average shares outstanding at each month end
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	26.91	22.83	19.85	18.45	17.54
Investment Operations:
Investment income (loss)—net[a]	.04	(.02)	.00[b]	.04	(.05)
Net realized and unrealized
gain (loss) on investments	(10.00)	4.15	2.98	1.50	.98
Total from Investment Operations	(9.96)	4.13	2.98	1.54	.93
Distributions:
Dividends from investment income—net	(.10)	(.05)	(.00)[b]	(.14)	(.02)
Net asset value, end of period	16.85	26.91	22.83	19.85	18.45

Total Return (%)[c]	(37.19)	18.11	14.97	8.42	5.34

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.90	1.86	1.80	1.80	1.83
Ratio of net investment income
(loss) to average net assets	.20	(.10)	.02	.21	(.25)
Portfolio Turnover Rate	65.62	50.62	97.90	70.09	65.83

Net Assets, end of period ($ x 1,000)	2,881	7,695	14,558	29,078	45,297

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	26.90	22.82	19.86	18.45	17.54
Investment Operations:
Investment income (loss)—net[a]	.04	(.03)	.00[b]	.03	(.05)
Net realized and unrealized
gain (loss) on investments	(9.99)	4.16	2.96	1.52	.98
Total from Investment Operations	(9.95)	4.13	2.96	1.55	.93
Distributions:
Dividends from investment income—net	(.10)	(.05)	(.00)[b]	(.14)	(.02)
Net asset value, end of period	16.85	26.90	22.82	19.86	18.45

Total Return (%)[c]	(37.17)	18.07	14.97	8.42	5.28

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.90	1.86	1.80	1.80	1.83
Ratio of net investment income
(loss) to average net assets	.19	(.14)	(.01)	.17	(.25)
Portfolio Turnover Rate	65.62	50.62	97.90	70.09	65.83

Net Assets, end of period ($ x 1,000)	3,888	7,471	7,069	8,380	10,271

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	28.88	24.32	21.06	19.47	18.40
Investment Operations:
Investment income—net[b]	.29	.23	.22	.24	.14
Net realized and unrealized
gain (loss) on investments	(10.75)	4.44	3.17	1.60	1.02
Total from Investment Operations	(10.46)	4.67	3.39	1.84	1.16
Distributions:
Dividends from investment income—net	(.28)	(.11)	(.13)	(.25)	(.09)
Net asset value, end of period	18.14	28.88	24.32	21.06	19.47

Total Return (%)	(36.52)	19.29	16.14	9.50	6.35

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.90	.90	.90	.90
Ratio of net expenses
to average net assets	.90	.86	.80	.80	.83
Ratio of net investment income
to average net assets	1.19	.86	.97	1.17	.75
Portfolio Turnover Rate	65.62	50.62	97.90	70.09	65.83

Net Assets, end of period ($ x 1,000)	5,369	9,409	8,645	8,713	10,019

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

20

		Year Ended October 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	28.03	23.69	20.54	19.04	18.04
Investment Operations:
Investment income—net[a]	.16	.09	.11	.13	.05
Net realized and unrealized
gain (loss) on investments	(10.43)	4.33	3.08	1.56	1.00
Total from Investment Operations	(10.27)	4.42	3.19	1.69	1.05
Distributions:
Dividends from investment income—net	(.18)	(.08)	(.04)	(.19)	(.05)
Net asset value, end of period	17.58	28.03	23.69	20.54	19.04

Total Return (%)[b]	(36.85)	18.71	15.54	8.93	5.82

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	1.40	1.40	1.40	1.40
Ratio of net expenses
to average net assets	1.40	1.36	1.30	1.30	1.33
Ratio of net investment income
to average net assets	.68	.35	.49	.64	.25
Portfolio Turnover Rate	65.62	50.62	97.90	70.09	65.83

Net Assets, end of period ($ x 1,000)	268	452	445	609	660

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Company Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Large Company Stock Fund” to “Dreyfus Large Company Stock Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares,

22

except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a for-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

eign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of

24

the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2008, The Bank of New York Mellon earned $2,750 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $255,780, accumulated capital losses $34,826,984 and unrealized depreciation $9,029,512.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, $20,424,644 of the carryover expires in fiscal 2010, $11,543,806 expires in fiscal 2011 and $2,858,534 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows: ordinary income $575,491 and $275,451, respectively.

26

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2008, the fund did not borrow under either Facility.

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

“Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2008, the Distributor retained $3,540 and $31 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $14,308 and $819 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines

28

the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2008, Class A, Class B, Class C and Class T shares were charged $111,898, $39,964, $44,413 and $1,024, respectively, pursuant to their respective Plans. Class B, Class C and Class T shares were charged $13,321, $14,804 and $1,024, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $32,893, Rule 12b-1 distribution plan fees $10,877 and services plan fees $1,497.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $42,046,178 and $51,464,033, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $52,094,477; accordingly, accumulated net unrealized depreciation on investments was $9,029,512, consisting of $1,624,805 gross unrealized appreciation and $10,654,317 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclo-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

sures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

Effective on or about December 3, 2008, no investments for new accounts are permitted in Class T of the fund, except that participants in certain group retirement plans are able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Large Company Stock Fund (formerly Dreyfus Premier Large Company Stock Fund), a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”),including the statement of investments,as of October 31,2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Stock Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31,2008,certain dividends paid by the fund may be subject to a maximum tax rate of 15%,as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $575,491 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

36

Dreyfus Money Market Reserves

ANNUAL REPORT October 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Money Market Reserves

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for investors. A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions. Making matters worse, the U.S. economic slowdown has gathered momentum, depressing investor sentiment.

Money market funds have not been immune to the downturn, as banks’ reluctance to lend even to financially sound companies produced challenging liquidity conditions in the commercial paper market, and resulted to date in at least one U.S. money market fund family having to close and liquidate certain of its money funds’ portfolios. The federal government subsequently stepped in with a number of measures, including a Temporary Guarantee Program for Money Market Funds and a $700 billion rescue package intended to promote greater liquidity in the financial markets. In our view, the government’s efforts to stabilize the fixed income markets are critical to a broader recovery in the credit markets, as funding for America’s leading corporations must improve before a more widespread easing of credit availability is possible.

The depth and duration of the financial crisis will depend on how quickly the banking system can be stabilized. In the meantime, we encourage you to maintain a long-term perspective and a disciplined approach to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

2

November 17, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Money Market Reserves’ Investor shares produced a yield of 2.82%, and Class R shares produced a yield of 3.02% . Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 2.86% and 3.06%, respectively.1

Money market yields declined over much of the reporting period along with short-term interest rates, while a burgeoning financial crisis produced turmoil in the commercial paper market later in the reporting period.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest.

Interest Rates Fell as U.S. Economy Struggled

Slumping U.S. housing markets, sluggish consumer spending and resurgent energy prices already had produced a weaker U.S. economy by the start of the reporting period. As a result, the Federal Reserve Board (the “Fed”) reduced short-term interest rates, which began the reporting period with an overnight federal funds rate of 4.5% .

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

Evidence of economic weakness continued to mount through the first quarter of 2008, and an ongoing credit crisis intensified as institutional investors sought to de-lever their portfolios to raise cash. Despite aggressive interest-rate reductions by the Fed and an economic stimulus package from Congress, job losses and deleveraging pressures intensified. In March, the Fed participated in the rescue of investment bank Bear Stearns and made funds available to Wall Street firms in an unprecedented program allowing the use of mortgage-backed securities as collateral. Nonetheless, the unemployment rate continued to rise, and inflation appeared to accelerate along with commodity prices.

Reports of additional write-downs by major banks in June and greater-than-expected losses by mortgage agencies Fannie Mae and Freddie Mac in July sparked renewed volatility in the stock and bond markets. The bad news continued to mount in August, including a jump in the unemployment rate to its highest level in five years and a surge in mortgage delinquencies. However, inflationary pressures appeared to ebb when commodity prices retreated from their peaks.

September ranked as one of the most challenging months in memory for the U.S. economy and global financial markets. In a financial crisis that former Fed Chairman Alan Greenspan called a “global tsunami,” major financial institutions found themselves unable to obtain short-term funding for their operations. In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG. In addition, Lehman Brothers filed for bankruptcy,Washington Mutual was seized by regulators, and Merrill Lynch and Wachovia were sold to former rivals.The U.S.Treasury Department proposed a $700 billion rescue package for the nation’s banking system, which initially was rejected by Congress but after some adjustments was enacted into law. It later was estimated that U.S. GDP contracted by a 0.3% annualized rate in the third quarter, stoking recession fears.

Money Markets Suffered in the Financial Crisis

The money markets were not immune to the financial crisis, as evidenced by several high-profile money funds “breaking the buck.”The

4

Lehman Brothers bankruptcy led to challenging liquidity conditions in the commercial paper market and concerned money market fund investors began a rash of redemptions from such funds. In an attempt to curtail diminishing investor confidence and help restore liquidity and stability to the financial system, the Department of Treasury initiated several measures, including the Temporary Guarantee Program specifically for money market funds.

In October, the Fed and other central banks implemented an unprece-dented,coordinated rate cut to combat spreading global economic weak-ness.The Fed followed up with another reduction later in the month,and the federal funds rate ended the reporting period at just 1%. In addition, signs of recovery in the commercial paper market had appeared by the reporting period’s end, as evidenced by rising trading activity.

Maintaining a Cautious Posture

For most of the reporting period, we maintained the fund’s weighted average maturity in a position we considered longer than industry averages. However, September’s developments constrained our ability to find longer-dated money market instruments at reasonable prices, and we focused on instruments with overnight maturities.

We currently expect investors’ focus to turn to the outlook for the underlying economy, as reduced liquidity and tighter loan standards are likely to dampen economic growth into 2009. However, the Fed has left little room to ease monetary policy further. Therefore, we currently intend to maintain the fund’s conservative credit posture and a focus on liquidity.

November 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

T h e F u n d 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 3.54	$ 2.53
Ending value (after expenses)	$1,010.30	$1,011.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 3.56	$ 2.54
Ending value (after expenses)	$1,021.62	$1,022.62

† Expenses are equal to the fund’s annualized expense ratio of .70% for Investor shares and .50% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2008

	Principal
Negotiable Bank Certificates of Deposit—15.1%	Amount ($)	Value ($)

Fifth Third Bank
2.86%, 12/11/08	20,000,000	20,000,000
Natixis (Yankee)
3.20%, 12/29/08	25,000,000	25,000,000
SunTrust Bank
3.00%, 12/16/08	20,000,000	20,000,000
Wilmington Trust Co., DE
2.89%, 11/25/08	25,000,000	25,000,000
Total Negotiable Bank Certificates of Deposit
(cost $90,000,000)		90,000,000

Commercial Paper—54.4%

Alpine Securitization Corp.
3.61%, 11/20/08	25,000,000 [a]	24,952,500
Barclays U.S. Funding Corp.
3.18%, 2/20/09	20,000,000	19,807,045
Bryant Park Funding LLC
3.56%, 11/20/08	25,000,000 [a]	24,953,160
CAFCO LLC
3.02%, 1/20/09	25,000,000 [a]	24,833,333
Cancara Asset Securitisation Ltd.
4.04%, 1/13/09	25,000,000 [a]	24,797,222
Citigroup Funding Inc.
2.92%, 11/18/08	10,000,000	9,986,258
Gemini Securitization Corp., LLC
0.30%, 11/3/08	25,000,000 [a]	24,999,583
General Electric Capital Corp.
0.25%, 11/3/08	25,000,000	24,999,653
Gotham Funding Corp.
4.17%, 11/18/08	25,000,000 [a]	24,951,007
ING (US) Funding LLC
2.80%, 11/5/08	20,000,000	19,993,867

T h e F u n d 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Mont Blanc Capital Corp.
3.79%, 1/20/09	25,000,000 [a]	24,791,667
Sanpaolo IMI U.S. Financial Co.
2.84%, 12/1/08	25,000,000	24,941,667
Societe Generale N.A. Inc.
2.80%, 11/26/08	25,000,000	24,951,736
Working Capital Management Co. L.P.
4.52%, 11/17/08	25,000,000	24,950,000
Total Commercial Paper
(cost $323,908,698)		323,908,698

U.S. Government Agency—8.4%

Federal Home Loan Bank
2.82%, 12/10/08
(cost $50,000,000)	50,000,000	50,000,000

Time Deposit—4.9%

Bank of America N.A. (Grand Cayman)
0.12%, 11/3/08
(cost $29,000,000)	29,000,000	29,000,000

Repurchase Agreements—16.8%

Goldman, Sachs & Co.
0.10%, dated 10/31/08, due 11/3/08
in the amount of $50,000,417 (fully
collateralized by $50,582,000
Federal National Mortgage Association,
2.50%-3.125%, due 4/9/10-6/4/10,
value $51,000,880)	50,000,000	50,000,000

8

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)

Greenwich Capital Markets
0.20%, dated 10/31/08, due 11/3/08
in the amount of $50,000,833 (fully
collateralized by $47,900,000 U.S.
Treasury Notes, 4.50%, due 5/15/17,
value $51,004,195)	50,000,000	50,000,000
Total Repurchase Agreements
(cost $100,000,000)		100,000,000

Total Investments (cost $592,908,698)	99.6%	592,908,698

Cash and Receivables (Net)	.4%	2,610,702

Net Assets	100.0%	595,519,400

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to $174,278,472 or 29.3% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Banking	45.1	U.S. Government Agency	8.4
Asset-Backed/Multi-Seller Programs	25.1	Finance	4.2
Repurchase Agreements	16.8		99.6

† Based on net assets.
See notes to financial statements.

T h e F u n d 9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $100,000,000)—Note 1(b)	592,908,698	592,908,698
Receivable from securities matured		7,000,024
Interest receivable		812,799
Prepaid expenses		48,328
		600,769,849

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		320,160
Cash overdraft due to Custodian		3,539,774
Payable for shares of Capital Stock redeemed		620,998
Dividend Payable		769,517
		5,250,449

Net Assets ($)		595,519,400

Composition of Net Assets ($):
Paid-in capital		595,519,400

Net Assets ($)		595,519,400

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	408,547,286	186,972,114
Shares Outstanding	408,547,286	186,972,114

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Interest Income	21,676,448
Expenses:
Management fee—Note 3(a)	3,087,842
Distribution fees (Investor Shares)—Note 3(b)	878,042
Directors’ fees—Note 3(a)	51,151
Treasury insurance expense—Note 1(e)	12,456
Total Expenses	4,029,491
Less—Directors’ fees reimbursed by
the Manager—Note 3(a)	(51,151)
Net Expenses	3,978,340
Investment Income—Net	17,698,108

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	647
Net Increase in Net Assets Resulting from Operations	17,698,755

See notes to financial statements.

T h e F u n d 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment income—net	17,698,108	24,537,218
Net realized gain (loss) on investments	647	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,698,755	24,537,218

Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(12,286,887)	(15,807,528)
Class R Shares	(5,411,221)	(8,729,690)
Total Dividends	(17,698,108)	(24,537,218)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	746,356,237	610,414,325
Class R Shares	901,970,524	664,404,597
Dividends reinvested:
Investors Shares	12,125,869	15,760,739
Class R Shares	3,229,845	4,285,515
Cost of shares redeemed:
Investors Shares	(702,041,507)	(558,689,316)
Class R Shares	(880,305,485)	(692,387,059)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	81,335,483	43,788,801
Total Increase (Decrease) in Net Assets	81,336,130	43,788,801

Net Assets ($):
Beginning of Period	514,183,270	470,394,469
End of Period	595,519,400	514,183,270

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.028	.046	.042	.022	.005
Distributions:
Dividends from
investment income—net	(.028)	(.046)	(.042)	(.022)	(.005)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.87	4.75	4.24	2.23	.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.70	.70	.70
Ratio of net expenses
to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	2.80	4.65	4.15	2.19	.53

Net Assets, end of period ($ x 1,000)	408,547	352,108	284,623	308,202	357,163

See notes to financial statements.

T h e F u n d 13

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class R Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.030	.048	.044	.024	.007
Distributions:
Dividends from
investment income—net	(.030)	(.048)	(.044)	(.024)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.07	4.96	4.45	2.43	.74

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.50	.50	.50
Ratio of net expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.03	4.85	4.40	2.38	.72

Net Assets, end of period ($ x 1,000)	186,972	162,075	185,772	115,384	179,552

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and

T h e F u n d 15

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

T h e F u n d 17

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualifications is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

18

At October 31, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were all ordinary income.

At October 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009, after which the Secretary of theTreasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008.This expense is being borne by the fund without regard to any expense limitation currently in effect.

T h e F u n d 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

Prior to May 1, 2008, the fund participated with other Dreyfus managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, the $300 million unsecured line of credit was terminated. During the period ended October 31, 2008, the fund did not borrow under the lines of credit.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The

20

Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and prior to April 12, 2008, with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2008, Investor shares were charged $878,042 pursuant to the Plan.

T h e F u n d 21

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $249,997 and Rule 12b-1 distribution plan fees $70,163.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian.An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

T h e F u n d 23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 96.72% of ordinary income dividends paid during the fiscal year ended October 31, 2008 as qualifying “interest related dividends”.

24

BOARD MEMBERS INFORMATION (Unaudited)

T h e F u n d 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

26

OFFICERS OF THE FUND (Unaudited)

T h e F u n d 27

OFFICERS OF THE FUND (Unaudited) (continued)

28

For More Information

Dreyfus		Transfer Agent &
Money Market Reserves		Dividend Disbursing Agent
200 Park Avenue		Dreyfus Transfer, Inc.
New York, NY 10166		200 Park Avenue
Manager		New York, NY 10166
The Dreyfus Corporation		Distributor
200 Park Avenue		MBSC Securities Corporation
New York, NY 10166		200 Park Avenue
Custodian		New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	Investor: DPIXX	Class R: DPOXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Dreyfus AMT-Free Municipal Reserves

ANNUAL REPORT October 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Reserves, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for investors. A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions. Making matters worse, the U.S. economic slowdown has gathered momentum, depressing investor sentiment.

Money market funds have not been immune to the downturn, as banks’ reluctance to lend even to financially sound companies produced challenging liquidity conditions in the commercial paper market, and resulted to date in at least one U.S. money market fund family having to close and liquidate certain of its money funds’ portfolios. The federal government subsequently stepped in with a number of measures, including a Temporary Guarantee Program for Money Market Funds and a $700 billion rescue package intended to promote greater liquidity in the financial markets. In our view, the government’s efforts to stabilize the fixed income markets are critical to a broader recovery in the credit markets, as funding for America’s leading corporations must improve before a more widespread easing of credit availability is possible.

The depth and duration of the financial crisis will depend on how quickly the banking system can be stabilized. In the meantime, we encourage you to maintain a long-term perspective and a disciplined approach to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus AMT-Free Municipal Reserves BASIC shares, Class B shares, Class R shares and Investor shares produced yields of 2.52%, 2.02%, 2.52% and 2.32%, respectively.Taking into account the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares produced effective yields of 2.55%, 2.04%, 2.55% and 2.35%, respectively.1

Tax-exempt money market instruments were influenced by declining short-term interest rates in a faltering U.S. economy over much of the reporting period and the effects of an intensifying global financial crisis, which were particularly severe in September and October 2008.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax. To pursue its goal, the fund normally invests substantially all of its assets in tax-exempt municipal obligations, including short-term municipal debt securities, that do not pay interest that is subject to the federal alternative minimum tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Economic Slump and Financial Crisis Roiled Money Markets

Economic conditions deteriorated early in the reporting period as a result of weakness in U.S. housing markets, rising energy prices and declining consumer confidence.The Federal Reserve Board (the “Fed”) attempted to address the economic downturn by reducing the overnight

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

federal funds rate, which began the reporting period at 4.5% . However, news of massive sub-prime related losses among major financial institutions, additional evidence of a slowing economy and, at the time, mounting inflationary pressures led to renewed market turbulence, and the Fed responded with additional rate cuts through the spring of 2008.

Meanwhile, a credit crisis that originated in the sub-prime mortgage market intensified in early 2008 as mortgage foreclosure rates surged and institutional investors continued to de-lever their portfolios, selling their more liquid and creditworthy holdings to meet margin calls resulting from losses in mortgage- and asset-backed securities. In March, the credit crisis led to the collapse of investment bank Bear Stearns. In an attempt to prevent the bank’s failure from cascading throughout the financial services industry, the Fed participated in a rescue of the troubled institution. A rebound in fixed-income and equity markets ensued as investors reacted positively to this demonstration of the Fed’s resolve.

However, the rally proved to be short-lived when, over the summer of 2008, the credit crisis mushroomed into a global financial crisis, resulting in the failures and government bailouts of several major financial institu-tions.The money markets were not immune to the financial crisis. So in an attempt to curtail diminishing investor confidence and help restore liquidity and stability to the financial system, the Department of Treasury initiated several measures, including the Temporary Guarantee Program specifically for money market funds.

With the Fed and U.S.Treasury fully supporting banks and short-term lending, the stress in the system appeared to have been mitigated by the reporting period’s end. Although liquidity concerns regarding variable-rate demand notes (“VRDNs”) pushed their yields higher in September, the VRDN market recently has stabilized, with liquidity and yields returning to normalized levels and tax-exempt money market funds seeing positive cash flows.

Independent Research Helps Avoid Credit Problems

As always, we have invested exclusively in direct, high-quality municipal obligations that have been independently approved by our credit

4

analysts. In light of the issues confronting the market, we maintained a conservative credit selection strategy, including increased credit surveillance of the fund’s holdings.

Over much of the reporting period, we set the fund’s weighted average maturity in a range that was longer than industry averages to capture higher yields for as long as we deemed practical while interest rates fell. However, we recently moved to shorten our weighted average maturity to weather the dislocations caused by the financial crisis.This enabled us to take greater advantage of the outsized yields offered by VRDNs at the time.

Maintaining a Conservative Investment Posture

As the financial crisis intensified, the Fed implemented additional reductions in short-term interest rates, including an unprecedented, coordinated rate cut with other central banks. Consequently, the federal funds rate ended the reporting period at just 1%. Despite the U.S. government’s current guarantee of money market instruments,we intend to maintain the fund’s conservative credit selection strategy and weighted average maturity until we are confident that the crisis and volatility that typically affects the tax-exempt money markets at year-end have passed.

November 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes.

Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, yields of the fund’s BASIC shares, Class B shares, Class R shares and Investor shares would have been 2.51%, 2.01%, 2.51% and 2.31%, respectively, and the effective yields would have been 2.54%, 2.03%, 2.54% and 2.34%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares

Expenses paid per $1,000†	$ 3.54	$ 2.53	$ 2.53	$ 5.05
Ending value (after expenses)	$1,010.20	$1,011.30	$1,011.30	$1,008.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares

Expenses paid per $1,000†	$ 3.56	$ 2.54	$ 2.54	$ 5.08
Ending value (after expenses)	$1,021.62	$1,022.62	$1,022.62	$1,020.11

† Expenses are equal to the fund’s annualized expense ratio of .70% for Investor Shares, .50% for Class R, .50% for
BASIC Shares and 1.00% for Class B, multiplied by the average account value over the period, multiplied by
184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2008

Short-Term	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)		Value ($)

Alabama—2.0%
Macon Trust Various Certificates
(Spanish Fort Redevelopment
Authority—Spanish Fort Town
Center) (Liquidity Facility;
Bank of America and LOC; Bank
of America)	1.87	11/7/08	5,000,000	[a,b]	5,000,000
Colorado—3.0%
Centerra Metropolitan District,
Improvement Revenue, Refunding
(LOC; Compass Bank)	1.80	11/7/08	3,000,000	[a]	3,000,000
Central Platte Valley Metropolitan
District, GO (Liquidity
Facility; BNP Paribas)	3.50	12/1/08	500,000		500,000
Central Platte Valley Metropolitan
District, GO (LOC; U.S. Bank NA)	3.50	12/1/08	1,000,000		1,000,000
Solaris Metropolitan District
Number 1, Property Tax Revenue
(LOC; Key Bank)	2.52	11/7/08	3,000,000	[a]	3,000,000
Florida—11.0%
Bay Medical Center Board of
Trustees, HR (Bay Medical Center
Project) (LOC; Regions Bank)	3.75	11/7/08	4,945,000	[a]	4,945,000
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	4.50	6/1/09	11,000,000		11,063,117
Florida, State Board of Education,
Public Education Capital
Outlay GO Notes	5.00	6/1/09	100,000		101,537
Florida, State Board of Education,
Public Education Capital
Outlay GO Notes, Refunding	4.00	6/1/09	1,000,000		1,011,148
Hillsborough County Industrial
Development Authority, IDR,
Refunding (Leslie Controls, Inc.
Project) (LOC; SunTrust Bank)	1.95	11/7/08	3,535,000	[a]	3,535,000
Lee County Educational Facilities
Authority, Educational Facilities
Revenue (International College
Foundation, Inc. Project) (LOC;
SunTrust Bank)	1.95	11/7/08	1,625,000	[a]	1,625,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Florida (continued)
Pasco County Educational
Facilities Authority, Revenue
(Saint Leo University Project)
(LOC; Amsouth Bank)	2.42	11/7/08	995,000	[a]	995,000
South Broward Hospital District,
HR, Refunding (South Broward
Hospital District Obligated Group)	4.00	5/1/09	1,580,000		1,593,072
Volusia County Industrial
Development Authority,
Revenue, Refunding (Retirement
Housing Foundation Obligated
Group—Bishop’s Glen) (LOC;
KBC Bank)	1.70	11/7/08	2,790,000	[a]	2,790,000
Illinois—1.8%
Chicago O’Hare International
Airport, Revenue (Insured;
Assured Guaranty and Liquidity
Facility; Citibank NA)	2.14	11/7/08	3,435,000	[a,b]	3,435,000
Illinois,
GO Notes	5.25	6/1/09	125,000		127,136
Illinois Finance Authority,
Revenue, Refunding (Bradley
University) (LOC; Northern
Trust Company)	2.00	4/1/09	1,000,000		1,000,000
Kansas—3.9%
Junction City,
GO Temporary Notes	4.50	6/1/09	9,870,000		9,911,679
Kentucky—3.2%
Jefferson County,
Retirement Home Revenue
(Nazareth Literary and
Benevolent Institution Project)
(LOC; Fifth Third Bank)	2.31	11/7/08	3,185,000	[a]	3,185,000
Kentucky Area Development
Districts Financing Trust,
Lease Program Revenue (Lyon
County Emergency Ambulance
District) (LOC; Fifth Third Bank)	3.60	11/7/08	390,000	[a]	390,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Kentucky (continued)
Lexington-Fayette Urban County
Government, Industrial
Building Revenue (Northeast
Christian Project) (LOC; Fifth
Third Bank)	2.10	11/7/08	4,430,000	[a]	4,430,000
Louisiana—1.6%
Louisiana Local Government
Environmental Facilities and
Community Development Authority,
Revenue (Price LeBlanc Facility,
L.C. Project) (LOC; Regions Bank)	2.37	11/7/08	4,000,000	[a]	4,000,000
Maine—.2%
Maine,
GO Notes	5.00	1/15/09	100,000		100,596
Maine Municipal Bond Bank,
Revenue	5.00	11/1/08	500,000		500,000
Maryland—7.6%
Frederick County,
Revenue (Homewood Inc.
Facility) (LOC; M&T Bank)	2.28	11/7/08	8,300,000	[a]	8,300,000
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Dematha
Catholic High School) (LOC;
Branch Banking and Trust Co.)	1.78	11/7/08	9,865,000	[a]	9,865,000
Ocean City,
GO Notes, Refunding (Insured; FSA)	4.00	12/1/08	1,005,000		1,006,336
Massachusetts—5.8%
Massachusetts Development Finance
Agency, Revenue (Suffolk
University Issue) (Insured;
Assured Guaranty and Liquidity
Facility; JPMorgan Chase Bank)	2.00	11/7/08	3,645,000	[a]	3,645,000
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Northeastern University Issue)	2.25	5/14/09	10,000,000		10,000,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts (continued)
Woods Hole Martha’s Vineyard and
Nantucket Steamship Authority,
Steamship Revenue	4.00	3/1/09	1,020,000		1,026,607
Michigan—.2%
Kalamazoo Hospital Finance
Authority, HR, Refunding
(Bronson Methodist Hospital)
(Insured; FSA)	2.65	5/15/09	600,000		600,000
Minnesota—1.6%
Puttable Floating Option Tax
Exempt Receipts (Saint Paul
Port Authority, MFHR
(Burlington Apartments
Project)) (Liquidity Facility;
FHLMC and LOC; FHLMC)	2.04	11/7/08	4,080,000	[a,b]	4,080,000
Missouri—.4%
Missouri Health and Educational
Facilities Authority, School
District Advance Program Notes
(Fayette R-III School District)	4.25	11/3/08	920,000		920,036
New Hampshire—1.2%
New Hampshire Health and Education
Facilities Authority, Revenue
(University System of New
Hampshire Issue)	3.00	3/26/09	1,150,000		1,150,000
New Hampshire Higher Educational
and Health Facilities Authority,
Revenue (Hunt Community Issue)
(LOC; Bank of America)	2.05	11/7/08	1,900,000	[a]	1,900,000
New Jersey—14.7%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue, Refunding
(LOC; Dexia Credit Locale)	6.00	11/7/08	10,000,000	[a]	10,000,000
New Jersey Health Care Facilities
Financing Authority, Revenue
(AtlantiCare Regional Medical
Center) (LOC; Wachovia Bank)	3.48	11/7/08	4,235,000	[a]	4,235,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New Jersey (continued)
New Jersey Health Care Facilities
Financing Authority, Revenue
(Meridian Health System
Obligated Group Issue) (Insured;
Assured Guaranty and Liquidity
Facility; Wachovia Bank)	2.28	11/7/08	11,400,000	[a]	11,400,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	6.00	11/7/08	3,000,000	[a]	3,000,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	6.00	11/7/08	1,000,000	[a]	1,000,000
Puttable Floating Option Tax
Exempt Receipts (Tobacco
Settlement Financing Corporation
of New Jersey, Tobacco Settlement
Asset-Backed Bonds) (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch Capital Sevices)	2.64	11/7/08	7,400,000	[a,b]	7,400,000
North Carolina—1.9%
North Carolina,
Public Improvement GO Notes	5.25	3/1/09	105,000		106,106
Wake County,
GO (Liquidity Facility;
Landesbank Hessen-Thuringen
Girozentrale)	2.80	11/7/08	4,795,000	[a]	4,795,000
Ohio—2.0%
Blue Ash,
EDR (Ursuline Academy of
Cincinnati Project) (LOC;
Fifth Third Bank)	2.10	11/7/08	5,100,000	[a]	5,100,000
Oklahoma—2.0%
Tulsa County Industrial Authority,
Capital Improvements Revenue
(Liquidity Facility; Bank of America)	2.00	11/15/08	5,140,000		5,140,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania—21.5%
Chester County Industrial
Development Authority, Revenue
(YMCA of the Brandywine Valley
Project) (LOC; Fulton Bank)	1.81	11/7/08	5,800,000	[a]	5,800,000
Delaware County Industrial
Development Authority, Revenue
(Melmark Inc. Project) (LOC;
Commerce Bank)	1.92	11/7/08	2,900,000	[a]	2,900,000
Harrisburg Authority,
Revenue (Haverford Township
School District Project)
(Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	2.82	11/7/08	3,290,000	[a]	3,290,000
Horizon Hospital System Authority,
Senior Health and Housing
Facilities Revenue (Saint Paul
Homes Project) (LOC; M&T Bank)	1.87	11/7/08	7,160,000	[a]	7,160,000
Lancaster Industrial Development
Authority, Revenue (Student
Lodging, Inc. Project) (LOC;
Fulton Bank)	1.90	11/7/08	5,410,000	[a]	5,410,000
Lancaster Municipal Authority,
Revenue (Garden Spot Village
Project) (LOC; Fulton Bank)	2.05	11/7/08	950,000	[a]	950,000
Lebanon County Health Facilities
Authority, Revenue (E.C.C.
Retirement Village Project)
(LOC; PNC Bank NA)	1.77	11/7/08	4,315,000	[a]	4,315,000
Pennsylvania Economic Development
Financing Authority, EDR
(Homewood Retirement Centers
Project) (LOC; M&T Bank)	2.33	11/7/08	3,925,000	[a]	3,925,000
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Drexel University) (LOC;
Allied Irish Banks)	2.02	11/7/08	190,000	[a]	190,000
Philadelphia School District,
GO Notes, Refunding (LOC;
Wachovia Bank)	2.30	11/7/08	10,000,000	[a]	10,000,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania (continued)
Puttable Floating Option Tax
Exempt Receipts (Montgomery
County Redevelopment
Authority, MFHR (Hunt Club
Apartments)) (Liquidity
Facility; FHLMC and LOC; FHLMC)	2.04	11/7/08	7,000,000	[a,b]	7,000,000
Southcentral Pennsylvania General
Authority, Revenue (York
County Cerebral Palsy Home, Inc.
Project) (LOC; Fulton Bank)	1.90	11/7/08	3,200,000	[a]	3,200,000
South Carolina—.1%
Hilton Head Island,
GO Notes, Refunding	4.00	12/1/08	185,000		185,148
Texas—3.1%
Collin County Housing Finance
Corporation, Multifamily
Revenue (Carpenter-Oxford
Development Housing)
(Liquidity Facility; FHLMC and
LOC; FHLMC)	2.04	11/7/08	5,000,000	[a,b]	5,000,000
North Texas Tollway Authority,
BAN	4.13	11/19/08	905,000		905,128
Texas Transportation Commission,
GO Mobility Fund Bonds
(Liquidity Facility; JPMorgan
Chase Bank)	1.83	11/7/08	1,500,000	[a,b]	1,500,000
Travis County Health Facilities
Development Corporation,
Revenue (Ascension Health
Credit Group) (Insured; MBIA, Inc.)	5.75	11/15/08	500,000		500,454
Virginia—1.7%
Spotsylvania County Economic
Development Authority, Revenue
(Civil War Preservation Trust
Project) (LOC; SunTrust Bank)	1.85	11/7/08	4,300,000	[a]	4,300,000
Washington—1.6%
Washington,
GO Notes (Various Purpose)	5.00	1/1/09	200,000		200,983

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Washington (continued)
Washington,
GO Notes (Various Purpose)	6.00	1/1/09	130,000		130,766
Washington Housing Finance
Commission, Nonprofit Housing
Revenue (Mirabella Project)
(LOC; HSH Nordbank)	2.50	11/1/08	3,800,000	[a]	3,800,000
Wisconsin—3.5%
Green Bay/Brown County Professional
Football Stadium District, Sales
Tax Revenue (Lambeau
Field Renovation Project)	4.25	2/1/09	200,000		200,960
Wisconsin Health and Educational
Facilities Authority,
Revenue (Amery Regional
Medical Center, Inc.)
(LOC; Fifth Third Bank)	2.15	11/7/08	8,630,000	[a]	8,630,000
Wyoming—3.1%
Sweetwater County,
HR (Memorial Hospital Project)
(LOC; Key Bank)	2.35	11/7/08	7,750,000	[a]	7,750,000

Total Investments (cost $249,150,809)			98.7%		249,150,809
Cash and Receivables (Net)			1.3%		3,303,145
Net Assets			100.0%		252,453,954

a	Variable rate demand note—rate shown is the interest rate in effect at October 31, 2008. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to $33,415,000 or 13.2% of net assets.

14

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	85.3
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	4.3
Not Rated[d]		Not Rated[d]		Not Rated[d]	10.4
					100.0

†	Based on total investments.
c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			249,150,809	249,150,809
Cash				2,503,636
Interest receivable				1,605,891
Prepaid expenses				16,169
				253,276,505

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				162,675
Dividend payable				645,427
Payable for shares of Capital Stock redeemed				14,449
				822,551

Net Assets ($)				252,453,954

Composition of Net Assets ($):
Paid-in capital				252,457,840
Accumulated net realized gain (loss) on investments				(3,886)

Net Assets ($)				252,453,954

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares

Net Assets ($)	54,469,250	56,858,758	29,900,132	111,225,814
Shares Outstanding	54,470,479	56,860,158	29,900,783	111,228,133

Net Asset Value
Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Interest Income	5,253,945
Expenses:
Management fee—Note 3(a)	902,146
Distribution fees (Investor Shares and Class B Shares)—Note 3(b)	183,507
Shareholder servicing costs (Class B Shares)—Note 3(c)	103,510
Directors’ fees—Note 3(a)	21,561
Treasury insurance expense—Note 1(e)	4,172
Total Expenses	1,214,896
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(21,561)
Net Expenses	1,193,335
Investment Income—Net	4,060,610

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(666)
Net Increase in Net Assets Resulting from Operations	4,059,944

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	4,060,610	3,219,159
Net realized gain (loss) on investments	(666)	(2,343)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,059,944	3,216,816

Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(872,372)	(707,448)
Class R Shares	(1,973,796)	(2,423,865)
BASIC Shares	(466,585)	(87,837)
Class B Shares	(747,857)	(9)
Total Dividends	(4,060,610)	(3,219,159)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	132,309,154	49,122,142
Class R Shares	252,137,767	249,806,941
BASIC Shares	38,714,314	10,947,389
Class B Shares	289,043,000	1,001
Dividends reinvested:
Investors Shares	834,240	704,513
Class R Shares	439,833	588,037
BASIC Shares	441,192	87,668
Class B Shares	725,087	9
Cost of shares redeemed:
Investors Shares	(98,560,412)	(55,836,828)
Class R Shares	(271,775,888)	(257,750,884)
BASIC Shares	(18,106,554)	(2,183,226)
Class B Shares	(178,540,963)	(1)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	147,660,770	(4,513,239)
Total Increase (Decrease) in Net Assets	147,660,104	(4,515,582)

Net Assets ($):
Beginning of Period	104,793,850	109,309,432
End of Period	252,453,954	104,793,850

a From July 2, 2007 (commencement of operations) to October 31, 2007 for BASIC Shares and Class B Shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.023	.030	.026	.015	.004
Distributions:
Dividends from investment income—net	(.023)	(.030)	(.026)	(.015)	(.004)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.35	3.05	2.65	1.48	.44

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses
to average net assets	.70	.70	.71	.71	.71
Ratio of net investment income
to average net assets	2.18	3.01	2.65	1.44	.43

Net Assets, end of period ($ x 1,000)	54,469	19,885	25,896	22,170	26,380

See notes to financial statements.

20

		Year Ended October 31,

Class R Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.025	.032	.028	.017	.006
Distributions:
Dividends from investment income—net	(.025)	(.032)	(.028)	(.017)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.56	3.26	2.86	1.69	.64

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.50	.50	.51	.51	.51
Ratio of net investment income
to average net assets	2.48	3.20	2.84	1.60	.60

Net Assets, end of period ($ x 1,000)	56,859	76,056	83,413	65,188	124,838

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	BASIC Shares	BASIC Shares	Class B Shares	Class B Shares
	Year Ended	Period Ended	Year Ended	Period Ended
October 31, 2008		October 31, 2007[a]	October 31, 2008	October 31, 2007[a]

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.025	.011	.020	.009
Distributions:
Dividends from
investment income—net	(.025)	(.011)	(.020)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00

Total Return (%)	2.56	3.26[b]	2.05	2.75[b]

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.51	.52[b]	1.02	1.03[b]
Ratio of net expenses
to average net assets	.50	.50[b]	1.00	1.00[b]
Ratio of net investment income
to average net assets	2.40	3.26[b]	1.81	2.69[b]

Net Assets, end of period
($ x 1,000)	29,900	8,852	111,226	1

a	From July 2, 2007 (commencement of operations) to October 31, 2007.

b	Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund.The fund’s investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax. Effective January 1, 2008, the fund changed its name from “Dreyfus Municipal Reserves” to “Dreyfus AMT-Free Municipal Reserves.” The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, Class B and BASIC. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a distribution fee. Class B shares also bear a shareholder services fee. BASIC shares are offered to any investor and bear no distribution or shareholder services fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

investment account or relationship at such institution, and bear no distribution or shareholder services fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee, shareholder services fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest

24

income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $3,886 is available to be applied against future net securities profit, if any, realized subsequent to October 31, 2008. If not applied, $877 of the carryover expires in fiscal 2011, $2,343 expires in fiscal 2015 and $666 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were all tax-exempt income.

At October 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

26

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009, after which the Secretary of theTreasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008.This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Bank Line of Credit:

Prior to May 1, 2008, the fund participated with other Dreyfus managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemp-tions.The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, the $300 million unsecured line of credit was terminated. During the period ended October 31, 2008, the fund did not borrow under the lines of credit.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the

28

Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares and Class B shares may pay annually up to .25% of the value of the average daily net assets (Investor shares are currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended October 31, 2008, Investor shares and Class B shares were charged $79,997 and $103,510, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (the “Service Plan”) subject to the Rule, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Service Plan, the Distributor may enter into Shareholder Services Agreements with Service Agents and make payments to Service Agents in respect of these services. During the period ended October 31, 2008, Class B shares were charged $103,510, pursuant to the Service Plan.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The Company and the Distributor may suspend or reduce payments under the Service Plan at any time, and payments are subject to the continuation of the Service Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Service Plan.

Under its terms, the Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $110,309, Rule 12b-1 distribution plan fees $30,333 and shareholder services plan fees $22,033.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus AMT-Free Municipal Reserves (formerly Dreyfus Municipal Reserves), a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Reserves as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended October 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, which will be mailed by January 31, 2009.

32

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

34

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited)

36

For More Information

Dreyfus		Transfer Agent &
AMT-Free		Dividend Disbursing Agent
Municipal Reserves		Dreyfus Transfer, Inc.
200 Park Avenue		200 Park Avenue
New York, NY 10166		New York, NY 10166

Investment Adviser		Distributor
The Dreyfus Corporation		MBSC Securities Corporation
200 Park Avenue		200 Park Avenue
New York, NY 10166		New York, NY 10166
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	BASIC: DLRXX	Class B: DMBXX Class R: DTMXX Investor: DLTXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

21	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Important Tax Information

32	Board Members Information

34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Tax Managed
Growth Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum, depressing investor sentiment, consumer confidence and business investment. These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of –29.22%, Class B shares returned –29.72%, Class C shares returned –29.71%, Class I shares returned –28.99% and Class T shares returned –29.39% .1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a –36.08% total return.2 U.S.stocks declined sharply during the reporting period as a global financial crisis and U.S. economic downturn intensified.The fund produced higher returns than its benchmark, due primarily to our emphasis on large, high-quality companies in recession-resistant industries.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Global Financial Crisis Sparked Broad Declines

Slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy, giving rise to fears regarding a potentially deep and prolonged recession. Many commodity prices that had soared over the reporting period’s first half plummeted over the second half when demand abated for energy and construction materials worldwide.

Meanwhile, a credit crunch that began in 2007 developed into a full-blown global financial crisis, and very difficult liquidity conditions

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

in some credit markets nearly led to the collapse of the global banking system in September 2008. Government authorities intervened, pumping billion of dollars of liquidity into the system to restore a degree of investor confidence.These efforts included the passage of the Troubled Asset Relief Program by the U.S. Congress and coordinated reductions of short-term interest rates by central banks, including the Federal Reserve Board.

As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests, leading to broadly lower prices even among fundamentally sound stocks. The financials sector was particularly hard-hit, while the consumer staples and utilities sectors fared better as risk-averse investors flocked to companies selling products and services that typically remain in demand regardless of economic conditions.

Security Selection Strategy Bolstered Relative Performance

In this challenging environment, we remained focused on dividend-paying companies with healthy balance sheets and dominant industry positions. Companies with these characteristics held up better, on average, than their more speculative counterparts, helping to protect the fund somewhat from the full brunt of the market’s steep decline. An overweighted position in the consumer staples sector proved particularly advantageous, as this traditionally defensive area provided some insulation from recessionary concerns.These consumer staples companies generally produce large cash flows and require low levels of debt, which effectively reduced their dependence on troubled credit markets to fund their operations.Winners in the consumer staples sector included brewer Anheuser-Busch, which received an acquisition offer from In Bev; Wal-Mart Stores, which benefited from rising consumer demand for low-priced goods; and McDonald’s, which attracted customers with inexpensive menu items.

The fund also achieved relatively attractive results from the energy sector, as strong performance over the first nine months of the reporting period helped offset some of the sharp declines when commodity prices later plummeted.An underweighted allocation to the troubled financials sector also boosted relative returns, as we eliminated several stocks that later fell steeply. Finally, health care company Abbott Laboratories fared well as earnings were supported by successful new pharmaceutical products. Detractors from relative performance included the materials and industrials sectors, which suffered from commodity price pullbacks and

4

fears of waning demand in the economic downturn.Among individual stocks, General Electric ranked among the reporting period’s greater disappointments due to its exposure to the financial crisis and sluggish industrial demand. Energy giants ExxonMobil and ConocoPhillips declined along with oil prices,and financial conglomerate Citigroup was hurt by the financial crisis.

Finding Opportunities in Distressed Markets

Although the financial crisis and economic slowdown are expected to persist, we are encouraged by the government’s attempts to shore up troubled industries and restore liquidity to the credit markets. However, in an environment where credit is less available and more expensive and demand is stagnant or declining, even the healthiest companies will face challenges.Such an environment highlights the necessity of a longer term investment perspective and underscores the importance of a focus on the highest quality industry leaders. The multinationals in the portfolio are distinguished by strong balance sheets and sustainable operating cash flows. These well-capitalized companies have the financial flexibility to exploit the opportunities presented by this crisis to augment their existing strengths and gain share from weakened competitors both here and abroad. Furthermore, the above-market yield and faster dividend growth of portfolio issues are also expected to have added appeal for investors in this economic downturn. Despite their considerable fundamental strengths, certain companies in the portfolio have not traded at valuations this low since the early 1980s.As investors gain greater clarity about the impact of policy actions and the ramifications of the recent election, valuations of these high quality large caps are projected to expand against a backdrop of low interest rates and low inflation.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Fayez Sarofim & Co. pursuant to an agreement in effect until April 4, 2009. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

Years Ended 10/31

Comparison of change in value of $10,000 investment in Dreyfus Tax Managed Growth Fund Class
A shares, Class B shares, Class C shares and Class T shares and the Standard & Poor’s 500
Composite Stock Price Index
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class T shares of
Dreyfus Tax Managed Growth Fund on 10/31/98 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class I shares will vary from the performance of Class A, Class B, Class C and Class T shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses.
Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(33.28)%	(0.88)%	(0.38)%
without sales charge		(29.22)%	0.31%	0.22%
Class B shares
with applicable redemption charge †		(32.52)%	(0.81)%	(0.23)%
without redemption		(29.72)%	(0.42)%	(0.23)%
Class C shares
with applicable redemption charge ††		(30.41)%	(0.43)%	(0.53)%
without redemption		(29.71)%	(0.43)%	(0.53)%
Class T shares
with applicable sales charge (4.5%)		(32.56)%	(0.84)%	(0.49)%
without sales charge		(29.39)%	0.07%	(0.03)%
Class I shares	5/14/04	(28.99)%	0.55%†††	0.34%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 5/14/04 (the inception date for Class I shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 5.53	$ 8.83	$ 8.83	$ 4.43	$ 6.63
Ending value (after expenses)	$759.30	$756.70	$756.80	$760.80	$758.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 6.34	$ 10.13	$ 10.13	$ 5.08	$ 7.61
Ending value (after expenses)	$1,018.85	$1,015.08	$1,015.08	$1,020.11	$1,017.60

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for
Class C, 1.00% for Class I and 1.50% for ClassT, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—98.7%	Shares	Value ($)

Consumer Discretionary—18.9%
McDonald’s	62,000	3,591,660
McGraw-Hill	57,000	1,529,880
News, Cl. A	138,000	1,468,320
Philip Morris International	129,000	5,607,630
Procter & Gamble	77,000	4,969,580
		17,167,070
Consumer Staples—23.8%
Altria Group	129,000	2,475,510
Coca-Cola	114,000	5,022,840
Estee Lauder, Cl. A	20,500	738,820
Kraft Foods, Cl. A	15,271	444,997
Nestle, ADR	115,750	4,450,588
PepsiCo	61,400	3,500,414
Wal-Mart Stores	27,000	1,506,870
Walgreen	129,000	3,284,340
Whole Foods Market	19,000 [a]	203,680
		21,628,059
Energy—19.2%
Chevron	63,000	4,699,800
ConocoPhillips	67,000	3,485,340
Exxon Mobil	90,012	6,671,689
Patriot Coal	2,400 [b]	37,992
Peabody Energy	12,000	414,120
Total, ADR	24,000	1,330,560
Transocean	9,444 [b]	777,525
		17,417,026
Financial—4.4%
American Express	20,000	550,000
Ameriprise Financial	15,000	324,000
Bank of America	78,896	1,906,916
JPMorgan Chase & Co	30,000	1,237,500
		4,018,416

The Fund

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—10.3%
Abbott Laboratories	70,000	3,860,500
Johnson & Johnson	74,500	4,569,830
Merck & Co	18,000	557,100
Novo Nordisk, ADR	7,000	374,570
		9,362,000
Industrial—7.5%
Caterpillar	20,000	763,400
Emerson Electric	60,000	1,963,800
General Dynamics	10,000	603,200
General Electric	120,000	2,341,200
United Technologies	20,000	1,099,200
		6,770,800
Information Technology—12.6%
Apple	15,000 [b]	1,613,850
Automatic Data Processing	25,000	873,750
Cisco Systems	75,000 [b]	1,332,750
Intel	220,000	3,520,000
Microsoft	107,000	2,389,310
QUALCOMM	20,500	784,330
Texas Instruments	45,000	880,200
		11,394,190
Materials—2.0%
Freeport-McMoRan Copper & Gold	10,000	291,000
Praxair	15,000	977,250
Rio Tinto, ADR	3,000 [a]	557,610
		1,825,860
Total Common Stocks
(cost $82,612,125)		89,583,421

Other Investment—.5%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $480,000)	480,000 [c]	480,000

10

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $695,700)	695,700 [c]	695,700

Total Investments (cost $83,787,825)	100.0%	90,759,121
Liabilities, Less Cash and Receivables	(.0%)	(733)
Net Assets	100.0%	90,758,388

ADR—American Depository Receipts

a	All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $685,161 and the total market value of the collateral held by the fund is $695,700.

b	Non-income producing security.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Consumer Staples	23.8	Industrial	7.5
Energy	19.2	Financial	4.4
Consumer Discretionary	18.9	Materials	2.0
Information Technology	12.6	Money Market Investments	1.3
Health Care	10.3		100.0

† Based on net assets.
See notes to financial statements.

The Fund

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $685,161)—Note 1(b):
Unaffiliated issuers			82,612,125		89,583,421
Affiliated issuers			1,175,700		1,175,700
Receivable for investment securities sold					794,084
Dividends and interest receivable					114,307
Receivable for shares of Capital Stock subscribed					32,639
					91,700,151

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					115,395
Cash overdraft due to Custodian					26,551
Liability for securities on loan—Note 1(b)					695,700
Payable for shares of Capital Stock redeemed					104,117
					941,763

Net Assets ($)					90,758,388

Composition of Net Assets ($):
Paid-in capital					97,714,727
Accumulated undistributed investment income—net					1,101,431
Accumulated net realized gain (loss) on investments					(15,029,066)
Accumulated net unrealized appreciation
(depreciation) on investments					6,971,296

Net Assets ($)					90,758,388

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	60,206,870	8,518,770	20,247,418	10,479	1,774,851
Shares Outstanding	4,194,457	621,019	1,485,989	727	125,684

Net Asset Value
Per Share ($)	14.35	13.72	13.63	14.41	14.12

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers (net of $35,263 foreign taxes withheld at source)	3,373,121
Affiliated issuers	17,223
Income from securities lending	14,166
Total Income	3,404,510
Expenses:
Management fee—Note 3(a)	1,433,525
Distribution and service plan fees—Note 3(b)	659,930
Directors’ fees and expenses—Note 3(a)	7,803
Loan commitment fees—Note 2	1,351
Total Expenses	2,102,609
Less—reduction in management fee due to undertaking—Note 3(a)	(130,320)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(7,803)
Net Expenses	1,964,486
Investment Income—Net	1,440,024

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,522,299
Net unrealized appreciation (depreciation) on investments	(46,291,469)
Net Realized and Unrealized Gain (Loss) on Investments	(42,769,170)
Net (Decrease) in Net Assets Resulting from Operations	(41,329,146)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	1,440,024	1,361,263
Net realized gain (loss) on investments	3,522,299	6,372,423
Net unrealized appreciation
(depreciation) on investments	(46,291,469)	11,140,545
Net Increase (Decrease) in Net Assets
Resulting from Operations	(41,329,146)	18,874,231

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,124,892)	(1,141,289)
Class B Shares	(42,505)	(135,137)
Class C Shares	(156,430)	(194,703)
Class I Shares	(91)	(18)
Class T Shares	(25,983)	(28,892)
Total Dividends	(1,349,901)	(1,500,039)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,749,835	15,394,909
Class B Shares	128,173	51,912
Class C Shares	994,877	2,369,543
Class I Shares	7,750	10,000
Class T Shares	14,993	51,442
Dividends reinvested:
Class A Shares	899,235	906,748
Class B Shares	27,740	90,149
Class C Shares	98,741	126,573
Class I Shares	19	18
Class T Shares	24,184	27,067
Cost of shares redeemed:
Class A Shares	(20,099,201)	(22,571,260)
Class B Shares	(10,701,354)	(15,999,566)
Class C Shares	(6,359,822)	(6,871,014)
Class I Shares	(5,030)	—
Class T Shares	(397,029)	(364,359)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,616,889)	(26,777,838)
Total Increase (Decrease) in Net Assets	(67,295,936)	(9,403,646)

Net Assets ($):
Beginning of Period	158,054,324	167,457,970
End of Period	90,758,388	158,054,324
Undistributed investment income—net	1,101,431	1,011,308

14

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	571,370	797,423
Shares issued for dividends reinvested	44,161	48,723
Shares redeemed	(1,126,385)	(1,163,074)
Net Increase (Decrease) in Shares Outstanding	(510,854)	(316,928)

Class Bb
Shares sold	7,021	2,894
Shares issued for dividends reinvested	1,418	5,043
Shares redeemed	(595,086)	(867,693)
Net Increase (Decrease) in Shares Outstanding	(586,647)	(859,756)

Class C
Shares sold	55,701	129,143
Shares issued for dividends reinvested	5,074	7,111
Shares redeemed	(369,488)	(372,901)
Net Increase (Decrease) in Shares Outstanding	(308,713)	(236,647)

Class I
Shares sold	410	500
Shares issued for dividends reinvested	1	1
Shares redeemed	(251)	—
Net Increase (Decrease) in Shares Outstanding	160	501

Class T
Shares sold	801	2,728
Shares issued for dividends reinvested	1,205	1,475
Shares redeemed	(22,660)	(19,194)
Net Increase (Decrease) in Shares Outstanding	(20,654)	(14,991)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended October 31, 2008, 285,926 Class B shares representing $5,190,502 were automatically converted to 273,933 Class A shares and during the period ended October 31, 2007, 425,402 Class B shares representing $7,862,203 were automatically converted to 407,004 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	20.51	18.44	16.35	15.26	14.86
Investment Operations:
Investment income—net[a]	.25	.22	.21	.20	.12
Net realized and unrealized gain
(loss) on investments	(6.17)	2.08	2.00	1.08	.40
Total from Investment Operations	(5.92)	2.30	2.21	1.28	.52
Distributions:
Dividends from investment income—net	(.24)	(.23)	(.12)	(.19)	(.12)
Net asset value, end of period	14.35	20.51	18.44	16.35	15.26

Total Return (%)[b]	(29.22)	12.58	13.61	8.41	3.48

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.35
Ratio of net expenses
to average net assets	1.25	1.25	1.29	1.36	1.35
Ratio of net investment income
to average net assets	1.35	1.13	1.20	1.22	.77
Portfolio Turnover Rate	5.91	8.09	—	1.06	.72

Net Assets, end of period ($ x 1,000)	60,207	96,507	92,601	104,506	91,759

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

16

		Year Ended October 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	19.56	17.57	15.68	14.60	14.22
Investment Operations:
Investment income—net[a]	.11	.08	.08	.09	.00[b]
Net realized and unrealized
gain (loss) on investments	(5.91)	1.98	1.91	1.03	.38
Total from Investment Operations	(5.80)	2.06	1.99	1.12	.38
Distributions:
Dividends from investment income—net	(.04)	(.07)	(.10)	(.04)	(.00)[b]
Net asset value, end of period	13.72	19.56	17.57	15.68	14.60

Total Return (%)[c]	(29.72)	11.76	12.76	7.60	2.77

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.10
Ratio of net expenses
to average net assets	2.00	2.00	2.04	2.11	2.10
Ratio of net investment income
to average net assets	.65	.42	.47	.60	.02
Portfolio Turnover Rate	5.91	8.09	—	1.06	.72

Net Assets, end of period ($ x 1,000)	8,519	23,622	36,326	57,804	102,007

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	19.48	17.53	15.64	14.59	14.22
Investment Operations:
Investment income—net[a]	.11	.07	.07	.08	.00[b]
Net realized and unrealized
gain (loss) on investments	(5.87)	1.98	1.92	1.03	.38
Total from Investment Operations	(5.76)	2.05	1.99	1.11	.38
Distributions:
Dividends from investment income—net	(.09)	(.10)	(.10)	(.06)	(.01)
Net asset value, end of period	13.63	19.48	17.53	15.64	14.59

Total Return (%)[c]	(29.71)	11.73	12.80	7.54	2.73

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.10
Ratio of net expenses
to average net assets	2.00	2.00	2.04	2.11	2.10
Ratio of net investment income
to average net assets	.61	.39	.44	.53	.02
Portfolio Turnover Rate	5.91	8.09	—	1.06	.72

Net Assets, end of period ($ x 1,000)	20,247	34,961	35,603	41,677	51,391

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006	2005	2004[b]

Per Share Data ($):
Net asset value, beginning of period	20.58	18.52	16.38	15.28	15.56
Investment Operations:
Investment income—net[c]	.28	.20	.24	.25	.06
Net realized and unrealized
gain (loss) on investments	(6.16)	2.14	2.03	1.07	(.34)
Total from Investment Operations	(5.88)	2.34	2.27	1.32	(.28)
Distributions:
Dividends from investment income—net	(.29)	(.28)	(.13)	(.22)	—
Net asset value, end of period	14.41	20.58	18.52	16.38	15.28

Total Return (%)	(28.99)	12.76	13.94	8.73	(1.80)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.12	1.10	1.10	.51[d]
Ratio of net expenses
to average net assets	1.00	1.01	1.04	1.10	.51[d]
Ratio of net investment income
to average net assets	1.57	1.01	1.41	1.48	.41[d]
Portfolio Turnover Rate	5.91	8.09	—	1.06	.72

Net Assets, end of period ($ x 1,000)	10	12	1	1	1

a	Effective June 1, 2007, Class R shares were redesignated as to Class I shares.
b	From May 14, 2004 (commencement of initial offering) to October 31, 2004.
c	Based on average shares outstanding at each month end.
d	Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	20.18	18.14	16.12	15.04	14.64
Investment Operations:
Investment income—net[a]	.20	.17	.16	.17	.08
Net realized and unrealized
gain (loss) on investments	(6.08)	2.05	1.98	1.05	.39
Total from Investment Operations	(5.88)	2.22	2.14	1.22	.47
Distributions:
Dividends from investment income—net	(.18)	(.18)	(.12)	(.14)	(.07)
Net asset value, end of period	14.12	20.18	18.14	16.12	15.04

Total Return (%)[b]	(29.39)	12.34	13.34	8.12	3.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.61	1.61	1.61	1.60
Ratio of net expenses
to average net assets	1.50	1.50	1.54	1.61	1.60
Ratio of net investment income
to average net assets	1.10	.88	.95	1.04	.52
Portfolio Turnover Rate	5.91	8.09	—	1.06	.72

Net Assets, end of period ($ x 1,000)	1,775	2,953	2,927	3,857	4,641

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Tax Managed Growth Fund” to “Dreyfus Tax Managed Growth Fund.”

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class I and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with div-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

idend re-investment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset

22

value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2008,The Bank of New York Mellon earned $6,071 pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable

24

tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,101,431, accumulated capital losses $15,029,066 and unrealized appreciation $6,971,296.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, $7,169,147 of the carryover expires in fiscal 2011 and $7,859,919 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows: ordinary income $1,349,901 and $1,500,039, respectively.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2008, the fund did not borrow under either Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-per-

26

son joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. From November 1, 2007 through April 4, 2009, Sarofim & Co. has agreed to waive receipt of a portion of its sub-investment advisory fee in the amount of .10% of the fund’s average daily net assets. The sub-investment advisory fee is paid by Dreyfus out of the management fee Dreyfus receives from the fund. Dreyfus is, in turn, passing the waiver by Sarofim & Co.onto the fund by waiving a portion of the management fee in that amount, .10% of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking by Sarofim & Co., amounted to $130,320 during the period ended October 31, 2008.

During the period ended October 31, 2008, the Distributor retained $5,398 and $79 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $32,423 and $4,455 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and ClassT shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and ClassT shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2008, Class A, Class B, Class C and Class T shares were charged $210,298,$112,104,$215,919 and $6,134,respectively,pursuant to their respective Plans. During the period ended October 31, 2008, Class B, Class C and Class T shares were charged $37,368, $71,973 and $6,134, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $85,064, Rule 12b-1 distribution plan fees $31,566 and service plan fees $6,498, which are offset against an expense reimbursement currently in effect in the amount of $7,733.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $7,700,663 and $32,748,838, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $83,787,825; accordingly, accumulated net unrealized appreciation on investments was $6,971,296, consisting of $21,437,302 gross unrealized appreciation and $14,466,006 gross unrealized depreciation.

28

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

Effective on or about December 3, 2008, no investments for new accounts were permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (formerly Dreyfus Premier Tax Managed Growth Fund), a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

30

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,349,901 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Fund 31

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (65) Chairman of the Board (1995) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO, Related Urban Development, a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

32

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA
  (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

34

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

The Fund 35

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

24	Statement of Financial Futures

25	Statement of Assets and Liabilities

26	Statement of Operations

27	Statement of Changes in Net Assets

28	Financial Highlights

29	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Important Tax Information

39	Board Members Information

41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
S&P 500 Stock Index Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum,depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

November 17, 2008 2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Thomas Durante, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of –36.23% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a –36.08% return for the same period.2,3

Large-cap stocks produced disappointing absolute returns during an especially challenging reporting period. Concerns regarding slowing U.S. and overseas economies, turmoil in world credit markets, the near collapse of the global banking system and, later in the reporting period, slumping commodity prices caused stock prices across most market sectors to fall sharply. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The S&P 500 Index is dominated by large-cap, blue-chip stocks that comprise nearly 75% of total U.S. market capitalization.

Volatility Increases as Financial Crisis Intensifies

A credit crisis that dominated much of the reporting period developed into a full-blown global financial crisis, resulting in the failure of several major financial institutions. As lenders grew increasingly risk-averse,

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

companies across virtually all industry groups scrambled to obtain funding from a rapidly shrinking supply of available credit. Also contributing to the downturn was a barrage of negative economic news, including slowing U.S. and global economies, falling home prices, growing unemployment and sluggish consumer spending.As the slowdown intensified, previously high-flying commodity prices retreated sharply from their highs.These factors caused investors to become more averse to risks, sparking broad-based declines in the stock market.

The Federal Reserve Board (the “Fed”) responded aggressively to the economic slowdown and financial crisis by reducing short-term interest rates and, in March 2008, participating in the rescue of investment bank Bear Stearns.Although the market rallied briefly in the spring, the rebound proved to be short-lived. Over the summer, additional government rescues were announced for insurer American International Group and mortgage agencies Freddie Mac and Fannie Mae. Meanwhile, investment bank Lehman Brothers filed for bankruptcy, Merrill Lynch andWachovia were acquired by competitors,Washington Mutual was seized by regulators, and Goldman Sachs and Morgan Stanley re-registered as bank holding companies to enable them to tap government funds. By September, the financial crisis threatened to spin out of control, and the global banking system came close to collapse.

The U.S. Congress responded to the crisis by making $700 billion available to banks through the controversial Troubled Asset Relief Program. In addition, the Fed and several of the world’s major central banks announced unprecedented, coordinated reductions in short-term interest rates to help strengthen the world’s financial systems.The reporting period ended with all major stock market indices reporting negative double-digit returns.

No Winners in this Turbulent Market Environment

For the 12-month reporting period, none of the 10 sectors in the S&P 500 Index posted a positive absolute return. Declines were most severe among the S&P 500 Index’s financials, technology, energy and industrials areas. A host of diversified financial conglomerates, banks, and insurance

4

companies were hurt by massive sub-prime related losses. Technology stocks retracted amid a slowdown in spending by consumers and corporations, and a slowdown in exports hurt many hardware producers that rely heavily on overseas sales. Semiconductor stocks fell along with hardware sales, while Internet companies were hurt by lower advertising revenues, troubled product launches and reduced consumer spending.

Energy stocks gave back many of their previous gains when crude oil prices dropped from their highs of $141 per barrel in July to $61 per barrel by the reporting period’s end. Refiners, integrated energy producers, drillers, oil field services firms and equipment services companies were particularly hard-hit. Finally, the industrials sector suffered from a sharply reduced number of infrastructure construction projects worldwide, which drove down the stock prices of large industrial conglomerates as well as construction and industrial machinery and equipment stocks.

Index Funds Offer Diversification

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating its composition. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect that may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	“Standard & Poor’s®,”“S&P®,”“Standard & Poor’s® 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund

5

Average Annual Total Returns as of 10/31/08
	1 Year	5 Years	10 Years

Fund	(36.23)%	0.07%	0.19%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on
10/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”)
on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance and reflects the reinvestment of dividends daily. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

Expenses paid per $1,000†	$ .86
Ending value (after expenses)	$706.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 1.02
Ending value (after expenses)	$1,024.13

† Expenses are equal to the fund’s annualized expense ratio of .20%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund

7

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—93.8%	Shares	Value ($)

Consumer Discretionary—8.1%
Abercrombie & Fitch, Cl. A	8,367	242,308
Amazon.com	30,570 [a]	1,749,827
Apollo Group, Cl. A	10,399 [a]	722,834
AutoNation	13,403 [a,b]	92,079
AutoZone	4,128 [a]	525,453
Bed Bath & Beyond	24,751 [a,b]	637,833
Best Buy	33,021 [b]	885,293
Big Lots	7,809 [a,b]	190,774
Black & Decker	5,856	296,431
Carnival	41,699	1,059,155
CBS, Cl. B	65,058	631,713
Centex	11,525	141,181
Coach	32,851 [a]	676,731
Colgate-Palmolive	48,513	3,044,676
Comcast, Cl. A	282,830	4,457,401
D.R. Horton	21,081 [b]	155,578
Darden Restaurants	13,390	296,856
DIRECTV Group	55,942 [a,b]	1,224,570
Eastman Kodak	27,492 [b]	252,377
Expedia	19,949 [a]	189,715
Family Dollar Stores	13,358	359,464
Ford Motor	197,742 [a,b]	433,055
Fortune Brands	14,704	560,811
GameStop, Cl. A	15,607 [a]	427,476
Gannett	22,201 [b]	244,211
Gap	42,870	554,738
General Motors	54,312 [b]	313,923
Genuine Parts	15,655	616,024
Goodyear Tire & Rubber	23,265 [a]	207,524
H & R Block	31,312	617,473
Harley-Davidson	22,578 [b]	552,709
Harman International Industries	5,777 [b]	106,123
Hasbro	13,334 [b]	387,619
Home Depot	162,108	3,824,128
International Game Technology	29,558	413,812

8

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Interpublic Group of Cos.	44,953 [a]	233,306
J.C. Penney	21,191	506,889
Johnson Controls	56,681	1,004,954
Jones Apparel Group	8,231 [b]	91,446
KB Home	7,436 [b]	124,107
Kohl’s	29,286 [a]	1,028,817
Leggett & Platt	15,877 [b]	275,625
Lennar, Cl. A	13,364 [b]	103,437
Limited Brands	28,607	342,712
Liz Claiborne	9,519	77,580
Lowe’s Cos.	139,808	3,033,834
Macy’s	40,143	493,357
Marriott International, Cl. A	28,969 [b]	604,583
Mattel	34,705	521,269
McDonald’s	108,305	6,274,109
McGraw-Hill	30,677 [b]	823,371
Meredith	3,505 [b]	67,892
New York Times, Cl. A	13,786 [b]	137,860
Newell Rubbermaid	26,456	363,770
News, Cl. A	219,995	2,340,747
NIKE, Cl. B	37,548 [b]	2,163,891
Nordstrom	16,771 [b]	303,387
Office Depot	11,341 [a]	40,828
Omnicom Group	30,615	904,367
Polo Ralph Lauren	5,526 [b]	260,661
Pulte Homes	20,593 [b]	229,406
RadioShack	12,526	158,579
Scripps Networks Interactive, Cl. A	8,596 [b]	244,126
Sears Holdings	5,592 [a,b]	322,882
Sherwin-Williams	9,439 [b]	537,173
Snap-On	5,529	204,297
Stanley Works	7,511	245,910
Staples	67,070	1,303,170
Starbucks	69,873 [a,b]	917,432
Starwood Hotels & Resorts Worldwide	17,834 [b]	401,978

The Fund

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Target	71,377	2,863,645
Tiffany & Co.	12,034 [b]	330,333
Time Warner	343,703	3,467,963
TJX Cos.	40,533	1,084,663
VF	8,373	461,352
Viacom, Cl. B	60,432 [a]	1,221,935
Walt Disney	178,278	4,617,400
Washington Post, Cl. B	538	229,618
Whirlpool	7,184 [b]	335,134
Wyndham Worldwide	16,898 [b]	138,395
Yum! Brands	45,236	1,312,296
		69,842,361
Consumer Staples—11.8%
Altria Group	200,014	3,838,269
Anheuser-Busch	68,978	4,278,705
Archer-Daniels-Midland	61,474	1,274,356
Avon Products	40,774	1,012,418
Brown-Forman, Cl. B	10,049	456,213
Campbell Soup	20,566	780,480
Clorox	13,102	796,733
Coca-Cola	190,838	8,408,322
Coca-Cola Enterprises	27,486	276,234
ConAgra Foods	43,463	757,125
Constellation Brands, Cl. A	18,621 [a]	233,507
Costco Wholesale	41,391	2,359,701
CVS Caremark	136,513	4,184,123
Dean Foods	14,386 [a,b]	314,478
Dr. Pepper Snapple Group	24,365 [a]	557,958
Estee Lauder, Cl. A	10,841	390,710
General Mills	32,011	2,168,425
H.J. Heinz	30,121	1,319,902
Hershey	16,169 [b]	602,134
Kellogg	24,258	1,223,088
Kimberly-Clark	39,997	2,451,416
Kraft Foods, Cl. A	144,777	4,218,802
Kroger	63,168	1,734,593

10

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
Lorillard	16,623	1,094,791
McCormick & Co.	12,253	412,436
Molson Coors Brewing, Cl. B	14,451	539,889
Pepsi Bottling Group	12,925	298,826
PepsiCo	149,428	8,518,890
Philip Morris International	198,208	8,616,102
Procter & Gamble	291,630	18,821,800
Reynolds American	16,342	800,104
Safeway	41,815	889,405
Sara Lee	67,461	754,214
SUPERVALU	20,272	288,673
SYSCO	57,394	1,503,723
Tyson Foods, Cl. A	26,299	229,853
UST	14,122	954,506
Wal-Mart Stores	215,559	12,030,348
Walgreen	94,620	2,409,025
Whole Foods Market	13,368 [b]	143,305
		101,943,582
Energy—12.3%
Anadarko Petroleum	44,724	1,578,757
Apache	31,880	2,624,680
Baker Hughes	29,419	1,028,194
BJ Services	28,049	360,430
Cabot Oil & Gas	9,225	258,946
Cameron International	20,687 [a,b]	501,867
Chesapeake Energy	49,260 [b]	1,082,242
Chevron	197,604	14,741,258
ConocoPhillips	144,970	7,541,339
Consol Energy	17,451	547,787
Devon Energy	42,602	3,444,798
El Paso	67,267 [b]	652,490
ENSCO International	13,817	525,184
EOG Resources	23,708	1,918,451
Exxon Mobil	498,486	36,947,782
Halliburton	83,318	1,648,863
Hess	26,826	1,615,193

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Marathon Oil	67,600	1,967,160
Massey Energy	7,800	180,102
Murphy Oil	18,123	917,749
Nabors Industries	26,878 [a]	386,506
National Oilwell Varco	39,662 [a]	1,185,497
Noble	25,658	826,444
Noble Energy	16,445	852,180
Occidental Petroleum	78,407	4,354,725
Peabody Energy	25,937	895,086
Pioneer Natural Resources	11,476 [b]	319,377
Range Resources	14,917	629,796
Rowan	10,757 [b]	195,132
Schlumberger	115,137	5,946,826
Smith International	20,633	711,426
Southwestern Energy	32,685 [a]	1,164,240
Spectra Energy	60,444	1,168,383
Sunoco	11,151	340,105
Tesoro	13,139 [b]	127,054
Transocean	30,447 [a]	2,506,702
Valero Energy	50,465	1,038,570
Weatherford International	64,922 [a]	1,095,883
Williams	55,826	1,170,671
XTO Energy	52,730	1,895,644
		106,893,519
Financial—13.9%
Aflac	45,394	2,010,046
Allstate	52,592	1,387,903
American Capital	19,591 [b]	275,254
American Express	110,644	3,042,710
American International Group	237,205 [b]	453,062
Ameriprise Financial	21,223	458,417
AON	25,558	1,081,103
Apartment Investment & Management, Cl. A	9,194 [b]	134,508
Assurant	11,391	290,243
AvalonBay Communities	7,365 [b]	523,062

12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Bank of America	480,556	11,615,039
Bank of New York Mellon	109,281	3,562,561
BB & T	52,250 [b]	1,873,162
Boston Properties	11,449	811,505
Capital One Financial	35,866 [b]	1,403,078
CB Richard Ellis Group, Cl. A	16,899 [a,b]	118,462
Charles Schwab	88,722	1,696,365
Chubb	34,919	1,809,503
Cincinnati Financial	15,583	405,002
CIT Group	26,987 [b]	111,726
Citigroup	521,002	7,111,677
CME Group	6,428	1,813,660
Comerica	14,468 [b]	399,172
Developers Diversified Realty	11,418 [b]	150,375
Discover Financial Services	45,752	560,462
E*TRADE FINANCIAL	44,762 [a,b]	81,467
Equity Residential	25,818	901,823
Federated Investors, Cl. B	8,490	205,458
Fifth Third Bancorp	54,917	595,849
First Horizon National	18,578 [b]	221,264
Franklin Resources	14,905	1,013,540
General Growth Properties	14,091 [b]	58,337
Genworth Financial, Cl. A	31,417	152,058
Goldman Sachs Group	41,674	3,854,845
Hartford Financial Services Group	30,065	310,271
HCP	24,140	722,510
Host Hotels & Resorts	50,054 [b]	517,558
Hudson City Bancorp	49,923 [b]	939,052
Huntington Bancshares	35,070 [b]	331,411
IntercontinentalExchange	6,758 [a]	578,214
Invesco	36,900	550,179
Janus Capital Group	13,979 [b]	164,113
JPMorgan Chase & Co.	353,193	14,569,211
KeyCorp	46,637	570,371
Kimco Realty	19,788	446,813

The Fund

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Legg Mason	11,148 [b]	247,374
Leucadia National	16,908 [b]	453,811
Lincoln National	24,758	426,828
Loews	34,567	1,147,970
M & T Bank	7,362 [b]	597,058
Marsh & McLennan Cos.	48,849	1,432,253
Marshall & Ilsley	25,198 [b]	454,320
MBIA	20,686 [b]	203,343
Merrill Lynch & Co.	146,223	2,718,286
MetLife	73,057 [b]	2,426,954
Moody’s	19,401 [b]	496,666
Morgan Stanley	105,741	1,847,295
Nasdaq OMX Group	13,036 [a,b]	423,149
National City	200,791	542,136
Northern Trust	21,222	1,195,011
NYSE Euronext	25,517	770,103
Plum Creek Timber	16,483 [b]	614,486
PNC Financial Services Group	33,021	2,201,510
Principal Financial Group	24,706	469,167
Progressive	64,742	923,868
ProLogis	25,039	350,546
Prudential Financial	41,673	1,250,190
Public Storage	11,779	959,989
Regions Financial	67,048 [b]	743,562
Simon Property Group	21,470	1,439,134
SLM	44,947 [a]	479,584
Sovereign Bancorp	45,760 [a,b]	132,704
State Street	40,776	1,767,640
SunTrust Banks	33,636	1,350,149
T. Rowe Price Group	24,810 [b]	980,987
Torchmark	8,561	357,593
Travelers Cos.	57,750	2,457,263
U.S. Bancorp	166,254	4,956,032
Unum Group	33,174 [b]	522,491
Vornado Realty Trust	12,953 [b]	913,834
Wachovia	204,214 [b]	1,309,012

14

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Wells Fargo & Co.	317,592 [b]	10,814,008
XL Capital, Cl. A	29,936	290,379
Zions Bancorporation	10,246 [b]	390,475
		120,939,561
Health Care—13.0%
Abbott Laboratories	147,456	8,132,198
Aetna	46,294	1,151,332
Allergan	29,388	1,165,822
AmerisourceBergen	15,378	480,870
Amgen	101,814 [a]	6,097,640
Applied Biosystems	15,855	488,810
Barr Pharmaceuticals	10,279 [a]	660,529
Baxter International	59,958	3,626,859
Becton, Dickinson & Co.	23,309	1,617,645
Biogen Idec	27,983 [a]	1,190,677
Boston Scientific	143,958 [a]	1,299,941
Bristol-Myers Squibb	189,101	3,886,026
C.R. Bard	9,489	837,404
Cardinal Health	34,083	1,301,971
Celgene	43,566 [a]	2,799,551
CIGNA	26,822	437,199
Coventry Health Care	14,504 [a]	191,308
Covidien	47,723	2,113,652
DaVita	10,125 [a]	574,594
Eli Lilly & Co.	95,910	3,243,676
Express Scripts	23,976 [a]	1,453,185
Forest Laboratories	29,113 [a]	676,295
Genzyme	25,543 [a]	1,861,574
Gilead Sciences	88,123 [a]	4,040,440
Hospira	15,304 [a]	425,757
Humana	16,313 [a]	482,702
IMS Health	17,374	249,143
Intuitive Surgical	3,683 [a]	636,386
Johnson & Johnson	267,405	16,402,623
King Pharmaceuticals	23,646 [a,b]	207,848
Laboratory Corp. of America Holdings	10,610 [a,b]	652,409

The Fund

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
McKesson	26,489	974,530
Medco Health Solutions	48,386 [a]	1,836,249
Medtronic	108,239	4,365,279
Merck & Co.	205,051	6,346,328
Millipore	5,248 [a]	272,319
Mylan	23,271 [a,b]	199,432
Patterson Cos.	6,920 [a]	175,284
PerkinElmer	11,332	203,296
Pfizer	646,216	11,444,485
Quest Diagnostics	14,870	695,916
Schering-Plough	154,855	2,243,849
St. Jude Medical	32,348 [a]	1,230,194
Stryker	23,732	1,268,713
Tenet Healthcare	45,575 [a]	199,618
Thermo Fisher Scientific	39,945 [a]	1,621,767
UnitedHealth Group	117,372	2,785,238
Varian Medical Systems	12,056 [a]	548,669
Waters	9,545 [a]	418,071
Watson Pharmaceuticals	9,961 [a]	260,679
WellPoint	50,248 [a]	1,953,140
Wyeth	127,364	4,098,574
Zimmer Holdings	22,101 [a]	1,026,149
		112,553,845
Industrial—10.3%
3M	67,267	4,325,268
Allied Waste Industries	32,330 [a]	336,879
Avery Dennison	10,232	358,325
Boeing	71,765	3,751,157
Burlington Northern Santa Fe	26,605	2,369,441
C.H. Robinson Worldwide	16,280 [b]	842,978
Caterpillar	58,734	2,241,877
Cintas	12,494	296,108
Cooper Industries, Cl. A	16,629	514,668
CSX	38,709	1,769,775
Cummins	19,295	498,776

16

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Danaher	24,814 [b]	1,469,981
Deere & Co.	41,149	1,586,705
Dover	18,060	573,766
Eaton	15,710	700,666
Emerson Electric	74,559	2,440,316
Equifax	12,385	323,001
Expeditors International Washington	20,346	664,297
Fastenal	12,267 [b]	493,869
FedEx	29,612	1,935,736
Flowserve	5,503	313,231
Fluor	16,937 [b]	676,294
General Dynamics	38,110	2,298,795
General Electric	1,005,663	19,620,485
Goodrich	12,045	440,365
Honeywell International	70,817	2,156,378
Illinois Tool Works	37,985	1,268,319
Ingersoll-Rand, Cl. A	30,352	559,994
ITT	17,337	771,497
Jacobs Engineering Group	11,668 [a]	425,065
L-3 Communications Holdings	11,728	951,962
Lockheed Martin	32,292	2,746,435
Manitowoc	12,372	121,740
Masco	34,767 [b]	352,885
Monster Worldwide	11,893 [a]	169,356
Norfolk Southern	35,925	2,153,345
Northrop Grumman	32,695	1,533,069
Paccar	34,905 [b]	1,020,622
Pall	11,423	301,681
Parker Hannifin	16,037	621,754
Pitney Bowes	19,701	488,191
Precision Castparts	13,343	864,760
R.R. Donnelley & Sons	20,293	336,255
Raytheon	40,438	2,066,786
Robert Half International	15,150	285,881
Rockwell Automation	14,011	387,684

The Fund

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Rockwell Collins	15,331	570,773
Ryder System	5,478 [b]	217,038
Southwest Airlines	69,908	823,516
Terex	9,601 [a]	160,241
Textron	23,805	421,349
Tyco International	46,046	1,164,043
Union Pacific	49,348	3,294,966
United Parcel Service, Cl. B	97,528	5,147,528
United Technologies	92,978	5,110,071
W.W. Grainger	6,198	486,977
Waste Management	46,886	1,464,250
		89,287,170
Information Technology—14.8%
Adobe Systems	50,801 [a]	1,353,339
Advanced Micro Devices	57,790 [a,b]	202,265
Affiliated Computer Services, Cl. A	9,210 [a]	377,610
Agilent Technologies	35,250 [a]	782,198
Akamai Technologies	16,224 [a]	233,301
Altera	28,637	496,852
Amphenol, Cl. A	16,955	485,761
Analog Devices	27,719	592,078
Apple	85,015 [a]	9,146,764
Applied Materials	129,479	1,671,574
Autodesk	21,402 [a]	456,077
Automatic Data Processing	49,517	1,730,619
BMC Software	18,232 [a]	470,750
Broadcom, Cl. A	39,888 [a]	681,287
CA	37,281	663,602
Ciena	4,012 [a,b]	38,555
Cisco Systems	566,944 [a]	10,074,595
Citrix Systems	17,504 [a]	451,078
Cognizant Technology Solutions, Cl. A	27,854 [a]	534,797
Computer Sciences	14,453 [a]	435,902
Compuware	24,452 [a]	156,004
Convergys	11,801 [a]	90,750

18

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Corning	150,446	1,629,330
Dell	167,201 [a]	2,031,492
eBay	105,559 [a]	1,611,886
Electronic Arts	30,397 [a]	692,444
EMC	197,447 [a,b]	2,325,926
Fidelity National Information Services	16,483	248,728
Fiserv	15,781 [a]	526,454
Google, Cl. A	22,932 [a]	8,240,844
Harris	12,879	463,000
Hewlett-Packard	235,566	9,017,466
Intel	540,593	8,649,488
International Business Machines	130,227	12,107,204
Intuit	30,676 [a]	768,741
Jabil Circuit	19,955	167,822
JDS Uniphase	13,656 [a,b]	74,562
Juniper Networks	52,142 [a]	977,141
KLA-Tencor	16,221	377,138
Lexmark International, Cl. A	6,829 [a,b]	176,393
Linear Technology	21,383 [b]	484,966
LSI	61,305 [a,b]	236,024
MasterCard, Cl. A	6,970 [b]	1,030,305
MEMC Electronic Materials	21,843 [a]	401,474
Microchip Technology	17,669 [b]	435,187
Micron Technology	72,851 [a,b]	343,128
Microsoft	754,593	16,850,062
Molex	13,584	195,745
Motorola	215,422	1,156,816
National Semiconductor	20,822	274,226
NetApp	33,043 [a]	447,072
Novell	33,473 [a]	155,984
Novellus Systems	9,814 [a]	155,061
NVIDIA	53,123 [a]	465,357
Oracle	373,555 [a]	6,832,321
Paychex	30,640 [b]	874,466
QLogic	12,996 [a,b]	156,212
The Fund

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
QUALCOMM	157,420	6,022,889
Salesforce.com	9,983 [a,b]	309,074
SanDisk	21,814 [a,b]	193,926
Sun Microsystems	74,663 [a]	343,450
Symantec	77,706 [a]	977,541
Tellabs	37,952 [a]	160,916
Teradata	17,357 [a]	267,124
Teradyne	16,198 [a]	82,610
Texas Instruments	126,357	2,471,543
Total System Services	18,948	260,346
Tyco Electronics	45,660	887,630
Unisys	33,396 [a]	50,762
VeriSign	18,613 [a,b]	394,596
Western Union	70,666	1,078,363
Xerox	85,878	688,742
Xilinx	26,954 [b]	496,493
Yahoo!	132,675 [a]	1,700,894
		128,093,122
Materials—2.9%
Air Products & Chemicals	20,149	1,171,261
AK Steel Holding	10,800 [b]	150,336
Alcoa	77,831	895,835
Allegheny Technologies	9,688	257,120
Ashland	5,362	121,128
Ball	9,476	324,079
Bemis	9,786	243,084
CF Industries Holdings	5,382	345,471
Dow Chemical	88,838	2,369,309
E.I. du Pont de Nemours & Co.	86,043	2,753,376
Eastman Chemical	7,290 [b]	294,443
Ecolab	16,876	628,800
Freeport-McMoRan Copper & Gold	36,627	1,065,846
Hercules	11,149	187,415
International Flavors & Fragrances	7,701	245,508
International Paper	40,949 [b]	705,142

20

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
MeadWestvaco	16,596	232,842
Monsanto	52,399	4,662,463
Newmont Mining	43,350	1,141,839
Nucor	29,947	1,213,153
Pactiv	12,627 [a]	297,492
PPG Industries	15,536	770,275
Praxair	29,897	1,947,790
Rohm & Haas	12,008	844,763
Sealed Air	15,280	258,538
Sigma-Aldrich	12,338	541,145
Titanium Metals	9,443 [b]	87,914
United States Steel	11,272 [b]	415,711
Vulcan Materials	10,439 [b]	566,629
Weyerhaeuser	20,185	771,471
		25,510,178
Telecommunication Services—3.1%
American Tower, Cl. A	37,877 [a]	1,223,806
AT & T	563,781	15,092,417
CenturyTel	10,096	253,511
Embarq	14,106	423,180
Frontier Communications	31,281 [b]	238,048
Qwest Communications International	124,599 [b]	356,353
Sprint Nextel	272,292	852,274
Verizon Communications	272,305	8,079,289
Windstream	42,702	320,692
		26,839,570
Utilities—3.6%
AES	64,164 [a]	511,387
Allegheny Energy	16,054 [b]	484,028
Ameren	20,012 [b]	649,389
American Electric Power	38,344	1,251,165
CenterPoint Energy	31,786	366,175
CMS Energy	17,536	179,744
Consolidated Edison	26,043 [b]	1,128,183
Constellation Energy Group	17,056	412,926

The Fund

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Dominion Resources	55,233 [b]	2,003,853
DTE Energy	15,554	549,056
Duke Energy	120,806 [b]	1,978,802
Dynergy, Cl. A	48,495 [a]	176,522
Edison International	31,127	1,107,810
Entergy	18,288 [b]	1,427,378
Exelon	62,669	3,399,167
FirstEnergy	29,144	1,520,151
FPL Group	38,974	1,841,132
Integrys Energy	7,311	348,515
Nicor	4,304 [b]	198,888
NiSource	26,553	344,127
Pepco Holdings	19,181	396,088
PG & E	33,835 [b]	1,240,729
Pinnacle West Capital	9,580	303,207
PPL	35,640	1,169,705
Progress Energy	24,957	982,557
Public Service Enterprise Group	48,564	1,367,077
Questar	16,555	570,485
Sempra Energy	23,912	1,018,412
Southern	73,274 [b]	2,516,229
TECO Energy	20,473 [b]	236,258
Wisconsin Energy	11,211	487,679
Xcel Energy	41,115 [b]	716,223
		30,883,047
Total Common Stocks
(cost $892,375,471)		812,785,955

	Principal
Short-Term Investments—.6%	Amount ($)	Value ($)

U.S. Treasury Bills:
0.57%, 12/18/08	3,700,000 [c]	3,698,043
1.63%, 11/6/08	2,000,000 [c]	1,999,988
Total Short-Term Investments
(cost $5,697,075)		5,698,031

22

Other Investment—5.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $44,810,000)	44,810,000 [d]	44,810,000

Investment of Cash Collateral
for Securities Loaned—6.0%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $52,284,556)	52,284,556 [d]	52,284,556

Total Investments (cost $995,167,102)	105.6%	915,578,542
Liabilities, Less Cash and Receivables	(5.6%)	(48,763,362)
Net Assets	100.0%	866,815,180

a Non-income producing security.
b All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $51,753,753 and the total market value of the collateral held by the fund is $53,142,559, consisting of
$52,284,556 of cash collateral and U.S. Government and agencies securities valued at $858,003.
c Partially held by a broker as collateral for open financial futures positions.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	14.8	Industrial	10.3
Financial	13.9	Consumer Discretionary	8.1
Health Care	13.0	Utilities	3.6
Energy	12.3	Telecommunication Services	3.1
Short-Term/Money		Materials	2.9
Market Investments	11.8
Consumer Staples	11.8		105.6

† Based on net assets.
See notes to financial statements.

The Fund

23

STATEMENT OF FINANCIAL FUTURES

October 31, 2008

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2008 ($)

Financial Futures Long
Standard & Poor’s
500 E-mini	1,096	53,008,040	December 2008	(9,719,370)

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $51,753,753)—Note 1(b):
Unaffiliated issuers	898,072,546	818,483,986
Affiliated issuers	97,094,556	97,094,556
Cash		902,238
Receivable for investment securities sold		2,699,073
Dividends and interest receivable		1,302,915
Receivable for shares of Capital Stock subscribed		851,244
Receivable for futures variation margin—Note 4		306,828
		921,640,840

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		154,686
Liability for securities on loan—Note 1(b)		52,284,556
Payable for investment securities purchased		2,207,962
Payable for shares of Capital Stock redeemed		178,456
		54,825,660

Net Assets ($)		866,815,180

Composition of Net Assets ($):
Paid-in capital		947,172,116
Accumulated undistributed investment income—net		6,725,991
Accumulated net realized gain (loss) on investments		2,225,003
Accumulated net unrealized appreciation (depreciation)
on investments [including ($9,719,370) net unrealized
(depreciation) on financial futures]		(89,307,930)

Net Assets ($)		866,815,180

Shares Outstanding
(150 million shares of $.001par value of Capital Stock authorized)		42,944,561
Net Asset Value, offering and redemption price per share ($)		20.18

See notes to financial statements.

The Fund

25

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	25,697,447
Affiliated issuers	1,086,250
Income from securities lending	472,018
Interest	77,334
Total Income	27,333,049
Expenses:
Management fee—Note 3(a)	2,411,995
Directors’ fees—Note 3(a)	74,431
Loan commitment fees—Note 2	20,454
Interest expense—Note 2	1,121
Total Expenses	2,508,001
Less—Directors’ fees reimbursed by
the manager—Note 3(a)	(74,431)
Net Expenses	2,433,570
Investment Income—Net	24,899,479

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	109,843,132[a]
Net realized gain (loss) on financial futures	(8,901,505)
Net Realized Gain (Loss)	100,941,627
Net unrealized appreciation (depreciation) on investments [including
($10,579,945) net unrealized (depreciation) on financial futures]	(634,402,450)
Net Realized and Unrealized Gain (Loss) on Investments	(533,460,823)
Net (Decrease) in Net Assets Resulting from Operations	(508,561,344)

a	On June 30, 2008, the fund had a redemption-in-kind with total proceeds in the amount of $160,282,886.The net realized gain of the transaction of $19,815,047 will not be realized for tax purposes.
See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment income—net	24,899,479	28,558,838
Net realized gain (loss) on investments	100,941,627	50,750,743
Net unrealized appreciation
(depreciation) on investments	(634,402,450)	129,795,092
Net Increase (Decrease) in Net Assets
Resulting from Operations	(508,561,344)	209,104,673

Dividends to Shareholders from ($):
Investment income—net	(26,911,293)	(26,858,395)

Capital Stock Transactions ($):
Net proceeds from shares sold	254,397,187	374,141,916
Net assets received in connection
with reorganization—Note 1	110,283,460	—
Dividends reinvested	21,920,453	21,910,104
Cost of shares redeemed	(648,740,960)	(369,357,604)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(262,139,860)	26,694,416
Total Increase (Decrease) in Net Assets	(797,612,497)	208,940,694

Net Assets ($):
Beginning of Period	1,664,427,677	1,455,486,983
End of Period	866,815,180	1,664,427,677
Undistributed investment income—net	6,725,991	9,015,217

Capital Share Transactions (Shares):
Shares sold	9,693,208	12,320,080
Shares issued in connection
with reorganization—Note 1	4,239,223	—
Shares issued for dividends reinvested	747,863	733,321
Shares redeemed	(23,272,151)	(12,171,977)
Net Increase (Decrease) in Shares Outstanding	(8,591,857)	881,424

See notes to financial statements.

The Fund

27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value,
beginning of period	32.30	28.73	25.18	23.66	21.99
Investment Operations:
Investment income—net[a]	.56	.55	.47	.48	.35
Net realized and unrealized
gain (loss) on investments	(12.08)	3.54	3.54	1.52	1.65
Total from Investment Operations	(11.52)	4.09	4.01	2.00	2.00
Distributions:
Dividends from
investment income—net	(.60)	(.52)	(.46)	(.48)	(.33)
Net asset value, end of period	20.18	32.30	28.73	25.18	23.66

Total Return (%)	(36.23)	14.41	16.13	8.48	9.19

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21	.21	.20	.20	.20
Ratio of net expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	2.07	1.82	1.77	1.91	1.51
Portfolio Turnover Rate	4.84	8.00	5.12	9.01	4.21

Net Assets, end of period
($ x 1,000)	866,815	1,664,428	1,455,487	1,433,403	1,338,323

a Based on average shares outstanding at each month end.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund.The fund’s investment objective is to replicate the total return of the Standard & Poor’s 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to liabilities, of BNY Hamilton S&P 500 Index Fund (“BNY S&P 500”) were transferred to the fund in exchange for the shares of Capital Stock on the fund of equal value. Shareholders of BNY S&P 500 received shares of the fund, in an amount equal to the aggregate net asset value of their investment in BNY S&P 500 at the time of the exchange.The fund’s net asset value on the close of business on September 12, 2008 after the reorganization was $26.03 per share and a total of 4,196,848 Institutional and 42,375 Investor shares representing net assets of $110,283,460 (including $2,136,568

The Fund

29

NOTES TO FINANCIAL STATEMENTS (continued)

net unrealized appreciation on investments) were issued to shareholders of BNY S&P 500 in the exchange. The exchange was a tax-free event to BNY S&P 500 shareholders.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange, are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased

30

and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31,

The Fund

31

NOTES TO FINANCIAL STATEMENTS (continued)

2008,The Bank of New York Mellon earned $202,293 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

32

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,644,996, undistributed capital gains $13,756,567 and unrealized depreciation $100,758,499.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows: ordinary income $26,911,293 and $26,858,395, respectively.

During the period ended Ocotber 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, wash sales from the fund merger, net realized gains from redemption-in-kind and distributions paid with redemptions, the fund decreased accumulated undistributed investment income-net by $277,412, decreased accumulated net realized gain (loss) on investments by $53,124,083 and increased paid-in-capital by $53,401,495. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay

The Fund

33

NOTES TO FINANCIAL STATEMENTS (continued)

commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was approximately $24,800 with a related weighted average annualized interest rate of 4.52% .

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable

34

amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The component of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $154,686.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2008, amounted to $162,768,166 and $455,947,153, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or

The Fund

35

NOTES TO FINANCIAL STATEMENTS (continued)

cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2008, are set forth in the Statement of Financial Futures.

At October 31, 2008, the cost of investments for federal income tax purposes was $1,016,337,041; accordingly, accumulated net unrealized depreciation on investments was $100,758,499 consisting of $154,601,621 gross unrealized appreciation and $255,360,120 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statements of investments and financial futures, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

The Fund

37

IMPORTANT TAX INFORMATION (Unaudited)

For federal income tax purposes, the fund hereby designates $32,880,128 as a long-term capital gain dividend for the fiscal year ended October 31, 2008.The fund also designates 97% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $18,833,681 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

The Fund

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

The Fund

41

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

42

NOTES

Dreyfus U.S. Treasury Reserves

ANNUAL REPORT October 31, 2008

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
21	Report of Independent Registered
Public Accounting Firm
22	Important Tax Information
23	Board Members Information
25	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Treasury Reserves

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S.Treasury Reserves, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for investors. A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions. Making matters worse, the U.S. economic slowdown has gathered momentum, depressing investor sentiment.

Money market funds have not been immune to the downturn, as banks’ reluctance to lend even to financially sound companies produced challenging liquidity conditions in the commercial paper market,and resulted to date in at least one U.S. money market fund family having to close and liquidate certain of its money funds’ portfolios.The federal government subsequently stepped in with a number of measures, including a Temporary Guarantee Program for Money Market Funds and a $700 billion rescue package intended to promote greater liquidity in the financial markets. In our view, the government’s efforts to stabilize the fixed income markets are critical to a broader recovery in the credit markets, as funding for America’s leading corporations must improve before a more widespread easing of credit availability is possible.

The depth and duration of the financial crisis will depend on how quickly the banking system can be stabilized. In the meantime, we encourage you to maintain a long-term perspective and a disciplined approach to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

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November 17, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus U.S. Treasury Reserves’ Investor shares produced a yield of 1.60%, and Class R shares produced a yield of 1.79% . Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 1.62% and 1.80%, respectively.1

Yields of short-term U.S. Treasury securities declined over much of the reporting period along with short-term interest rates.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

Interest Rates Fell as U.S. Economy Struggled

Slumping U.S. housing markets, sluggish consumer spending and resurgent energy prices already had produced a weaker U.S. economy by the start of the reporting period. As a result, the Federal Reserve Board (the “Fed”) reduced short-term interest rates, which began the reporting period with an overnight federal funds rate of 4.5% .

Evidence of economic weakness continued to mount through the end of 2007 and first quarter of 2008, and an ongoing credit crisis intensified as institutional investors sought to de-lever their portfolios to raise cash. Despite aggressive interest-rate reductions by the Fed and an economic

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

stimulus package from Congress, job losses and deleveraging pressures intensified. In March, the Fed participated in the rescue of investment bank Bear Stearns and made funds available to Wall Street firms in an unprecedented program allowing the use of mortgage-backed securities as collateral. Nonetheless, the unemployment rate continued to rise, and inflation appeared to accelerate along with commodity prices.

Reports of additional write-downs by major banks in June and greater-than-expected losses by mortgage agencies Fannie Mae and Freddie Mac in July sparked renewed volatility in the stock and bond markets. The bad news continued to mount in August, including a jump in the unemployment rate to its highest level in five years and a surge in mortgage delinquencies. However, inflationary pressures appeared to ebb when commodity prices retreated from their peaks.

September ranked as one of the most challenging months in memory for the U.S. economy and global financial markets. In a financial crisis that former Fed Chairman Alan Greenspan called a “global tsunami,” major financial institutions found themselves unable to obtain short-term funding for their operations. As a result, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG. In addition, Lehman Brothers filed for bankruptcy, Washington Mutual was seized by regulators, and Merrill Lynch and Wachovia were sold to former rivals. The U.S. Treasury Department proposed a $700 billion rescue package for the nation’s banking system, which initially was rejected by Congress but after some adjustments was enacted into law. It later was estimated that U.S. GDP contracted by a –0.3% annualized rate in the third quarter, stoking recession fears.

Money Markets Suffered in the Financial Crisis

The money markets were not immune to the financial crisis, as evidenced by several high-profile money funds “breaking the buck.”The Lehman Brothers bankruptcy led to challenging liquidity conditions in the commercial paper market and concerned money market fund investors began a rash of redemptions from such funds. In an attempt

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to curtail diminishing investor confidence and help restore liquidity and stability to the financial system, the Department of Treasury initiated several measures, including the Temporary Guarantee Program specifically for money market funds.

In October, the Fed and other central banks implemented an unprece-dented,coordinated rate cut to combat spreading global economic weak-ness.The Fed followed up with another reduction later in the month,and the federal funds rate ended the reporting period at just 1%. In addition, signs of recovery in the commercial paper market had appeared by the reporting period’s end, as evidenced by rising trading activity.

Maintaining a Cautious Posture

The fund’s portfolio of U.S.Treasury securities and repurchase agreements sheltered shareholders from the turmoil in the commercial paper market. In addition, we maintained the fund’s weighted average maturity in a position we considered shorter than industry averages.

We currently expect investors’ focus to turn to the outlook for the underlying economy, as reduced liquidity and tighter loan standards are likely to dampen economic growth into 2009. However, the Fed has left little room to ease monetary policy further.Therefore, we currently intend to maintain the fund’s focus on liquidity.

November 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, yields of the fund’s
Class R shares and Investor shares would have been 1.76% and 1.56%, respectively, and the effective yields would have been 1.77% and 1.58%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 3.33	$ 2.47
Ending value (after expenses)	$1,004.90	$1,005.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 3.35	$ 2.49
Ending value (after expenses)	$1,021.82	$1,022.67

† Expenses are equal to the fund’s annualized expense ratio of .66% for Investor shares and .49% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS October 31, 2008

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—26.5%	Purchase (%)	Amount ($)	Value ($)

1/22/09	1.88	50,000,000	49,788,167
1/29/09	1.10	50,000,000	49,864,028
3/5/09	1.87	75,000,000	74,521,566
Total U.S. Treasury Bills
(cost $174,173,761)			174,173,761

Repurchase Agreements—73.5%

Citigroup Global Markets Holdings Inc.
dated 10/31/08, due 11/3/08 in the
amount of $120,000,500 (fully
collateralized by $97,725,500
U.S. Treasury Bonds, 7.125%,
due 2/15/23, value $122,400,044)	0.05	120,000,000	120,000,000
Goldman, Sachs & Co.
dated 10/31/08, due 11/3/08 in the
amount of $113,000,094 (fully
collateralized by $217,317,358
U.S. Treasury Strips, due 5/15/14-2/15/25,
value $115,260,023)	0.01	113,000,000	113,000,000
Greenwich Capital Markets
dated 10/31/08, due 11/3/08 in the
amount of $120,001,500 (fully
collateralized by $121,745,000
U.S. Treasury Notes, 1.75%,
due 3/31/10, value $122,402,474)	0.15	120,000,000	120,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)

JP Morgan Chase & Co.
dated 10/31/08, due 11/3/08 in the
amount of $130,001,083 (fully
collateralized by $128,079,800
Treasury Inflation Protected Securities,
1.625%-3.50%, due 1/15/11-1/15/18,
value $132,604,356)	0.10	130,000,000	130,000,000
Total Repurchase Agreements
(cost $483,000,000)			483,000,000

Total Investments (cost $657,173,761)		100.0%	657,173,761

Liabilities, Less Cash and Receivables		(.0%)	(266,092)

Net Assets		100.0%	656,907,669

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

Repurchase Agreements	73.5	U.S. Treasury Bills	26.5
			100.0
† Based on net assets.
See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $483,000,000)—Note 1(b)	657,173,761	657,173,761
Receivable for investment securities sold		10,000,819
Interest receivable		1,059
Prepaid expenses		45,419
		667,221,058

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		217,381
Cash overdraft due to Custodian		10,022,598
Dividend payable		73,171
Payable for shares of Capital Stock redeemed		239
		10,313,389

Net Assets ($)		656,907,669

Composition of Net Assets ($):
Paid-in capital		656,907,669

Net Assets ($)		656,907,669

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	154,822,527	502,085,142
Shares Outstanding	154,822,527	502,085,142

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Interest Income	7,195,623
Expenses:
Management fee—Note 3(a)	1,825,585
Distribution fees (Investor Shares)—Note 3(b)	269,394
Directors’ fees—Note 3(a)	56,459
Treasury insurance expense—Note 1(e)	11,708
Total Expenses	2,163,146
Less—reduction in expenses due to undertaking—Note 3(a)	(54,808)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(56,459)
Net Expenses	2,051,879
Investment Income—Net, representing net increase
in net assets resulting from operations	5,143,744

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment Income—net, representing net increase
in net assets resulting from operations	5,143,744	5,706,123

Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(2,027,963)	(4,318,586)
Class R Shares	(3,115,781)	(1,387,537)
Total Dividends	(5,143,744)	(5,706,123)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	235,086,111	149,224,575
Class R Shares	1,130,142,244	187,470,868
Dividends reinvested:
Investors Shares	1,974,354	4,199,556
Class R Shares	240,155	546,823
Cost of shares redeemed:
Investors Shares	(190,389,091)	(138,364,250)
Class R Shares	(692,238,469)	(141,716,881)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	484,815,304	61,360,691
Total Increase (Decrease) in Net Assets	484,815,304	61,360,691

Net Assets ($):
Beginning of Period	172,092,365	110,731,674
End of Period	656,907,669	172,092,365

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.016	.043	.039	.020	.004
Distributions:
Dividends from investment income—net	(.016)	(.043)	(.039)	(.020)	(.004)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.62	4.41	3.96	2.03	.42

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.71	.70	.70	.70
Ratio of net expenses
to average net assets	.68	.70	.70	.70	.70
Ratio of net investment income
to average net assets	1.51	4.31	3.89	2.01	.42

Net Assets, end of period ($ x 1,000)	154,823	108,151	93,091	93,973	77,043

See notes to financial statements.

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		Year Ended October 31,

Class R Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.018	.045	.041	.022	.006
Distributions:
Dividends from investment income—net	(.018)	(.045)	(.041)	(.022)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.81	4.62	4.17	2.23	.62

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52	.51	.50	.50	.50
Ratio of net expenses
to average net assets	.49	.50	.50	.50	.50
Ratio of net investment income
to average net assets	1.35	4.40	4.05	2.10	.63

Net Assets, end of period ($ x 1,000)	502,085	63,941	17,640	25,243	82,911

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S. Treasury and repurchase agreements secured by these obligations.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

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It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

16

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in IncomeTaxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were all ordinary income.

At October 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Treasury's Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009, after which the Secretary of theTreasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008.This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Bank Line of Credit:

Prior to May 1, 2008, the fund participated with other Dreyfus managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15,

18

2008, the $300 million unsecured line of credit was terminated. During the period ended October 31, 2008, the fund did not borrow under the lines of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008 with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meet-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

ing. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to limit fund expenses to maintain a minimum yield floor limit of .05%. Such expense limitations may fluctuate daily, and are voluntary and temporary, not contractual, and may be terminated by Dreyfus at any time without notice. The reduction in expenses, pursuant to the undertaking, amounted to $54,808 during the period ended October 31, 2008.

(b) Under the fund’s Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2008, Investor shares were charged $269,394 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $240,706 and Rule 12b-1 distribution plan fees $27,530, which are offset against an expense reimbursement currently in effect in the amount of $50,855.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2008 as qualifying “interest related dividends”.

22

The Fund 23

24

OFFICERS OF THE FUND (Unaudited)

The Fund 25

OFFICERS OF THE FUND (Unaudited) (continued)

26

NOTES

For More Information

Dreyfus		Transfer Agent &
U.S. Treasury Reserves		Dividend Disbursing Agent
200 Park Avenue		Dreyfus Transfer, Inc.
New York, NY 10166		200 Park Avenue
Manager		New York, NY 10166
The Dreyfus Corporation		Distributor
200 Park Avenue		MBSC Securities Corporation
New York, NY 10166		200 Park Avenue
Custodian		New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbols:	Investor: DUIXX	Class R: DUTXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

24	Statement of Financial Futures

24	Statement of Options Written

25	Statement of Assets and Liabilities

26	Statement of Operations

27	Statement of Changes in Net Assets

29	Financial Highlights

34	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Important Tax Information

48	Proxy Results

49	Board Members Information

51	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Balanced Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Balanced Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum, depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends. While in the bond market, higher-yielding sectors, including high yield corporate and municipal securities, as well as the traditional safe haven of U.S. government securities, to some extent, also have encountered heightened yield volatility.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by John Jares, David Bowser and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Balanced Fund’s Class A, Class B, Class C, Class I and ClassT shares produced total returns of –30.27%, –30.81%, –30.84%, –30.12% and –30.50%, respectively.1 In comparison, the fund’s benchmark, a hybrid index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Barclays Capital U.S. Aggregate Index (“Barclays Capital Aggregate Index”), provided a total return of –21.53% for the same period. Separately, the S&P 500 Index and the Barclays Capital Aggregate Index returned –36.08% and 0.30%, respectively.2

Stocks and bonds suffered amid a global economic slowdown and an intensifying financial crisis.The fund underperformed its benchmark, mainly due to disappointing results from our security selection and sector allocation strategies in the information technology and energy sectors of the fund’s equity portfolio, and underweighted exposure to U.S.Treasury securities in the fixed-income portfolio.

On a separate note, effective on or about January 8, 2009, the fund will merge into Dreyfus Balanced Opportunity Fund.

The Fund’s Investment Approach

Seeking total return, the fund has a normal allocation of approximately 60% stocks and 40% bonds, corresponding to the fund’s benchmark. However, the fund is permitted to invest from 40% to 75% of its total assets in stocks and 25% to 60% in bonds.

In choosing stocks, we use a “growth style” of investing with a consis-tent,“bottom-up” approach that emphasizes individual stock selection through in-house qualitative and quantitative research.

In choosing bonds, we review economic, market and other factors, leading to valuations by sector, maturity and quality. The fund primarily invests in U.S. government securities, corporate bonds, mortgage-backed and asset-backed securities.

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Financial Crisis Sparked Broad Declines

A severe credit crunch developed into a full-blown financial crisis during the reporting period. As the crisis came close to spinning out of control in September 2008, very difficult liquidity conditions in global credit markets nearly led to the collapse of the global banking system. Unprecedented intervention by government authorities helped to thaw frozen credit markets by the reporting period’s end.These efforts included the passage of the Troubled Asset Relief Program by the U.S. Congress and coordinated reductions of short-term interest rates by central banks, including the Federal Reserve Board which lowered the federal funds rate to 1%.

Meanwhile,slumping housing markets,rising unemployment and sharply lower consumer confidence exacerbated a U.S. economic downturn, giving rise to fears regarding a potentially deep and prolonged recession. Commodity prices that had soared over the reporting period’s first half plummeted over the second half when global demand abated for energy and construction materials.

As market conditions deteriorated, many highly leveraged institutional investors were forced to sell their more liquid investments to raise cash for margin calls and redemption requests. As a result, selling pressure intensified even among fundamentally sound securities, leading to broadly lower prices for stocks and most bonds.

Technology and Energy Equities Detracted

These developments sparked declines among the fund’s information technology stocks, including industry giants Microsoft, Apple and Cisco Systems. Silicon wafer producer MEMC Electronic Materials suffered from on-going operating problems and concerns surrounding customer financing, and video game developer Electronic Arts was hurt by restructuring efforts, new product delays and currency devaluation. Overweighted exposure to the technology sector also hindered performance. Unfortunate timing in increasing the fund’s allocation to the energy sector hampered results, as did positions in integrated oil producers Exxon Mobil and Chevron, and natural-gas producer Chesapeake Energy.

4

In the health care sector, contract research organization Pharmaceutical Product Development fared poorly due to reduced earnings guidance and questions regarding future clinical trials. Amylin Pharmaceuticals’ diabetes drug Byetta suffered sluggish sales trends.

On the other hand, underweighted exposure to the hard-hit financials sector boosted relative performance. Consumer discretionary companies Retailers Wal-Mart Stores and Family Dollar Stores bolstered returns as cost-conscious consumers turned to less expensive goods. Education stocks Apollo Group and DeVry University also held up relatively well when concerns regarding the availability of student loans failed to materialize.

In the fund’s bond portfolio, relatively light exposure to U.S. Treasury securities undermined relative results. Conversely, overweighted positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities weighed on performance despite sound credit fundamentals underlying most holdings. However, the fund’s interest-rate strategies contributed positively to relative performance, as the fund benefited from widening yield differences along the market’s maturity range. Similarly, a modestly long average duration helped the fund participate more fully in the benefits of falling U.S. interest rates.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation through April 4, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund

5

Comparison of change in value of $10,000 investment in Dreyfus Balanced Fund Class A shares,
Class B shares, Class C shares and Class I shares with the Standard & Poor’s 500 Composite
Stock Price Index, the Barclays Capital U.S. Aggregate Index and the Hybrid Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Balanced Fund on 10/31/98 to a $10,000 investment made on that date in each of the following: the Standard &
Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”); the Barclays Capital U.S. Aggregate Index (the
“Barclays Index”); and an unmanaged hybrid index composed of 60% S&P 500 Index and 40% Barclays Index (the
“Hybrid Index”). All dividends and capital gain distributions are reinvested.The Hybrid Index is calculated on a year-
to-year basis. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class I shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of
1-10 years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(34.30)%	(1.98)%	(1.51)%
without sales charge		(30.27)%	(0.80)%	(0.92)%
Class B shares
with applicable redemption charge †		(33.56)%	(1.91)%	(1.36)%
without redemption		(30.81)%	(1.53)%	(1.36)%
Class C shares
with applicable redemption charge ††		(31.52)%	(1.54)%	(1.66)%
without redemption		(30.84)%	(1.54)%	(1.66)%
Class I shares		(30.12)%	(0.54)%	(0.67)%
Class T shares
with applicable sales charge (4.5%)	8/16/99	(33.64)%	(1.95)%	(1.59)%†††
without sales charge	8/16/99	(30.50)%	(1.04)%	(1.14)%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the purchase date.
††† The total return performance figures presented for Class T shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 8/16/99 (the inception date for Class T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Balanced Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 4.84	$ 8.12	$ 8.12	$ 3.74	$ 5.94
Ending value (after expenses)	$750.00	$747.20	$747.20	$750.80	$749.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 5.58	$ 9.37	$ 9.37	$ 4.32	$ 6.85
Ending value (after expenses)	$1,019.61	$1,015.84	$1,015.84	$1,020.86	$1,018.35

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class B, 1.85% for
Class C, .85% for Class I and 1.35% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—63.8%	Shares	Value ($)

Consumer Discretionary—7.7%
Amazon.com	6,216 [a]	355,805
Apollo Group, Cl. A	10,994 [a]	764,193
Best Buy	15,139	405,877
Carnival	7,522	191,059
CVS Caremark	17,605	539,593
DeVry	4,467	253,234
GameStop, Cl. A	10,458 [a]	286,445
Gap	34,092 [b]	441,150
Home Depot	22,167	522,920
Limited Brands	27,312	327,198
Nordstrom	7,394	133,757
Walt Disney	13,475	349,003
		4,570,234
Consumer Staples—8.8%
Avon Products	20,643	512,566
Clorox	5,359	325,881
Dean Foods	23,715	518,410
Estee Lauder, Cl. A	7,507	270,552
Kraft Foods, Cl. A	24,644	718,126
PepsiCo	8,035	458,075
Philip Morris International	7,570	329,068
Procter & Gamble	7,756	500,572
Safeway	18,315	389,560
Wal-Mart Stores	21,849	1,219,393
		5,242,203
Energy—5.4%
Apache	2,455	202,120
Chevron	7,180	535,628
Exxon Mobil	12,130	899,076
Hess	2,444	147,153
National Oilwell Varco	7,703 [a]	230,243
Schlumberger	6,994	361,240
Transocean	3,378 [a]	278,111
Ultra Petroleum	11,680 [a]	543,704
		3,197,275

The Fund

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—1.3%
iShares Russell 1000 Growth Index Fund	4,196	167,588
Standard & Poor’s
Depository Receipts (Tr. Ser. 1)	6,151 [b]	595,601
		763,189
Financial—3.3%
Assurant	7,630	194,412
Charles Schwab	34,128	652,527
Janus Capital Group	25,573	300,227
JPMorgan Chase & Co.	9,964	411,015
Unum Group	27,396	431,487
		1,989,668
Health Care—9.3%
Abbott Laboratories	16,732	922,770
Allergan	10,993	436,092
BioMarin Pharmaceutical	28,339 [a,b]	519,170
Covidien	13,333	590,519
Gilead Sciences	13,703 [a]	628,283
Invitrogen	13,393 [a]	385,584
Johnson & Johnson	7,362	451,585
Pharmaceutical Product Development	33,381	1,034,143
Thermo Fisher Scientific	9,974 [a]	404,944
Wyeth	5,051	162,541
		5,535,631
Industrial—5.3%
Deere & Co.	6,225	240,036
Dover	20,148	640,102
Energy Conversion Devices	6,391 [a,b]	218,189
FedEx	4,221	275,927
Precision Castparts	2,018	130,787
Union Pacific	12,005	801,574
Waste Management	27,072	845,459
		3,152,074

10

Common Stocks (continued)	Shares	Value ($)

Information Technology—20.4%
Activision Blizzard	27,470 [a]	342,276
Adobe Systems	12,554 [a]	334,439
Agilent Technologies	16,307 [a]	361,852
Akamai Technologies	26,331 [a]	378,640
Altera	29,947	519,580
Apple	12,839 [a]	1,381,348
Autodesk	5,820 [a]	124,024
Broadcom, Cl. A	18,440 [a]	314,955
Cisco Systems	55,208 [a]	981,046
Electronic Arts	18,558 [a]	422,751
EMC	45,217 [a]	532,656
Google, Cl. A	2,019 [a]	725,548
Hewlett-Packard	22,535	862,640
Intel	46,662	746,592
Juniper Networks	11,598 [a]	217,347
KLA-Tencor	8,431	196,021
MEMC Electronic Materials	19,047 [a]	350,084
Microsoft	89,910	2,007,690
Oracle	30,007 [a]	548,828
QUALCOMM	12,081	462,219
Visa, Cl. A	5,679	314,333
		12,124,869
Materials—1.5%
Cliffs Natural Resources	2,352	63,480
Freeport-McMoRan Copper & Gold	2,461	71,615
Monsanto	4,694	417,672
Praxair	5,123	333,763
		886,530
Telecommunication Services—.8%
AT & T	18,568	497,065
Total Common Stocks
(cost $49,740,907)		37,958,738

The Fund

11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes—35.4%	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Auto Receivables—2.2%
Americredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2A	4.47	1/12/12	85,000		81,122
AmeriCredit Automobile Receivables
Trust, Ser. 2005-DA, Cl. A3	4.87	12/6/10	50,443		49,675
AmeriCredit Automobile Receivables
Trust, Ser. 2006-BG, Cl. A3	5.21	10/6/11	93,857		91,715
Americredit Prime Automobile
Receivables Trust,
Ser. 2007-1, Cl. E	6.96	3/8/16	95,400	[c]	56,286
Americredit Prime Automobile
Receivables, Ser. 2007-2M,
Cl. A2B	4.47	11/8/10	23,843	[d]	23,602
Capital One Auto Finance Trust,
Ser. 2007-A, Cl. A3B	4.56	8/15/11	84,789	[d]	81,701
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	75,454		73,483
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	185,000		173,354
Capital One Auto Finance Trust,
Ser. 2006-A, Cl. A3	5.33	11/15/10	8,895		8,864
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	195,000		191,743
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	100,000		73,940
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. C	5.80	2/15/13	100,000		71,782
Honda Auto Receivables Owner
Trust, Ser. 2008-1, Cl. A2	3.77	9/20/10	35,000		34,462
Honda Auto Receivables Owner
Trust, Ser. 2006-1, Cl. A3	5.07	2/18/10	18,197		18,213
Hyundai Auto Receivables Trust,
Ser. 2007-A, Cl. A3A	5.04	1/17/12	55,000		54,171
Triad Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A3	4.77	1/12/11	47,164		46,720
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	125,000		64,959
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	105,000		102,764
					1,298,556

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Home Equity Loans—1.2%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6		5.14	1/25/34	168,107	[d]	148,425
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A2		5.56	9/25/36	225,000	[d]	223,145
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7		5.25	8/25/35	268,488	[d]	215,656
Master Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2		3.39	1/25/36	31,277	[d]	30,128
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2		3.52	11/25/35	98,084	[d]	92,679
Sovereign Commercial Mortgage
Securities Trust,
Ser. 2007-C1, Cl. D		5.78	7/22/30	55,000	[c,d]	16,748
						726,781
Asset-Backed Ctfs./
Manufactured Housing—.1%
Green Tree Financial,
Ser. 1994-7, Cl. M1		9.25	3/15/20	59,493		54,677
Banks—1.8%
Bank of America,
Jr. Sub. Bonds		8.00	12/29/49	155,000	[d]	116,221
Barclays Bank,
Jr. Sub. Bonds		5.93	9/29/49	200,000	[c,d]	107,511
Chevy Chase Bank,
Sub. Notes		6.88	12/1/13	105,000		63,525
Chuo Mitsui Trust & Banking,
Jr. Sub. Notes		5.51	12/29/49	100,000	[c,d]	65,296
Citigroup,
Sr. Sub. Bonds		6.00	10/31/33	10,000		6,793
M&T Bank,
Sr. Unscd. Bonds		5.38	5/24/12	105,000		87,930
Marshall & Ilsley,
Sr. Unscd. Notes		5.63	8/17/09	180,000		164,992
Royal Bank of Scotland Group,
Jr. Sub. Bonds		6.99	10/29/49	110,000	[c,d]	59,037
Sovereign Bancorp,
Sr. Unscd. Notes		4.80	9/1/10	140,000	[d]	124,594
Sumitomo Mitsui Banking,
Sub. Notes	EUR	4.38	7/29/49	50,000	[d,e]	35,643

The Fund

13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	105,000	[d]	57,917
Wells Fargo Capital XIII,
Bank Gtd. Notes	7.70	12/29/49	245,000	[d]	200,472
					1,089,931
Commercial &
Professional Services—.3%
ERAC USA Finance,
Bonds	5.60	5/1/15	90,000	[c]	63,580
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	90,000	[c]	55,281
ERAC USA Finance,
Notes	7.95	12/15/09	50,000	[c]	47,477
					166,338
Commercial Mortgage
Pass-Through Ctfs.—3.6%
Banc of America Commercial
Mortgage, Ser. 2002-2, Cl. A3	5.12	7/11/43	40,000		36,737
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR8,
Cl. A2	4.48	6/11/41	100,000		94,434
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.88	9/11/38	100,000	[d]	82,943
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	175,000	[c]	168,040
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	70,000	[c]	63,655
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	85,000	[c]	73,798
CS First Boston Mortgage
Securities, Ser. 2005-C3,
Cl. A2	4.51	7/15/37	250,000		236,712
CS First Boston Mortgage
Securities, Ser. 2001-CKN5,
Cl. A4	5.44	9/15/34	115,466		109,163
Global Signal Trust,
Ser. 2006-1, Cl. C	5.71	2/15/36	75,000	[c]	68,864

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	90,000	[c]	79,915
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	35,000	[c]	30,447
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. E	4.49	3/6/20	85,000	[c,d]	72,012
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	5.09	3/6/20	50,000	[c,d]	37,195
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-C1, Cl. A2	4.30	1/15/38	85,000		77,950
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	200,000		187,450
LB-UBS Commercial Mortgage Trust,
Ser. 2001-C3, Cl. A2	6.37	12/15/28	150,000		145,231
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.39	11/12/37	45,000	[d]	42,416
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	150,000		138,890
SBA CMBS Trust,
Ser. 2005-1A, Cl. C	5.73	11/15/35	35,000	[c]	29,679
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	30,000	[c]	25,974
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	6.09	8/15/39	65,000	[d]	55,080
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	70,136		67,524
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C19, Cl. A5	4.66	5/15/44	55,000		48,293
WAMU Commercial Mortgage
Securities Trust,
Ser. 2003-C1A, Cl. A	3.83	1/25/35	164,074	[c]	154,860
					2,127,262
Diversified Financial Services—3.5%
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	50,000	[d]	24,990

The Fund

15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Amvescap,
Gtd. Notes	5.38	2/27/13	50,000		46,491
BTM Curacao Holdings,
Bank Gtd. Notes	4.76	7/21/15	225,000	[c,d]	213,553
Capmark Financial Group,
Gtd. Notes	5.88	5/10/12	130,000		32,513
CIT Group,
Sr. Unscd. Notes	3.35	12/22/08	133,000	[d]	131,973
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	425,000		389,132
Citigroup,
Sr. Unscd. Notes	6.13	5/15/18	110,000		94,397
Countrywide Home Loans,
Gtd. Notes	4.13	9/15/09	40,000		38,368
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	5/29/49	110,000	[d]	62,917
Credit Suisse USA,
Gtd. Notes	5.50	8/16/11	170,000		162,013
General Electric Capital,
Sr. Unscd. Notes	5.25	10/19/12	180,000		166,159
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	65,000	[d]	29,870
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	70,000		45,699
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	410,000	[d]	224,234
International Lease Finance,
Sr. Unscd. Notes	6.38	3/25/13	55,000		35,998
Janus Capital Group,
Sr. Unscd. Notes	6.25	6/15/12	75,000		59,160
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	130,000		86,071
Merrill Lynch & Co.,
Notes	6.88	4/25/18	155,000		137,899
Morgan Stanley,
Sub. Notes	4.75	4/1/14	35,000		24,921
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	95,000		85,148
					2,091,506

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Manufacturing—.1%
Siemens Financieringsmaatschappij,
Gtd. Notes	6.13	8/17/26	100,000	[c]	81,285
Electric Utilities—2.0%
AES,
Sr. Unscd. Notes	7.75	10/15/15	50,000		39,437
Cleveland Electric Illumination,
Sr. Unscd. Notes	5.70	4/1/17	120,000		95,721
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	95,000		80,416
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	25,000		21,332
Consumers Energy,
First Mortgage Bonds, Ser. O	5.00	2/15/12	235,000		216,940
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	160,000	[c]	132,575
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	40,000		37,705
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	140,000		117,790
Nevada Power,
Mortgage Notes	6.50	8/1/18	55,000		46,523
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	55,000		41,920
NiSource Finance,
Gtd. Notes	5.25	9/15/17	100,000		68,171
Ohio Power,
Sr. Unscd. Notes	4.39	4/5/10	170,000	[d]	167,317
Pacific Gas & Electric,
Sr. Unscd. Notes	6.35	2/15/38	50,000		39,412
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	25,000		19,055
Southern,
Sr. Unscd. Notes, Ser. A	5.30	1/15/12	70,000		67,618
					1,191,932
Environmental Control—.2%
Republic Services,
Sr. Unscd. Notes	6.75	8/15/11	85,000		82,769
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	45,000		31,692
					114,461

The Fund

17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages—.2%

H.J. Heinz,
Sr. Unscd. Secs.	6.43	12/1/20	60,000 [c]	60,190

Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	20,000		18,708
Kroger,
Gtd. Notes	6.15	1/15/20	75,000		61,689
					140,587
Foreign/Governmental—.3%
Export-Import Bank of Korea,
Unsub. Notes	4.50	8/12/09	175,000		169,306
Health Care—.4%
Community Health Systems,
Gtd. Notes	8.88	7/15/15	45,000		37,912
Coventry Health Care,
Sr. Unscd. Notes	5.88	1/15/12	85,000		68,865
Coventry Health Care,
Sr. Unscd. Notes	5.95	3/15/17	60,000		38,768
Medco Health Solutions,
Sr. Unscd. Notes	7.25	8/15/13	50,000		47,869
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	50,000		40,937
					234,351
Machinery—.1%
Atlas Copco,
Sr. Unscd. Bonds	5.60	5/22/17	45,000	[c]	40,440
Media—.3%
Comcast,
Gtd. Notes	6.30	11/15/17	80,000		69,248
News America Holdings,
Gtd. Notes	7.70	10/30/25	130,000		109,832
					179,080
Municipal Obligations—.2%
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	6/15/17	20,000	[f]	21,598
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	6/15/18	15,000	[f]	16,198
Clark County,
GO (Bond Bank) (Insured; MBIA)	5.25	6/1/20	20,000	[f]	21,577

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Municipal Obligations (continued)
Cypress-Fairbanks Independent
School District, GO, Ser. A
(Schoolhouse) (Insured;
PSF-GTD)	5.25	2/15/22	15,000	[f]	15,586
Wisconsin,
GO, Ser. G (Insured; MBIA)	5.00	5/1/15	25,000	[f]	26,771
					101,730
Office And Business Equipment—.1%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	15,000		11,667
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	25,000		19,750
					31,417
Oil & Gas—.0%
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	20,000		16,550
Packaging & Containers—.2%
Ball,
Gtd. Notes	6.88	12/15/12	25,000		23,125
Crown Americas,
Gtd. Notes	7.63	11/15/13	90,000		79,650
					102,775
Property & Casualty Insurance—.5%
Ace INA Holdings,
Gtd. Notes	5.80	3/15/18	45,000		36,191
Allstate,
Jr. Sub. Debs.	6.50	5/15/67	40,000	[d]	21,924
Jackson National Life Global,
Sr. Scd. Notes	5.38	5/8/13	50,000	[c]	44,520
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	55,000		47,300
Lincoln National,
Jr. Sub. Bonds	6.05	4/20/67	185,000	[d]	85,212
Pacific Life Global Funding,
Notes	5.15	4/15/13	80,000	[c]	67,110
Willis North America,
Gtd. Notes	6.20	3/28/17	25,000		18,245
					320,502

The Fund

19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate Investment Trusts—1.8%
Arden Realty,
Sr. Unscd. Notes	5.25	3/1/15	125,000		104,139
Avalonbay Communities,
Sr. Unscd. Notes	6.63	9/15/11	50,000		46,332
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	80,000		66,729
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	75,000		60,616
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	25,000		23,030
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	155,000		131,753
Mack-Cali Realty,
Sr. Unscd. Notes	5.05	4/15/10	70,000		70,173
Mack-Cali Realty,
Notes	5.25	1/15/12	100,000		100,191
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	110,000	[b]	101,447
National Retail Properties,
Sr. Unscd. Notes	6.15	12/15/15	50,000		42,108
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	70,000		40,351
Regency Centers,
Gtd. Notes	5.25	8/1/15	45,000		35,860
Regency Centers,
Gtd. Notes	5.88	6/15/17	15,000		11,445
Simon Property Group,
Sr. Unscd. Notes	5.00	3/1/12	175,000		148,709
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	8,000		6,906
WEA Finance,
Sr. Notes	7.13	4/15/18	80,000	[c]	62,899
					1,052,688
Residential Mortgage
Pass-Through Ctfs.—.5%
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	17,680	[d]	17,564
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	146,468	[d]	102,001

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
WaMu Pass-Through Certificates,
Ser. 2005-AR4, Cl. A4B	4.67	4/25/35	200,000	[d]	193,381
					312,946
Retail—.3%
CVS Caremark,
Sr. Unscd. Notes	5.75	8/15/11	35,000		33,041
Delhaize Group,
Sr. Unscd. Notes	6.50	6/15/17	70,000		56,919
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	100,000		59,962
Lowe’s Companies,
Sr. Unscd. Notes	5.60	9/15/12	25,000		24,767
Macys Retail Holdings,
Gtd. Notes	5.90	12/1/16	25,000		15,123
					189,812
Telecommunications—.9%
AT & T,
Sr. Unscd. Notes	5.60	5/15/18	80,000		68,376
KONINKLIJKE KPN,
Sr. Unsub. Notes	8.00	10/1/10	20,000		19,160
Qwest,
Sr. Unscd. Notes	8.88	3/15/12	10,000	[d]	8,800
Sprint Capital,
Gtd. Notes	6.88	11/15/28	60,000		35,171
Sprint Capital,
Gtd. Notes	8.38	3/15/12	145,000		116,805
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	35,000		26,594
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	90,000		85,988
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	80,000		65,641
Time Warner,
Gtd. Notes	5.88	11/15/16	160,000		128,247
					554,782
Textiles & Apparel—.2%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	105,000		95,568

The Fund

21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—14.4%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			37,137 [g]	36,755
5.00%, 7/1/35			89,015 [g,h]	84,341
5.00%, 12/1/35—6/1/37			612,891 [g]	580,706
5.50%, 4/1/22—11/1/36			2,280,527 [g]	2,229,085
6.00%, 9/1/37			772,616 [g]	771,819
Federal National Mortgage Association:
4.00%, 5/1/10			184,490 [g]	183,885
5.00%, 8/1/20—3/1/36			1,902,525 [g]	1,826,518
5.50%, 4/1/36			1,302,731 [g]	1,273,759
6.00%, 5/1/22—10/1/37			793,439 [g]	794,137
Government National Mortgage Association I:
5.50%, 4/15/33			169,267	166,450
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			174,999	172,904
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			146,274	144,842
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			22,965	22,885
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			168,450	167,593
Ser. 2005-87, Cl. A, 4.45%, 3/16/25			124,177	124,025
				8,579,704
Total Bonds and Notes
(cost $23,595,042)				21,064,967

			Principal
Short-Term Investments—.4%			Amount ($)	Value ($)

U.S. Government Agencies—.1%
Federal National Mortgage
Association, Notes, 1.50%, 11/13/08			40,000 [g]	39,983
U.S. Treasury Bills—.3%
0.61%, 1/2/09			175,000 [i]	174,878
Total Short-Term Investments
(cost $214,804)				214,861

22

Investment of Cash Collateral
for Securities Loaned—3.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $1,832,344)	1,832,344 [j]	1,832,344

Total Investments (cost $75,383,097)	102.7%	61,070,910
Liabilities, Less Cash and Receivables	(2.7%)	(1,590,335)
Net Assets	100.0%	59,480,575

FSA—Financial Security Assurance
GO—General Obligation
MBIA—Municipal Bond Investors Assurance Insurance Corporation
PSF-GTD—Permanent School Fund Guaranteed
a	Non-income producing security.
b	All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $1,757,664 and the total market value of the collateral held by the fund is $1,832,344.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to $1,978,227 or 3.3% of net assets.
d	Variable rate security—interest rate subject to periodic change.
e	Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
f	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
g	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of the companies.
h	Purchased on a delayed delivery basis.
i	All or partially held by a broker as collateral for open financial futures positions.
j	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)

Information Technology	20.4	Industrial	5.3
U.S. Government & Agencies	14.4	Short-Term/Money Market Investments	3.5
Corporate Bonds	13.1	Financial	3.3
Health Care	9.3	Materials	1.5
Consumer Staples	8.8	Exchange Traded Funds	1.3
Consumer Discretionary	7.7	Telecommunication Services	.8
Asset/Mortgage-Backed	7.6	Foreign/Governmental	.3
Energy	5.4		102.7

† Based on net assets.
See notes to financial statements.
		The Fund	23

STATEMENT OF FINANCIAL FUTURES

October 31, 2008

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2008 ($)

Financial Futures Short
U.S. Treasury 2 Year Notes	1	(214,828)	December 2008	(2,737)
Financial Futures Long
Long GILT	11	1,970,147	December 2008	(22,531)
U.S. Treasury 5 Year Notes	12	1,359,094	December 2008	14,790
U.S. Treasury 10 Year Notes	3	339,234	December 2008	(6,896)
U.S. Long Bonds	13	1,470,625	December 2008	(48,607)
				(65,981)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

October 31, 2008

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
5-Year USD Libor-BBA, Swaption	482,000 [a]	(3,576)
5-Year USD Libor-BBA, Swaption	1,206,000 [a]	(12,312)
10-Year USD Libor-BBA, Swaption	286,000 [a]	(3,334)
10-Year USD Libor-BBA, Swaption	312,000 [a]	(190)
Put Options:
5-Year USD Libor-BBA, Swaption	482,000 [a]	(6,357)
5-Year USD Libor-BBA, Swaption	1,206,000 [a]	(5,770)
10-Year USD Libor-BBA, Swaption	286,000 [a]	(4,781)
10-Year USD Libor-BBA, Swaption	312,000 [a]	(8,719)
(Premiums received $61,345)		(45,039)

LIBOR-BBA—London Interbank Offered Rate British Bankers’ Association
a Non-income producing security.
See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $1,757,664)—Note 1(c):
Unaffiliated issuers			73,550,753 59,238,566
Affiliated issuers			1,832,344		1,832,344
Cash on Initial Margin					95,000
Cash denominated in foreign currencies				1	1
Receivable for investment securities sold					7,354,657
Dividends and interest receivable					244,452
Receivable for shares of Capital Stock subscribed					81,740
Unrealized appreciation on forward
currency exchange contracts—Note 4					16,559
					68,863,319

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					60,820
Cash overdraft due to Custodian					91,241
Payable for investment securities purchased					6,561,400
Liability for securities on loan—Note 1(c)					1,832,344
Bank note payable—Note 2					670,000
Payable for shares of Capital Stock redeemed					66,093
Outstanding options written, at value (premiums received
$61,345)—See Statement of Options Written—Note 4					45,039
Payable for futures variation margin—Note 4					32,881
Unrealized depreciation on forward
currency exchange contracts—Note 4					15,283
Interest payable—Note 2					5,299
Due to broker					2,344
					9,382,744

Net Assets ($)					59,480,575

Composition of Net Assets ($):
Paid-in capital					256,186,095
Accumulated undistributed investment income—net					212,613
Accumulated net realized gain (loss) on investments					(182,557,004)
Accumulated net unrealized appreciation (depreciation) on
investments, foreign currency transactions and options transactions
[including ($65,981) net unrealized (depreciation) on financial futures]					(14,361,129)

Net Assets ($)					59,480,575

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	43,399,228	2,951,842	5,164,113	7,813,484	151,908
Shares Outstanding	4,164,308	284,048	495,288	750,198	14,570

Net Asset Value Per Share ($)	10.42	10.39	10.43	10.42	10.43
See notes to financial statements.
				The Fund	25

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $685 foreign taxes withheld at source):
Unaffiliated issuers	693,502
Affiliated issuers	69,923
Interest	1,633,473
Income from securities lending	22,062
Total Income	2,418,960
Expenses:
Management fee—Note 3(a)	860,115
Distribution and service plan fees—Note 3(b)	285,328
Interest expense—Note 2	5,551
Directors’ fees and expenses—Note 3(a)	5,107
Loan commitment fees—Note 2	784
Total Expenses	1,156,885
Less—reduction in management fee due to undertaking—Note 3(a)	(129,017)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(5,107)
Net Expenses	1,022,761
Investment Income-Net	1,396,199

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,342,177)
Net realized gain (loss) on options transactions	108,125
Net realized gain (loss) on financial futures	170,663
Net realized gain (loss) on forward currency exchange contracts	5,338
Net Realized Gain (Loss)	(5,058,051)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and options transactions
[including ($88,173) net unrealized (depreciation) on financial futures]	(24,391,334)
Net Realized and Unrealized Gain (Loss) on Investments	(29,449,385)
Net (Decrease) in Net Assets Resulting from Operations	(28,053,186)

See notes to financial statements.
26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	1,396,199	2,017,306
Net realized gain (loss) on investments	(5,058,051)	9,644,192
Net unrealized appreciation
(depreciation) on investments	(24,391,334)	2,393,059
Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,053,186)	14,054,557

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,066,483)	(1,674,010)
Class B Shares	(51,915)	(172,320)
Class C Shares	(64,138)	(121,088)
Class I Shares	(222,944)	(430,033)
Class T Shares	(2,253)	(3,344)
Total Dividends	(1,407,733)	(2,400,795)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,395,250	11,663,677
Class B Shares	415,437	454,668
Class C Shares	582,513	481,539
Class I Shares	3,307,500	7,772,789
Class T Shares	135,047	3,835
Dividends reinvested:
Class A Shares	899,539	1,350,065
Class B Shares	41,117	139,145
Class C Shares	38,090	70,627
Class I Shares	176,673	356,700
Class T Shares	2,253	3,344
Cost of shares redeemed:
Class A Shares	(18,827,054)	(26,846,646)
Class B Shares	(4,054,531)	(10,318,883)
Class C Shares	(1,604,447)	(2,339,429)
Class I Shares	(6,683,962)	(17,877,077)
Class T Shares	(49,680)	(94,149)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(20,226,255)	(35,179,795)
Total Increase (Decrease) in Net Assets	(49,687,174)	(23,526,033)

Net Assets ($):
Beginning of Period	109,167,749	132,693,782
End of Period	59,480,575	109,167,749
Undistributed investment income—net	212,613	311,799

The Fund

27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	390,539	822,354
Shares issued for dividends reinvested	63,190	95,816
Shares redeemed	(1,388,382)	(1,883,701)
Net Increase (Decrease) in Shares Outstanding	(934,653)	(965,531)

Class Bb
Shares sold	29,615	32,271
Shares issued for dividends reinvested	2,869	9,918
Shares redeemed	(295,030)	(728,633)
Net Increase (Decrease) in Shares Outstanding	(262,546)	(686,444)

Class C
Shares sold	41,433	33,474
Shares issued for dividends reinvested	2,674	5,000
Shares redeemed	(121,904)	(163,633)
Net Increase (Decrease) in Shares Outstanding	(77,797)	(125,159)

Class I
Shares sold	239,085	550,568
Shares issued for dividends reinvested	12,518	25,544
Shares redeemed	(466,297)	(1,251,603)
Net Increase (Decrease) in Shares Outstanding	(214,694)	(675,491)

Class T
Shares sold	9,476	263
Shares issued for dividends reinvested	161	237
Shares redeemed	(3,769)	(6,545)
Net Increase (Decrease) in Shares Outstanding	5,868	(6,045)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended October 31, 2008, 178,876 Class B shares representing $2,486,294 were automatically converted to 178,632 Class A shares and during the period ended October 31, 2007, 473,958 Class B shares representing $6,715,969 were automatically converted to 473,261 Class A shares.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.18	13.76	12.58	12.31	11.90
Investment Operations:
Investment income—net[a]	.23	.25	.23	.24	.15
Net realized and unrealized
gain (loss) on investments	(4.77)	1.46	1.22	.29	.43
Total from Investment Operations	(4.54)	1.71	1.45	.53	.58
Distributions:
Dividends from investment income—net	(.22)	(.29)	(.27)	(.26)	(.17)
Net asset value, end of period	10.42	15.18	13.76	12.58	12.31

Total Return (%)[b]	(30.27)	12.64	11.72	4.36	4.90

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.26	1.25	1.25	1.25
Ratio of net expenses
to average net assets	1.11	1.11	1.10	1.12	1.18
Ratio of net investment income
to average net assets	1.70	1.77	1.79	1.88	1.20
Portfolio Turnover Rate	159.04	226.73[c]	229.90[c]	246.46[c]	215.48

Net Assets, end of period ($ x 1,000)	43,399	77,416	83,422	87,328	98,546

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006 and Ocotber 31, 2005 were 162.96%, 121.54% and 197.43%, respectively.
See notes to financial statements.

The Fund

29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.14	13.72	12.53	12.26	11.85
Investment Operations:
Investment income—net[a]	.13	.14	.13	.14	.05
Net realized and unrealized
gain (loss) on investments	(4.76)	1.47	1.23	.30	.44
Total from Investment Operations	(4.63)	1.61	1.36	.44	.49
Distributions:
Dividends from investment income—net	(.12)	(.19)	(.17)	(.17)	(.08)
Net asset value, end of period	10.39	15.14	13.72	12.53	12.26

Total Return (%)[b]	(30.81)	11.83	10.93	3.58	4.13

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	2.01	2.00	2.00	2.00
Ratio of net expenses
to average net assets	1.86	1.86	1.85	1.88	1.93
Ratio of net investment income
to average net assets	.95	1.04	1.05	1.18	.44
Portfolio Turnover Rate	159.04	226.73[c]	229.90[c]	246.46[c]	215.48

Net Assets, end of period ($ x 1,000)	2,952	8,275	16,913	34,655	78,262

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006 and Ocotber 31, 2005 were 162.96%, 121.54% and 197.43%, respectively.
See notes to financial statements.

30

		Year Ended October 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.19	13.76	12.58	12.30	11.89
Investment Operations:
Investment income—net[a]	.13	.15	.14	.14	.05
Net realized and unrealized
gain (loss) on investments	(4.77)	1.47	1.21	.31	.44
Total from Investment Operations	(4.64)	1.62	1.35	.45	.49
Distributions:
Dividends from investment income—net	(.12)	(.19)	(.17)	(.17)	(.08)
Net asset value, end of period	10.43	15.19	13.76	12.58	12.30

Total Return (%)[b]	(30.84)	11.87	10.81	3.57	4.20

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	2.01	2.00	2.00	2.00
Ratio of net expenses
to average net assets	1.86	1.86	1.85	1.87	1.93
Ratio of net investment income
to average net assets	.95	1.02	1.04	1.15	.45
Portfolio Turnover Rate	159.04	226.73[c] 229.90[c]		246.46[c]	215.48

Net Assets, end of period ($ x 1,000)	5,164	8,705	9,609	11,735	16,426

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006 and Ocotber 31, 2005 were 162.96%, 121.54% and 197.43%, respectively.
See notes to financial statements.

The Fund

31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.17	13.74	12.59	12.32	11.91
Investment Operations:
Investment income—net[b]	.26	.30	.26	.27	.18
Net realized and unrealized
gain (loss) on investments	(4.75)	1.46	1.21	.29	.43
Total from Investment Operations	(4.49)	1.76	1.47	.56	.61
Distributions:
Dividends from investment income—net	(.26)	(.33)	(.32)	(.29)	(.20)
Net asset value, end of period	10.42	15.17	13.74	12.59	12.32

Total Return (%)	(30.12)	13.02	11.93	4.61	5.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.00	1.00	1.00
Ratio of net expenses
to average net assets	.86	.85	.85	.87	.93
Ratio of net investment income
to average net assets	1.96	2.08	2.05	2.22	1.46
Portfolio Turnover Rate	159.04	226.73[c]	229.90[c]	246.46[c]	215.48

Net Assets, end of period ($ x 1,000)	7,813	14,640	22,547	32,390	54,429

a	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
b	Based on average shares outstanding at each month end.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006 and Ocotber 31, 2005 were 162.96%, 121.54% and 197.43%, respectively.
See notes to financial statements.

32

		Year Ended October 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	15.19	13.76	12.57	12.30	11.88
Investment Operations:
Investment income—net[a]	.19	.22	.20	.21	.12
Net realized and unrealized
gain (loss) on investments	(4.76)	1.47	1.21	.29	.44
Total from Investment Operations	(4.57)	1.69	1.41	.50	.56
Distributions:
Dividends from investment income—net	(.19)	(.26)	(.22)	(.23)	(.14)
Net asset value, end of period	10.43	15.19	13.76	12.57	12.30

Total Return (%)[b]	(30.50)	12.44	11.38	4.10	4.73

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.51	1.50	1.50	1.50
Ratio of net expenses
to average net assets	1.35	1.36	1.35	1.37	1.43
Ratio of net investment income
to average net assets	1.44	1.55	1.53	1.66	.95
Portfolio Turnover Rate	159.04	226.73[c] 229.90[c] 246.46[c]			215.48

Net Assets, end of period ($ x 1,000)	152	132	203	193	249

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2007,
October 31, 2006 and Ocotber 31, 2005 were 162.96%, 121.54% and 197.43%, respectively.
See notes to financial statements.

The Fund

33

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Significant Accounting Policies:

Dreyfus Balanced Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Balanced Fund” to “Dreyfus Balanced Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class I and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold pri-

34

marily to bank trust departments and other financial services providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined

The Fund

35

NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Debt securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options transactions and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost,

36

which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund

37

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2008, The Bank of New York Mellon earned $9,455, from lending fund portfolio securities pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

38

“Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund

39

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $213,889, accumulated capital losses $182,578,932 and unrealized depreciation $14,340,477.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, $61,135,096 of the carryover expires in fiscal 2009, $72,687,006 expires in fiscal 2010, $43,722,308 expires in fiscal 2011 and $5,034,522 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007, were as follows: ordinary income $1,407,733 and $2,400,795, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment of paydown gains and losses, consent fees and foreign exchange gains and losses, the fund decreased accumulated undistributed investment income-net by $87,652 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was approximately $125,800 with a related weighted average annualized interest rate of 4.41% .

40

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008, with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that, there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the

The Fund

41

NOTES TO FINANCIAL STATEMENTS (continued)

$2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed from November 1, 2007 through April 4, 2009 to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $129,017 during the period ended October 31, 2008.

During the period ended October 31, 2008, the Distributor retained $3,942 and $10 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $11,930 and $826 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of ClassT shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares.

42

During the period ended October 31, 2008, Class A, Class B, Class C and Class T shares were charged $156,474, $40,692, $55,202 and $498, respectively, pursuant to their respective Plans. During the period ended October 31, 2008, Class B, Class C and Class T shares were charged $13,564, $18,400 and $498, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the statement of Assets and Liabilities consist of: management fees $51,890, Rule 12b-1 distribution plan fees $14,890 and shareholder services plan fees $1,824, which are offset against an expense reimbursement currently in effect in the amount of $7,784.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the period ended October 31, 2008, amounted to $138,797,145 and $157,767,971, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these

The Fund

43

NOTES TO FINANCIAL STATEMENTS (continued)

deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2008, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended October 31, 2008:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2007	—	—
Contracts written	34,048,000	345,528	—	—
Contracts terminated:
Closed	21,958,000	209,569	229,507	(19,938)
Expired	7,518,000	74,614	—	74,614
Total contracts
terminated	29,476,000	284,183	229,507	54,676
Contracts outstanding
October 31, 2008	4,572,000	61,345

44

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2008:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Sales Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Brazil,
expiring 12/17/2008	220,000	91,973	99,975	8,002
Sales:		Proceeds ($)
Brazil,
expiring 11/14/2008	290,000	117,767	133,050	(15,283)
Euro,
expiring 12/17/2008	10,000	14,638	12,728	1,910
Euro,
expiring 12/17/2008	50,000	70,287	63,640	6,647
Total				1,276

At October 31, 2008, the cost of investments for federal income tax purposes was $75,404,617; accordingly, accumulated net unrealized depreciation on investments was $14,333,707, consisting of $780,604 gross unrealized appreciation and $15,114,311 gross unrealized depreciation.

The Fund

45

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Plan of Reorganization:

On July 24, 2008, the Board of Directors’ of the Company approved, and on October 15, 2008 the shareholders of the fund approved, an agreement and Plan of Reorganization between the Company on behalf of the Fund and Dreyfus Premier Manager Funds II, on behalf of Dreyfus Balanced Opportunity Fund (the “Acquiring Fund”). The merger provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). The Reorganization is expected to take place on January 8, 2009. In anticipation of the Reorganization, effective August 29, 2008, the fund was closed to any investments for new accounts.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written of Dreyfus Balanced Fund (formerly Dreyfus Premier Balanced Fund) a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

The Fund

47

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates 49.68% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $640,093 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

PROXY RESULTS (Unaudited)

The Dreyful/Laurel Funds,Inc.,held a special meeting of shareholders on October 15, 2008.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes for	Authority Withheld	Abstain

To approve an Agreement and Plan of
Reorganization providing for the
transfer of all of the assets of the
fund to Dreyfus Balanced Opportunity
Fund (the “Acquiring Fund”)	3,037,320	128,189	222,516

48

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

The Fund

49

BOARD MEMBERS INFORMATION ( U n a u d i t e d ) (continued)

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

50

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

The Fund

51

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.24p1.8

52

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

4	Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

23	Statement of Financial Futures

24	Statement of Options Written

25	Statement of Assets and Liabilities

26	Statement of Operations

27	Statement of Changes in Net Assets

29	Financial Highlights

33	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Important Tax Information

48	Proxy Results

49	Board Members Information

51	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Limited Term
Income Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this last report for Dreyfus Limited Term Income Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for fixed-income investors. A credit crunch that began in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort.The U.S. economic slowdown also has gathered momentum, depressing investor sentiment and consumer confidence. These factors undermined returns in the bond market’s higher-yielding sectors, including high yield corporate and municipal securities, and even the traditional safe haven of U.S. government securities has encountered heightened yield volatility. The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar and a large pool of worldwide financial liquidity that could be deployed gradually to riskier assets as the economic cycle turns.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by David Bowser and Peter Vaream, Portfolio Managers

Fund Performance Overview

For the 12-month period ended October 31, 2008, Class A, Class B, Class C and Class I shares of Dreyfus Limited Term Income Fund achieved total returns of –7.91%, –8.34%, –8.32% and –7.68%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S.Aggregate Index (the “Index”), achieved a total return of 0.30% for the same period.2 A credit crisis that began over the summer of 2007 in the sub-prime mortgage market continued to dampen investor sentiment throughout the reporting period, causing yield volatility throughout most of the reporting period. The impact of the credit crunch was particularly severe in corporate bond and mortgage-backed sectors—to which the fund had significant exposure relative to the benchmark Index. In addition, a “flight to quality” supported prices of U.S. Treasury securities throughout most of 2008. Despite the fund’s investment-grade posture and defensive yield-curve strategy, a series of desperate rate cuts by the Fed along with a precipitous drop in investor sentiment resulted in one of the worst three-month periods (August 2008 through October 2008) in bond-market history, and the fund’s overall performance was nonetheless deeply affected.

On or about December 17, 2008 (the “Closing Date”), in accordance with an Agreement and Plan of Reorganization that was approved by shareholders at a special shareholder meeting held on October 15, 2008, you will receive Class A shares of Dreyfus Intermediate Term Income Fund (formerly, Dreyfus Premier Intermediate Term Income Fund, the “Acquiring Fund”) for Class A, Class B or Class C shares of the fund or Class I shares of the Acquiring Fund for Class I shares of the fund with a value equal to the value of your investment in the fund as of the Closing Date. The fund will then cease operations and you will be a shareholder of the Acquiring Fund.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund

3

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Limited Term Income Fund on 10/31/98 to a $10,000 investment made in the Barclays Capital U.S. Aggregate
Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all share classes.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Average Annual Total Returns as of 10/31/08
	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (3.0%)	(10.71)%	0.39%	2.78%
without sales charge	(7.91)%	0.99%	3.09%
Class B shares
with applicable redemption charge †	(10.98)%	0.34%	2.78%
without redemption	(8.34)%	0.50%	2.78%
Class C shares
with applicable redemption charge ††	(8.98)%	0.52%	2.57%
without redemption	(8.32)%	0.52%	2.57%
Class I shares	(7.68)%	1.25%	3.35%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 3%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

The Fund

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Limited Term Income Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 4.09	$ 6.49	$ 6.49	$ 2.89
Ending value (after expenses)	$914.90	$912.00	$913.30	$916.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 4.32	$ 6.85	$ 6.85	$ 3.05
Ending value (after expenses)	$1,020.86	$1,018.35	$1,018.35	$1,022.12

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.35% for Class B, 1.35% for
Class C and .60% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—124.6%	Rate (%)	Date	Amount ($)	Value ($)

Agricultural—.4%
Philip Morris International,
Sr. Unscd Notes	5.65	5/16/18	110,000	94,266
Asset-Backed Ctfs./
Auto Receivables—4.7%
Americredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2A	4.47	1/12/12	65,000	62,034
AmeriCredit Automobile Receivables
Trust, Ser. 2005-DA, Cl. A3	4.87	12/6/10	13,793	13,583
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. A2	5.34	8/9/10	17,059	17,059
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. B	5.35	9/9/13	70,000	58,640
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. C	5.43	2/10/14	70,000	54,433
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	34,176	33,284
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	150,000	140,557
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A2A	5.29	5/17/10	56,777	56,573
Capital One Auto Finance Trust,
Ser. 2006-A, Cl. A3	5.33	11/15/10	18,532	18,466
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	225,000	221,242
Ford Credit Auto Owner Trust,
Ser. 2005-C, Cl. C	4.72	2/15/11	40,000	37,867
Hyundai Auto Receivables Trust,
Ser. 2004-A, Cl. B	3.46	8/15/11	16,923	16,865
Hyundai Auto Receivables Trust,
Ser. 2007-A, Cl. A3A	5.04	1/17/12	55,000	54,171
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. C	5.25	5/15/13	35,000	32,222
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	215,000	111,729
Wachovia Automobile Loan Owner
Trust, Ser. 2007-1, Cl. C	5.45	10/22/12	285,000	240,128
WFS Financial Owner Trust,
Ser. 2004-4, Cl. C	3.21	5/17/12	11,301	11,254
				1,180,107

The Fund

7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./Credit Cards—1.2%
Bank of America Credit Card Trust,
Ser. 2007-B1, Cl. B1	4.67	6/15/12	160,000	[a]	146,466
Citibank Credit Card Issuance
Trust, Ser. 2006-C4, Cl. C4	4.33	1/9/12	175,000	[a]	156,952
					303,418
Asset-Backed Ctfs./
Home Equity Loans—2.6%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	52,834	[a]	46,648
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	108,645	[a]	85,951
CS First Boston Mortgage
Securities, Ser. 2005-FIX1, Cl. A5	4.90	5/25/35	280,336	[a]	228,144
JP Morgan Mortgage Acquisition,
Ser. 2005-FRE1, Cl. A2F2	5.22	10/25/35	25,969	[a]	25,768
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. AF1B	5.94	11/25/36	86,770	[a]	83,802
Residential Asset Mortgage
Products, Ser. 2003-RS9, Cl. MI1	5.80	10/25/33	55,029	[a]	40,894
Residential Asset Securities,
Ser. 2002-KS4, Cl. AIIB	3.76	7/25/32	63,039	[a]	48,743
Soundview Home Equity Loan Trust,
Ser. 2005-A, Cl. M5	4.06	4/25/35	66,869	[a]	16,760
Sovereign Commercial Mortgage
Securities Trust,
Ser. 2007-C1, Cl. D	5.78	7/22/30	70,000	[a,b]	21,315
Sovereign Commercial Mortgage
Securities Trust,
Ser. 2007-C1, Cl. B	5.78	7/22/30	100,000	[a,b]	57,512
					655,537
Asset-Backed Ctfs./
Manufactured Housing—.6%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	59,493		54,677
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	95,750		95,719
					150,396

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks—6.6%
Bank of America,
Jr. Sub. Bonds	8.00	12/29/49	155,000	[a]	116,221
Barclays Bank,
Jr. Sub. Bonds	5.93	9/29/49	200,000	[a,b]	107,511
Capital One Financial,
Sr. Unscd. Notes	3.10	9/10/09	100,000	[a]	92,751
Chuo Mitsui Trust & Banking,
Jr. Sub. Notes	5.51	12/29/49	100,000	[a,b]	65,296
Industrial Bank of Korea,
Sub. Notes	4.00	5/19/14	120,000	[a,b]	111,616
M & I Marshall & Ilsley Bank,
Sr. Unscd. Notes	5.30	9/8/11	90,000		77,491
Marshall & Ilsley,
Sr. Unscd. Notes	5.63	8/17/09	80,000		73,330
NB Capital Trust IV,
Bank Gtd. Cap. Secs.	8.25	4/15/27	110,000		91,239
Northern Trust,
Sr. Unscd. Notes	5.30	8/29/11	65,000		64,820
PNC Funding,
Bank Gtd. Notes	3.56	1/31/12	85,000	[a]	68,942
Resona Bank,
Notes	5.85	9/29/49	125,000	[a,b]	79,095
Royal Bank of Scotland Group,
Jr. Sub. Bonds	6.99	10/29/49	200,000	[a,b]	107,341
Shinsei Finance II,
Unscd. Bonds	7.16	7/29/49	110,000	[a,b]	44,859
Sovereign Bancorp,
Sr. Unscd. Notes	3.09	3/1/09	8,000	[a]	7,672
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	145,000	[a]	129,043
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/29/49	35,000	[a]	19,306
Wachovia,
Sub. Notes	6.38	1/15/09	75,000		74,150
Wells Fargo Capital XIII,
Bank Gtd. Notes	7.70	12/29/49	240,000	[a]	196,381

The Fund

9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
Western Financial Bank,
Sub. Debs.	9.63	5/15/12	155,000		146,781
					1,673,845
Building & Construction—.4%
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	98,000		58,763
Masco,
Sr. Unscd. Notes	3.12	3/12/10	45,000	[a]	42,396
					101,159
Chemicals—.4%
Lubrizol,
Gtd. Notes	4.63	10/1/09	50,000		48,177
Praxair,
Sr. Unscd. Notes	5.38	11/1/16	45,000		40,800
					88,977
Commercial &
Professional Services—.2%
ERAC USA Finance,
Notes	3.72	4/30/09	25,000	[a,b]	23,132
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	50,000	[b]	29,317
					52,449
Commercial Mortgage
Pass-Through Ctfs.—8.7%
Banc of America Commercial
Mortgage, Ser. 2002-2, Cl. A3	5.12	7/11/43	65,000		59,697
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	3.62	4/25/34	29,203	[a,b]	26,129
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. M6	3.90	4/25/36	85,088	[a,b]	71,048
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR8, Cl. A2	4.48	6/11/41	45,000		42,495
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18, Cl. A2	4.56	2/13/42	85,000	[a]	81,778
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	110,000		101,395
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13, Cl. A3	5.52	9/11/41	35,000		29,133

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	4.75	5/15/23	88,764	[a,b]	78,419
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	185,000	[b]	177,643
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	50,000	[b]	46,881
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	125,000	[b]	113,441
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	65,000	[b]	59,108
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	90,000	[b]	78,139
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	50,000		47,484
CS First Boston Mortgage
Securities, Ser. 2001-CKN5,
Cl. A4	5.44	9/15/34	110,847		104,796
CS First Boston Mortgage
Securities, Ser. 2001-CF2, Cl. G	6.93	2/15/34	130,000	[b]	116,006
Global Signal Trust,
Ser. 2006-1, Cl. C	5.71	2/15/36	45,000	[b]	41,319
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	125,000	[b]	110,993
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	45,000	[b]	39,146
Goldman Sachs Mortgage
Securities Corporation II,
Ser. 2007-EOP, Cl. H	4.70	3/6/20	25,000	[a,b]	19,337
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-C1, Cl. A2	4.30	1/15/38	110,000		100,877
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C1, Cl. B	6.93	6/15/31	150,000		149,341
LB-UBS Commercial Mortgage Trust,
Ser. 2001-C3, Cl. A2	6.37	12/15/28	110,000		106,503
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.42	11/12/37	180,000	[a]	146,106

The Fund

11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	45,000		41,667
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. AAB	5.33	12/15/43	100,000		79,810
Morgan Stanley Dean Witter Capital I,
Ser. 2001-TOP3, Cl. A4	6.39	7/15/33	61,994		59,901
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	35,000	[b]	30,303
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C19, Cl. A5	4.66	5/15/44	50,000		43,902
					2,202,797
Computers—.5%
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	135,000		122,839
Diversified Financial Services—7.8%
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	99,000	[a]	49,480
Boeing Capital,
Sr. Unscd. Notes	7.38	9/27/10	175,000		180,620
Capmark Financial Group,
Gtd. Notes	5.88	5/10/12	85,000		21,258
Citigroup,
Sr. Unscd. Notes	6.00	8/15/17	140,000		120,538
Citigroup,
Sr. Sub. Bonds	6.00	10/31/33	20,000		13,586
Citigroup,
Sr. Unscd. Notes	6.13	5/15/18	340,000		291,773
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	5/29/49	145,000	[a]	82,937
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	250,000		206,168
GenWorth Global Funding,
Scd. Notes	5.20	10/8/10	65,000		45,939
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	95,000	[a]	43,656
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	90,000		74,681
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	60,000		39,170

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
International Lease Finance,
Sr. Unscd. Notes	6.38	3/25/13	60,000		39,271
Janus Capital Group,
Sr. Unscd. Notes	6.70	6/15/17	310,000		196,843
Jefferies Group,
Notes	5.88	6/8/14	100,000		83,900
John Deere Capital,
Sr. Unscd. Notes	2.85	9/1/09	77,000	[a]	73,691
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	90,000		80,875
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	85,000		73,192
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	50,000		42,315
Morgan Stanley,
Notes	5.55	4/27/17	115,000		91,732
NYSE Euronext,
Sr. Unscd. Notes	4.80	6/28/13	55,000		51,626
WEA Finance,
Sr. Notes	7.13	4/15/18	85,000	[b]	66,830
					1,970,081
Electric Utilities—3.1%
Cleveland Electric Illumination,
Sr. Unscd. Notes	5.70	4/1/17	85,000		67,803
Columbus Southern Power,
Sr. Unscd. Notes	6.05	5/1/18	10,000		8,335
Commonwealth Edison,
First Mortgage Bonds	6.15	9/15/17	60,000		51,144
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	90,000		76,796
Dominion Resources,
Sr. Unscd. Notes	6.40	6/15/18	115,000		97,609
Duke Energy Carolinas,
Sr. Unscd. Notes	5.63	11/30/12	50,000		48,553
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	155,000	[b]	128,432
National Grid,
Unsub. Notes	6.30	8/1/16	72,000		60,578

The Fund

13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Electric Utilities (continued)
Nevada Power,
Mortgage Notes		6.50	8/1/18	55,000		46,523
NiSource Finance,
Gtd. Notes		3.38	11/23/09	45,000	[a]	40,964
NiSource Finance,
Gtd. Notes		7.88	11/15/10	110,000		99,365
Ohio Power,
Sr. Unscd. Notes		4.39	4/5/10	45,000	[a]	44,290
Ohio Power,
Sr. Unscd. Notes, Ser. G		6.60	2/15/33	20,000		15,321
						785,713
Environmental Control—.9%
Oakmont Asset Trust,
Notes		4.51	12/22/08	155,000	[b]	155,174
Veolia Environnement,
Sr. Unscd. Notes		5.25	6/3/13	75,000		67,896
						223,070
Food & Beverages—1.7%
H.J. Heinz,
Sr. Unscd. Secs.		6.43	12/1/20	150,000	[b]	150,475
Kraft Foods,
Sr. Unscd. Notes		6.00	2/11/13	15,000		14,031
Kroger,
Gtd. Notes		5.00	4/15/13	105,000		94,768
Kroger,
Gtd. Notes		6.40	8/15/17	55,000		47,931
Safeway,
Sr. Unscd. Notes		4.95	8/16/10	135,000		133,254
						440,459
Foreign/Governmental—.4%
Federal Republic of Brazil,
Unsub. Bonds	BRL	12.50	1/5/16	250,000	[c]	102,700
Health Care—1.7%
Jackson National Life Global,
Sr. Scd. Notes		5.38	5/8/13	50,000	[b]	44,520
Schering-Plough,
Sr. Unscd. Notes		5.55	12/1/13	125,000	[a]	118,676
Teva Pharmaceutical Finance,
Gtd. Notes		6.15	2/1/36	115,000		83,376

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
UnitedHealth Group,
Sr. Unscd. Notes	5.25	3/15/11	150,000		144,919
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	50,000		40,938
					432,429
Manufacturing-Diversified—.4%
Siemens Financieringsmat,
Gtd. Notes	5.75	10/17/16	100,000	[b]	89,889
Media—2.7%
British Sky Broadcasting,
Gtd. Notes	6.88	2/23/09	95,000		93,655
BSKYB Finance UK,
Gtd. Notes	6.50	10/15/35	85,000	[b]	64,048
Comcast,
Gtd. Notes	5.12	7/14/09	160,000	[a]	153,316
Cox Communications,
Notes	6.25	6/1/18	75,000	[b]	61,298
News America,
Gtd. Notes	6.65	11/15/37	115,000		91,339
News America,
Gtd. Debs.	7.63	11/30/28	90,000		76,208
Time Warner,
Gtd. Debs.	6.50	11/15/36	70,000		49,881
Time Warner,
Gtd. Notes	6.75	7/1/18	110,000		94,503
					684,248
Metals—.1%
Alcoa,
Sr. Unscd. Notes	6.00	7/15/13	40,000		34,455
Municipal Obligations—.2%
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	6/15/17	5,000	[d]	5,399
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	6/15/18	5,000	[d]	5,399
Clark County,
GO (Bond Bank) (Insured; MBIA)	5.25	6/1/20	10,000	[d]	10,789
Cypress-Fairbanks Independent
School District, GO, Ser. A
(Schoolhouse) (Insured; PSF-GTD)	5.25	2/15/22	10,000	[d]	10,391

The Fund

15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Municipal Obligations (continued)
Williamson County,
GO, Ser. A (Insured; FSA)	6.00	8/15/14	10,000	[d]	10,617
Wisconsin,
GO, Ser. G (Insured; MBIA)	5.00	5/1/15	5,000	[d]	5,354
					47,949
Office And Business Equipment—.1%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	15,000		11,667
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	25,000		19,750
					31,417
Oil & Gas—.9%
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	20,000		15,568
Hess,
Sr. Unscd. Notes	6.65	8/15/11	115,000		107,977
Praxair,
Sr. Unscd. Notes	5.25	11/15/14	110,000		102,785
					226,330
Property & Casualty Insurance—1.2%
Ace INA Holdings,
Gtd. Notes	5.70	2/15/17	85,000		69,020
Lincoln National,
Sr. Unscd. Notes	2.90	3/12/10	75,000	[a]	73,125
Pacific Life Global Funding,
Notes	5.15	4/15/13	70,000	[b]	58,721
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	60,000		35,902
Willis North America,
Gtd. Notes	6.20	3/28/17	85,000		62,034
					298,802
Real Estate Investment Trusts—5.1%
Arden Realty,
Sr. Unscd. Notes	5.20	9/1/11	140,000		132,759
Arden Realty,
Sr. Unscd. Notes	5.25	3/1/15	25,000		20,828
Boston Properties,
Sr. Unscd. Notes	6.25	1/15/13	140,000		123,010

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate Investment
Trusts (continued)
Duke Realty,
Sr. Unscd. Notes	5.25	1/15/10	80,000		75,012
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	65,000		59,877
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.20	1/15/17	90,000		74,847
First Industrial,
Sr. Notes	5.95	5/15/17	35,000		26,066
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	200,000		170,004
HRPT Properties Trust,
Sr. Unscd. Notes	3.42	3/16/11	50,000	[a]	45,632
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	35,000		24,192
Mack-Cali Realty,
Sr. Unscd. Notes	5.05	4/15/10	100,000		100,247
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	70,000		66,254
Mack-Cali Realty,
Notes	5.25	1/15/12	35,000		35,067
National Retail Properties,
Sr. Unscd. Notes	6.15	12/15/15	100,000		84,216
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	70,000		40,351
Regency Centers,
Gtd. Notes	5.25	8/1/15	105,000		83,673
Regency Centers,
Gtd. Notes	5.88	6/15/17	25,000		19,075
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	65,000		44,244
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	60,000		51,795
					1,277,149
Residential Mortgage
Pass-Through Ctfs.—1.8%
American General Mortgage Loan
Trust, Ser. 2006-1, Cl. A1	5.75	12/25/35	6,088	[a,b]	6,055

The Fund

17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	3.61	5/25/36	59,817	[a]	51,173
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	102,528	[a]	71,400
WaMu Mortgage Pass Through
Certificates, Ser. 2004-AR7, Cl. A6	3.94	7/25/34	150,000	[a]	147,696
WaMu Mortgage Pass Through
Certificates, Ser. 2004-AR9,
Cl. A7	4.14	8/25/34	195,000	[a]	189,285
					465,609
Retail—1.5%
CVS Caremark,
Sr. Unscd. Notes	3.11	6/1/10	60,000	[a]	54,234
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	60,000		48,500
Delhaize Group,
Sr. Unscd. Notes	6.50	6/15/17	75,000		60,985
Lowe’s Companies,
Sr. Unscd. Notes	5.60	9/15/12	20,000		19,813
Lowe’s Companies,
Sr. Unscd. Notes	6.10	9/15/17	60,000		52,008
Macys Retail Holdings,
Gtd. Notes	5.90	12/1/16	25,000		15,123
Walgreen,
Sr. Unscd. Notes	4.88	8/1/13	60,000		58,680
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	75,000		67,525
					376,868
State/Territory Gen Oblg—2.2%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	60,000		50,879
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	270,000		215,644
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	245,000		204,847

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

State/Territory Gen Oblg (continued)
Tobacco Settlement Finance Authority
of West Virginia, Tobacco
Settlement Asset-Backed Bonds	7.47	6/1/47	140,000	91,141
				562,511
Telecommunications—4.1%
AT&T,
Sr. Unscd. Bonds	5.50	2/1/18	140,000	119,157
Deutsche Telekom International
Finance, Gtd. Bonds	3.39	3/23/09	235,000 [a]	232,309
KONINKLIJKE KPN,
Sr. Unscd. Notes	8.00	10/1/10	20,000	19,160
KONINKLIJKE KPN,
Sr. Unscd. Bonds	8.38	10/1/30	10,000	8,131
New Cingular Wireless,
Sr. Unscd. Notes	7.88	3/1/11	170,000	169,729
Sprint Capital,
Gtd. Notes	6.88	11/15/28	35,000	20,516
Sprint Capital,
Gtd. Notes	8.38	3/15/12	135,000	108,749
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	80,000	60,786
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	185,000	176,753
Verizon Communications,
Sr. Unscd. Notes	6.10	4/15/18	45,000	39,383
Verizon Communications,
Bonds	6.90	4/15/38	60,000	50,333
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	40,000	40,700
				1,045,706
Transportation—.8%
Canadian National Railway,
Sr. Unscd. Notes	5.55	5/15/18	85,000	74,076
Norfolk Southern,
Sr. Unscd. Notes	5.75	4/1/18	70,000	60,358
Union Pacific,
Sr. Unscd. Notes	6.65	1/15/11	60,000	58,394
				192,828

The Fund

19

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—59.6%
Federal Home Loan Mortgage Corp.:
5.50%	1,715,000 [e,f]	1,688,929
4.00%, 10/1/09	47,911 [f]	47,816
4.50%, 10/1/09	68,835 [f]	69,359
5.50%, 9/1/37—1/1/38	720,883 [f]	703,620
6.50%, 3/1/11—9/1/29	27,416 [f]	28,073
7.00%, 3/1/12	8,135 [f]	8,524
7.50%, 12/1/25—1/1/31	34,468 [f]	36,358
8.00%, 10/1/19—10/1/30	17,027 [f]	18,025
8.50%, 7/1/30	1,233 [f]	1,324
9.00%, 8/1/30	2,942 [f]	3,230
Federal National Mortgage Association:
5.00%	1,690,000 [e,f]	1,601,011
5.50%	1,275,000 [e,f]	1,245,715
6.00%	1,380,000 [e,f]	1,379,353
4.00%, 5/1/10	122,993 [f]	122,590
4.50%, 6/1/10	58,362 [f]	58,716
5.00%, 7/1/11—4/1/23	873,968 [f]	857,842
5.50%, 1/1/34—4/1/38	2,104,497 [f]	2,058,478
6.00%, 12/1/22—4/1/38	1,698,770 [f]	1,705,124
7.00%, 7/1/15—6/1/29	24,977 [f]	25,970
7.50%, 3/1/12—3/1/31	29,015 [f]	30,468
8.00%, 5/1/13—3/1/31	15,978 [f]	16,930
Government National Mortgage Association I:
6.00%, 1/15/29	39,397	39,571
6.50%, 4/15/28—6/15/29	48,794	49,614
7.00%, 8/15/25—9/15/31	38,915	39,997
7.50%, 12/15/26—11/15/30	6,795	7,177
8.00%, 1/15/30—10/15/30	17,914	19,156
8.50%, 4/15/25	5,732	6,175
9.00%, 10/15/27	10,825	11,795
9.50%, 2/15/25	4,981	5,537
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	204,223	201,095
Ser. 2004-23, Cl. B, 2.95%, 3/16/19	178,959	176,650
Ser. 2004-57, Cl. A, 3.02%, 1/16/19	125,410	123,902
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22	200,178	197,318
Ser. 2004-9, Cl. A, 3.36%, 8/16/22	221,799	220,171
Ser. 2004-25, Cl. AC, 3.38%, 1/16/23	184,023	182,565
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	87,417	86,887
Ser. 2004-67, Cl. A, 3.65%, 9/16/17	64,579	64,315
Ser. 2006-67, Cl. A, 3.95%, 10/6/11	327,289	324,092
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	91,046	90,473

20

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2005-9, Cl. A, 4.03%, 5/16/22	81,839	81,538
Ser. 2005-12, Cl. A, 4.04%, 5/16/21	72,811	72,498
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	107,229	106,855
Ser. 2007-52, Cl. A, 4.05%, 10/16/25	96,203	95,701
Ser. 2006-66, Cl. A, 4.09%, 1/16/30	189,585	188,209
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	189,578	189,070
Ser. 2006-9, Cl. A, 4.20%, 8/16/26	251,536	250,428
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	82,987	82,574
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	15,895	15,863
Ser. 2006-51, Cl. A, 4.25%, 10/16/30	134,117	133,384
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	53,656	53,597
Federal National Mortgage Association,
Grantor Trust, Ser. 2001-T11, Cl. B,
5.50%, 9/25/11	210,000 [f]	217,335
		15,040,997
U.S. Government Securities—2.0%
U.S. Treasury Bonds
5.00%, 5/15/37	153,000	168,563
U.S. Treasury Notes:
3.50%, 5/31/13	30,000 [g]	31,141
4.75%, 8/15/17	160,000 [g]	169,400
4.88%, 4/30/11	132,000 [g]	142,745
		511,849
Total Bonds and Notes
(cost $34,675,011)		31,466,849

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 2.50
(cost $5,440)	1,900,000 [a]	0

	Principal
Short-Term Investments—.3%	Amount ($)	Value ($)

U.S. Treasury Bills;
0.38%, 1/2/09
(cost $84,944)	85,000 [h]	84,941

The Fund

21

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $323,119)	323,119 [i]	323,119

Total Investments (cost $35,088,514)	126.2%	31,874,909
Liabilities, Less Cash and Receivables	(26.2%)	(6,609,766)
Net Assets	100.0%	25,265,143

FSA—Financial Security Assurance
GO—General Obligation
LIBOR-BBA—London Interbank Offered Rate British Bankers’ Association
MBIA—Municipal Bond Investors Assurance Insurance Corporation
PSF-GTD—Permanent School Fund Guaranteed
a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities amounted to $2,480,348 or 9.8% of net assets.
c Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Purchased on a forward commitment basis.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the
FHFA will oversee the continuing affairs of these companies.
g All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $311,525 and the total market value of the collateral held by the fund is $323,119.
h All or partially held by a broker as collateral for open financial futures positions.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government & Agencies	61.6	Money Market Investments	1.6
Corporate Bonds	40.8	Foreign/Governmental	.4
Asset/Mortgage-Backed	19.6	Options	.0
State/Government
General Obligations	2.2		126.2

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES

October 31, 2008

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2008 ($)

Financial Futures Long
Long Gilt	10	1,791,042	December 2008	(20,965)
U.S. Long Bond	15	1,696,875	December 2008	(57,515)
Financial Futures Short
U.S. Treasury 2 year Notes	14	(3,007,594)	December 2008	(36,110)
U.S. Treasury 5 year Notes	10	(1,132,578)	December 2008	(9,991)
U.S. Treasury 10 year Notes	4	(452,313)	December 2008	8,502
				(116,079)

See notes to financial statements.

The Fund

23

STATEMENT OF OPTIONS WRITTEN
October 31, 2008

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
5-Year USD Libor-BBA,
Swaption	1,092,000 [a]	(11,148)
10-Year USD Libor-BBA,
Swaption	267,000 [a]	(3,113)
5-Year USD Libor-BBA,
Swaption	526,000 [a]	(3,902)
10-Year USD Libor-BBA,
Swaption	285,000 [a]	(174)
Put Options:
5-Year USD Libor-BBA,
Swaption	1,092,000 [a]	(5,224)
10-Year USD Libor-BBA,
Swaption	267,000 [a]	(4,464)
5-Year USD Libor-BBA,
Swaption	526,000 [a]	(6,937)
10-Year USD Libor-BBA,
Swaption	285,000 [a]	(7,964)
(Premiums received $58,126)		(42,926)

LIBOR-BBA—London Interbank Offered Rate British Bankers’ Association
a Non-income producing security.
See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $311,525)—Note 1(c):
Unaffiliated issuers			34,765,395	31,551,790
Affiliated issuers			323,119	323,119
Cash on Initial Margin—Note 4				15,000
Cash denominated in foreign currencies			860	860
Receivable for investment securities sold				3,715,464
Dividends and interest receivable				291,939
Receivable for shares of Capital Stock subscribed				6,364
Unrealized appreciation on forward currency exchange contracts—Note 4				1,348
				35,905,884

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				21,499
Cash overdraft due to Custodian				249,131
Payable for open mortgage-backed dollar rolls—Note 4				9,680,377
Liability for securities on loan—Note 1(c)				323,119
Payable for shares of Capital Stock redeemed				185,694
Payable for investment securities purchased				65,019
Outstanding options written, at value (premiums received
$58,126)—See Statement of Options Written—Note 4				42,926
Payable for futures variation margin—Note 4				24,630
Unrealized depreciation on forward currency exchange contracts—Note 4				15,283
Unrealized depreciation on swap contracts—Note 4				4,312
Accrued expenses				28,751
				10,640,741

Net Assets ($)				25,265,143

Composition of Net Assets ($):
Paid-in capital				30,491,365
Accumulated undistributed investment income—net				67,410
Accumulated net realized gain (loss) on investments				(1,964,815)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including
($116,079) net unrealized (depreciation) on financial futures]				(3,328,817)

Net Assets ($)				25,265,143

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	11,898,170	1,570,995	5,811,118	5,984,860
Shares Outstanding	1,240,897	163,400	612,819	624,227

Net Asset Value Per Share ($)	9.59	9.61	9.48	9.59

See notes to financial statements.
			The Fund	25

STATEMENT OF OPERATIONS Year Ended October 31, 2008

Investment Income ($):
Income:
Interest	1,626,765
Income from securities lending	20,090
Cash dividends;
Affiliated issuers	15,359
Total Income	1,662,214
Expenses:
Management fee—Note 3(a)	194,976
Distribution and service fees—Note 3(b)	107,730
Directors’ fees—Note 3(a)	2,178
Loan commitment fees—Note 2	147
Total Expenses	305,031
Less—Directors’ fees reimbursed by
the Manager—Note 3(a)	(2,178)
Net Expenses	302,853
Investment Income—Net	1,359,361

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(716,321)
Net realized gain (loss) on options transactions	48,972
Net realized gain (loss) on financial futures	(180,826)
Net realized gain (loss) on swap transactions	30,004
Net realized gain (loss) on forward currency exchange contracts	8,786
Net Realized Gain (Loss)	(809,385)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, swap transactions and options transactions
[including ($101,554) net unrealized (depreciation) on financial futures]	(2,904,020)
Net Realized and Unrealized Gain (Loss) on Investments	(3,713,405)
Net (Decrease) in Net Assets Resulting from Operations	(2,354,044)

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	1,359,361	1,479,387
Net realized gain (loss) on investments	(809,385)	(100,112)
Net unrealized appreciation
(depreciation) on investments	(2,904,020)	(302,177)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,354,044)	1,077,098

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(637,000)	(589,743)
Class B Shares	(103,738)	(205,174)
Class C Shares	(261,862)	(241,513)
Class I Shares	(385,043)	(476,557)
Total Dividends	(1,387,643)	(1,512,987)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,274,576	9,047,667
Class B Shares	752,929	318,567
Class C Shares	2,365,282	2,846,047
Class I Shares	231,012	1,707,229
Dividends reinvested:
Class A Shares	474,592	416,784
Class B Shares	70,394	145,674
Class C Shares	196,892	175,122
Class I Shares	263,639	345,486
Cost of shares redeemed:
Class A Shares	(5,948,703)	(9,786,537)
Class B Shares	(2,796,205)	(3,594,594)
Class C Shares	(2,003,913)	(2,790,271)
Class I Shares	(3,574,570)	(1,731,258)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,694,075)	(2,900,084)
Total Increase (Decrease) in Net Assets	(9,435,762)	(3,335,973)

Net Assets ($):
Beginning of Period	34,700,905	38,036,878
End of Period	25,265,143	34,700,905
Undistributed investment income—net	67,410	74,115

The Fund

27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	397,313	824,235
Shares issued for dividends reinvested	44,806	38,100
Shares redeemed	(565,792)	(888,657)
Net Increase (Decrease) in Shares Outstanding	(123,673)	(26,322)

Class Bb
Shares sold	70,652	28,989
Shares issued for dividends reinvested	6,556	13,260
Shares redeemed	(260,626)	(326,610)
Net Increase (Decrease) in Shares Outstanding	(183,418)	(284,361)

Class C
Shares sold	219,223	262,513
Shares issued for dividends reinvested	18,816	16,197
Shares redeemed	(193,917)	(258,444)
Net Increase (Decrease) in Shares Outstanding	44,122	20,266

Class I
Shares sold	21,785	155,433
Shares issued for dividends reinvested	24,731	31,597
Shares redeemed	(337,413)	(157,404)
Net Increase (Decrease) in Shares Outstanding	(290,897)	29,626

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended October 31, 2008, 143,720 Class B shares representing $1,539,554, were automatically converted to 144,167 Class A shares and during the period ended October 31, 2007, 155,114 Class B shares representing $1,707,921 were automatically converted to 155,620 Class A shares.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.88	11.02	11.14	11.57	11.44
Investment Operations:
Investment income—net[a]	.46	.49	.45	.38	.38
Net realized and unrealized
gain (loss) on investments	(1.29)	(.13)	.03	(.28)	.16
Total from Investment Operations	(.83)	.36	.48	.10	.54
Distributions:
Dividends from investment income—net	(.46)	(.50)	(.46)	(.40)	(.40)
Dividends from net realized
gain on investments	—	—	(.14)	(.13)	(.01)
Total Distributions	(.46)	(.50)	(.60)	(.53)	(.41)
Net asset value, end of period	9.59	10.88	11.02	11.14	11.57

Total Return (%)[b]	(7.91)	3.31	4.52	.88	4.76

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.86	.85	.85	.85
Ratio of net expenses
to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income
to average net assets	4.27	4.44	4.13	3.34	3.33
Portfolio Turnover Rate[c]	343.74	436.92	458.50	388.58	202.27

Net Assets, end of period ($ x 1,000)	11,898	14,843	15,327	17,278	19,293

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2008,
October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 were 121.35%, 344.58%,
239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

The Fund

29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.91	11.05	11.17	11.61	11.47
Investment Operations:
Investment income—net[a]	.39	.42	.39	.32	.32
Net realized and unrealized
gain (loss) on investments	(1.28)	(.12)	.04	(.29)	.17
Total from Investment Operations	(.89)	.30	.43	.03	.49
Distributions:
Dividends from investment income—net	(.41)	(.44)	(.41)	(.34)	(.34)
Dividends from net realized
gain on investments	—	—	(.14)	(.13)	(.01)
Total Distributions	(.41)	(.44)	(.55)	(.47)	(.35)
Net asset value, end of period	9.61	10.91	11.05	11.17	11.61

Total Return (%)[b]	(8.34)	2.80	4.00	.29	4.32

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.35	1.35	1.35
Ratio of net expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.76	3.91	3.62	2.84	2.83
Portfolio Turnover Rate[c]	343.74	436.92	458.50	388.58	202.27

Net Assets, end of period ($ x 1,000)	1,571	3,785	6,977	11,855	17,225
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2008,
October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 were 121.35%, 344.58%,
239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

30

		Year Ended October 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.76	10.90	11.01	11.44	11.31
Investment Operations:
Investment income—net[a]	.40	.43	.39	.32	.32
Net realized and unrealized
gain (loss) on investments	(1.27)	(.13)	.05	(.28)	.15
Total from Investment Operations	(.87)	.30	.44	.04	.47
Distributions:
Dividends from investment income—net	(.41)	(.44)	(.41)	(.34)	(.33)
Dividends from net realized
gain on investments	—	—	(.14)	(.13)	(.01)
Total Distributions	(.41)	(.44)	(.55)	(.47)	(.34)
Net asset value, end of period	9.48	10.76	10.90	11.01	11.44

Total Return (%)[b]	(8.32)	2.78	4.10	.34	4.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.35	1.35	1.35
Ratio of net expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	3.76	3.96	3.63	2.83	2.83
Portfolio Turnover Rate[c]	343.74	436.92	458.50	388.58	202.27

Net Assets, end of period ($ x 1,000)	5,811	6,119	5,977	7,994	9,838

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2008,
October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 were 121.35%, 344.58%,
239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

The Fund

31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.88	11.02	11.13	11.57	11.44
Investment Operations:
Investment income—net[b]	.49	.52	.48	.41	.41
Net realized and unrealized
gain (loss) on investments	(1.29)	(.14)	.04	(.29)	.15
Total from Investment Operations	(.80)	.38	.52	.12	.56
Distributions:
Dividends from investment income—net	(.49)	(.52)	(.49)	(.43)	(.42)
Dividends from net realized
gain on investments	—	—	(.14)	(.13)	(.01)
Total Distributions	(.49)	(.52)	(.63)	(.56)	(.43)
Net asset value, end of period	9.59	10.88	11.02	11.13	11.57

Total Return (%)	(7.68)	3.56	4.87	1.03	5.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.61	.60	.60	.60
Ratio of net expenses
to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	4.51	4.69	4.37	3.57	3.57
Portfolio Turnover Rate[c]	343.74	436.92	458.50	388.58	202.27

Net Assets, end of period ($ x 1,000)	5,985	9,954	9,756	11,794	13,203

a	Effective June 1, 2007, Class R were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2008,
October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 were 121.35%, 344.58%,
239.66%, 188.33% and 144.28%, respectively.
See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Limited Term Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series,including the fund. The fund’s investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liq-uidity.Although the fund may invest in obligations with different remaining maturities, the fund’s average maturity normally will not exceed ten years.The Dreyfus Corporation (the“Manager”or“Dreyfus”),a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Limited Term Income Fund” to “Dreyfus Limited Term Income Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 250 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent

The Fund

33

NOTES TO FINANCIAL STATEMENTS (continued)

deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other

34

assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund

35

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the

36

period ended October 31, 2008, The Bank of New York Mellon earned $10,818 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund

37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $52,127, accumulated capital losses $2,026,108 and unrealized depreciation $3,252,241.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the $980,113 of the carryover expires in fiscal 2014, $155,048 expires in fiscal 2015 and $890,947 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 was as follows: ordinary income $1,387,643 and $1,512,987, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-downs gains and losses on mortgage-backed securities, foreign currency

38

transactions, consent fees and treatment of swap periodic payments, the fund increased accumulated undistributed investment income-net by $21,577, decreased accumulated net realized gain (loss) on investments by $21,568 and decreased paid-in capital by $9. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2008, the fund did not borrow under either Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and

The Fund

39

NOTES TO FINANCIAL STATEMENTS (continued)

expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008, with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2008, the Distributor retained $156 from commissions earned on sales of the fund’s Class A shares and $5,400 and $1,420 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily

40

intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2008, Class A, Class B and Class C shares were charged $36,555, $13,479 and $33,971, respectively, pursuant to their respective Plans. During the period ended October 31, 2008, Class B and Class C shares were charged $6,739 and $16,986, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $13,728, Rule 12b-1 distribution plan fees $6,098 and service plan fees $1,673.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions, during the period ended October 31, 2008, amounted to $139,590,315 and $151,253,168, respectively, of which $90,308,948 in purchases and $90,483,962 in sales were from mortgage dollar roll transactions.

The Fund

41

NOTES TO FINANCIAL STATEMENTS (continued)

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2008, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund

42

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended October 31, 2008:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2007	1,500,000	1,841
Contracts written	29,202,000	296,990
Contracts terminated:
Closed	18,059,000	172,338	202,127	(29,789)
Expired	8,303,000	68,367	—	68,367
Total contracts
terminated	26,362,000	240,705	202,127	38,578
Contracts outstanding
October 31, 2008	4,340,000	58,126

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency

The Fund

43

NOTES TO FINANCIAL STATEMENTS (continued)

exchange contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at October 31, 2008:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Brazilian Real,
Expiring 12/17/2008	60,000	25,918	27,266	1,348
Sales:		Proceeds ($)
Brazilian Real,
Expiring 11/14/2008	290,000	117,767	133,050	(15,283)
Total				(13,935)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and /or liability on the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on termination date. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is

44

providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swaps entered into by the fund at October 31, 2008:

Notional	Reference		(Pay)/Receive	Unrealized
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

215,000	General Electric
Capital, 6%,
	6/15/2012	CITICORP	4.80 12/20/2013	(4,312)

The fund may enter into interest rate swaps, which involve the exchange of commitments to pay and receive interest based on a notional principal amount.At October 31, 2008, the fund had no open interest rate swaps.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2008, the cost of investments for federal income tax purposes was $35,120,298; accordingly, accumulated net unrealized depreciation on investments was $3,245,389, consisting of $47,810 gross unrealized appreciation and $3,293,199 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund

45

NOTES TO FINANCIAL STATEMENTS (continued)

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4,“Disclosures about Credit Derivatives and Certain Guarantees”: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

NOTE 5—Plan of Reorganization:

On July 24, 2008, the Board of Directors of the Company approved and on October 15, 2008, the shareholders of the fund approved an Agreement and Plan of Reorganization between the Company, on behalf of the fund, and Dreyfus Investment Funds, Inc. on behalf of Dreyfus Intermediate Term Income Fund (the “Acquiring Fund”).The merger provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). In anticipation of the Reorganization, effective August 29, 2008, the fund was closed to any investments for new accounts.The Reorganization took place on December 17, 2008.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statements of investments,financial futures and options written of Dreyfus Limited Term Income Fund (formerly Dreyfus Premier Limited Term Income Fund) a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Limited Term Income Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended,in conformity with U.S.generally accepted accounting principles.

New York, New York December 23, 2008

The Fund

47

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 98.01% of ordinary income dividends paid during the fiscal year ended October 31, 2008 as qualifying “interest related dividends”.

PROXY RESULTS (Unaudited)

The Dreyful/Laurel Funds,Inc.,held a special meeting of shareholders on October 15, 2008.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes for	Authority Withheld	Abstain

To approve an Agreement and Plan of
Reorganization providing for the
transfer of all of the assets of the
fund to Dreyfus Intermediate Term
Income Fund (the “Acquiring Fund”)	1,798,672	22,531	77,489

48

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

The Fund

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

50

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

The Fund

51

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

52

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statement of Changes in Net Assets

22	Financial Highlights

27	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Important Tax Information

38	Board Members Information

40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus

Small Cap Value Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Small Cap Value Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum,depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation

November 17, 2008 2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Ronald P. Gala and Adam T. Logan, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Small Cap Value Fund’s Class A shares produced a total return of –35.70%, Class B shares produced a total return of –36.20%, Class C shares produced a total return of –36.19%, Class I shares produced a total return of –35.57% and Class T shares produced a total return of –35.91% .1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), returned –30.54% for the same period.2

During a highly challenging reporting period, stock prices tumbled along with virtually all other asset classes as an intensifying financial crisis and fears of global recession depressed investor sentiment. The fund produced lower total returns than its benchmark due in large part to disappointments in the financials and industrials sectors.

The Fund’s Investment Approach

The fund, which seeks capital appreciation, normally invests at least 80% of its assets in stocks of small U.S. companies.We use a disciplined process that combines computer-modeling techniques, fundamental analysis and risk management techniques to select undervalued stocks, which are normally characterized by relatively low price-to-earnings and low price-to-book ratios. Using this systematic approach, we select what we believe to be the most attractive companies from this pool of undervalued stocks.The fund is constructed with an emphasis on diversification and risk management, so that its sector weightings and risk characteristics are generally in line with those of its benchmark.

Volatility Increases as Financial Crisis Intensifies

A credit crisis that dominated much of the reporting period later developed into a full-blown global financial crisis amid an onslaught of negative economic news, including falling home prices, rising

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

unemployment and sluggish consumer spending.As concerns over the economic slowdown in the final months of the reporting period spread, market became increasingly risk averse and investors began to discount the impact tighter credit would have on future earnings.

The Federal Reserve Board (the “Fed”) responded aggressively to these developments by reducing short-term interest rates early in the reporting period and, in March 2008, participating in the rescue of a major investment bank.Although stocks subsequently rallied, the rebound proved to be short-lived. Over the summer, additional government rescues were announced for some of America’s largest financial institutions, while others were acquired by former rivals at fire-sale prices. In September, the financial crisis threatened to spin out of control, and the global banking system came close to collapse.

The U.S. Congress responded to the crisis by making $700 billion available to banks through the Troubled Asset Relief Program. In addition, the Fed and several of the world’s major central banks announced unprecedented, coordinated reductions in short-term interest rates. Nonetheless, the reporting period ended with all major stock market indices reporting negative double-digit returns.

Commodities’ Weakness Weighed on Industrials

After climbing over much of the reporting period, commodity prices fell sharply as the economic slowdown gained momentum. Despite relatively robust earnings reports, industrial stocks fell along with commodity prices, led by industrial materials producers and metals-and-mining companies. For example, despite reporting strong results and raising guidance in August, Greif Inc., a manufacturer of industrial packaging, plunged more than 38% in October as investors fled more economically sensitive stocks toward traditional safe havens.

Not surprisingly, the financial crisis produced damaging results in the financials sector, particularly among holdings within the bank and real estate investment trust (REIT) industries. Commercial-property REIT Lexington Realty Trust lost more than half its value during the last month of the reporting period. Declining markets and fund outflows at the end of the reporting period weighed on mutual fund managerWadell

4

& Reed Financial. Due to disappointing results, we eliminated several financial stocks from the fund’s portfolio, including East West Bancorp, which reported lower earnings and withdrew full-year guidance.

Some Positives in a Distressing Downtrend

On the other hand, several bright spots contributed positively to the fund’s relative performance. Insurance carrier Philadelphia Consolidated Holding agreed to be acquired, sparking a sharp rise in its share price. In the health care sector,the fund benefited from several biotechnology and pharmaceutical holdings, including drug developer Sciele Pharma, whose shares surged on news of a cash buyout offer.We sold the fund’s position in both Philadelphia Consolidated and Sciele Pharma during the reporting period. Marvel Entertainment fared well due to licensing fees derived from the Iron Man and Spider-Man franchises.

Maintaining a Diversified Approach

As of the reporting period’s end, the fund has continued to look for attractively valued stocks using a fundamentals-based evaluation process that focuses on companies with sound balance sheets, solid cash flows and positive earnings momentum.At the same time, we have intensified our emphasis on diversification, which we regard as an important risk management tool in today’s highly volatile market environment. With stocks of more than 220 companies in the fund’s portfolio, we believe that diversification can effectively mute the effects of unexpected disappointments in individual holdings on the overall fund’s performance.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until April 4, 2009. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Small Cap Value Fund Class A shares, Class B shares, Class C shares and Class I shares and the Russell 2000 Value Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Small Cap Value Fund on 10/31/98 to a $10,000 investment made in the Russell 2000 Value Index (the
“Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class I shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The
Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		(39.39)%	(0.75)%	5.00%
without sales charge		(35.70)%	0.43%	5.63%
Class B shares
with applicable redemption charge †		(38.31)%	(0.57)%	5.18%
without redemption		(36.20)%	(0.30)%	5.18%
Class C shares
with applicable redemption charge ††		(36.72)%	(0.31)%	4.85%
without redemption		(36.19)%	(0.31)%	4.85%
Class I shares		(35.57)%	0.68%	5.90%
Class T shares
with applicable sales charge (4.5%)	3/1/00	(38.79)%	(0.76)%	—	5.78%
without sales charge	3/1/00	(35.91)%	0.17%	—	6.35%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small CapValue Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 5.90	$ 9.19	$ 9.19	$ 4.76	$ 7.00
Ending value (after expenses)	$751.90	$748.60	$749.00	$752.30	$750.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 6.80	$ 10.58	$ 10.58	$ 5.48	$ 8.06
Ending value (after expenses)	$1,018.40	$1,014.63	$1,014.63	$1,019.71	$1,017.14

† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.09% for Class B, 2.09% for
Class C, 1.08% for Class I and 1.59% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—100.8%	Shares	Value ($)

Banks—11.8%
Bank of the Ozarks	19,900	604,960
Community Bank System	49,400 [a]	1,232,530
CVB Financial	153,830 [a]	1,947,488
F.N.B	55,800 [a]	730,980
First Commonwealth Financial	109,250 [a]	1,208,305
Glacier Bancorp	79,000 [a]	1,593,430
Hancock Holding	22,900 [a]	1,011,264
National Penn Bancshares	80,000 [a]	1,355,200
Old National Bancorp	86,300 [a]	1,634,522
Oriental Financial Group	60,950	989,828
S&T Bancorp	46,850	1,597,585
Sterling Bancorp	41,850	656,208
Sterling Bancshares	148,900	1,185,244
SVB Financial Group	33,900 [a,b]	1,744,155
UMB Financial	32,950 [a]	1,493,624
Umpqua Holdings	23,950 [a]	407,629
Westamerica Bancorporation	17,700 [a]	1,013,325
		20,406,277
Consumer Discretionary—13.1%
Aeropostale	26,900 [a,b]	651,249
AnnTaylor Stores	36,800 [b]	462,576
ATC Technology	36,700 [b]	804,831
Barnes & Noble	21,500 [a]	405,920
Blyth	68,600	589,960
Buckle	20,400 [a]	537,336
Cato, Cl. A	52,800	819,456
CEC Entertainment	20,250 [b]	520,020
Charlotte Russe Holding	24,500 [a,b]	207,025
Choice Hotels International	31,650 [a]	865,311
Collective Brands	88,400 [b]	1,130,636
Corinthian Colleges	50,600 [b]	722,568
Cox Radio, Cl. A	66,150 [a,b]	360,517
Deckers Outdoor	9,850 [a,b]	835,871
DSW, Cl. A	54,500 [a,b]	704,685
Genesco	39,300 [a,b]	975,033
Gymboree	20,250 [b]	523,665

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Helen of Troy	36,800 [b]	662,032
International Speedway, Cl. A	17,129	537,679
Jack in the Box	19,150 [a,b]	384,915
JAKKS Pacific	36,800 [a,b]	823,216
Live Nation	36,400 [a,b]	409,500
Martha Stewart Living Omnimedia, Cl. A	160,450 [a,b]	839,154
Marvel Entertainment	25,750 [a,b]	828,893
Movado Group	61,750	939,218
Papa John’s International	24,100 [b]	543,696
PetMed Express	24,400 [b]	430,904
Polaris Industries	28,400 [a]	956,228
RC2	23,700 [b]	300,990
RCN	55,850 [a,b]	360,233
Rent-A-Center	95,950 [a,b]	1,400,870
Steven Madden	21,750 [b]	473,715
Timberland, Cl. A	74,400 [b]	900,240
Wolverine World Wide	32,950 [a]	774,325
		22,682,467
Consumer Staples—3.2%
Andersons	40,200 [a]	1,070,526
Bare Escentuals	117,800 [a,b]	492,404
Chiquita Brands International	58,350 [a,b]	796,477
Del Monte Foods	112,500	709,875
Elizabeth Arden	53,050 [b]	917,234
Hansen Natural	22,050 [a,b]	558,306
Nu Skin Enterprises, Cl. A	83,800	1,080,182
		5,625,004
Energy—3.1%
Callon Petroleum	62,050 [b]	640,356
Gulf Island Fabrication	15,250	300,577
Holly	34,450	676,253
Parker Drilling	88,900 [a,b]	455,168
Stone Energy	32,350 [b]	981,499
Swift Energy	57,600 [a,b]	1,847,808
Unit	14,700 [b]	551,838
		5,453,499

10

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—.3%
iShares Russell 2000 Value Index Fund	8,350 [a]	443,719
Financial—24.1%
American Equity Investment Life Holding	76,150 [a]	344,198
American Physicians Capital	12,650 [a]	517,511
Amerisafe	43,100 [b]	743,044
AmTrust Financial Services	57,150	561,213
Aspen Insurance Holdings	58,350	1,339,716
BioMed Realty Trust	58,350 [a]	819,817
Calamos Asset Management, Cl. A	36,350	298,433
Cash America International	30,400	1,075,248
Cedar Shopping Centers	93,900 [a]	897,684
Cohen & Steers	42,650 [a]	774,950
Corporate Office Properties Trust	21,950 [a]	682,425
Dime Community Bancshares	66,100	1,103,870
Entertainment Properties Trust	20,800	778,960
Extra Space Storage	100,650	1,158,481
EZCORP, Cl. A	52,000 [b]	823,680
FCStone Group	17,700 [b]	105,315
First Industrial Realty Trust	32,750 [a]	338,635
First Niagara Financial Group	106,100 [a]	1,673,197
FirstMerit	83,800	1,954,216
FPIC Insurance Group	12,150 [b]	543,834
Glimcher Realty Trust	149,800 [a]	784,952
Greenhill & Co.	12,650 [a]	834,520
Highwoods Properties	31,000 [a]	769,420
Interactive Brokers Group, Cl. A	32,950 [b]	704,141
Knight Capital Group, Cl. A	120,850 [a,b]	1,747,491
Lexington Realty Trust	145,550	1,168,767
Medical Properties Trust	55,550 [a]	409,959
National Retail Properties	65,750 [a]	1,172,323
Omega Healthcare Investors	59,650 [a]	898,926
optionsXpress Holdings	44,150	784,104
Pennsylvania Real Estate Investment Trust	48,200 [a]	609,730
Penson Worldwide	86,600 [b]	618,324
Phoenix Cos.	63,350 [a]	409,875
Platinum Underwriters Holdings	29,200	926,808

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
ProAssurance	31,150 [a,b]	1,711,693
Provident Financial Services	74,900	1,098,034
Provident New York Bancorp	73,750	887,950
Realty Income	41,850 [a]	967,572
Safety Insurance Group	31,650	1,202,384
Selective Insurance Group	52,250	1,240,938
Senior Housing Properties Trust	65,700 [a]	1,259,469
Sunstone Hotel Investors	89,700 [a]	587,535
Susquehanna Bancshares	73,650 [a]	1,140,839
SWS Group	52,050	966,048
U-Store-It Trust	69,800	478,828
Waddell & Reed Financial, Cl. A	35,450	514,734
World Acceptance	20,300 [a,b]	375,144
Zenith National Insurance	32,950 [a]	1,082,737
		41,887,672
Health Care—4.4%
AMERIGROUP	26,550 [b]	663,750
Analogic	8,800	388,608
Centene	50,750 [b]	956,130
CONMED	17,000 [b]	445,400
CV Therapeutics	85,800 [a,b]	800,514
HealthSpring	44,200 [b]	730,184
ICU Medical	35,900 [b]	1,149,877
Invacare	44,500	809,455
MedCath	41,850 [b]	645,327
ViroPharma	85,000 [a,b]	1,065,900
		7,655,145
Industrial—14.5%
Acuity Brands	21,550 [a]	753,388
American Reprographics	39,300 [a,b]	418,152
Ameron International	12,300	578,100
Apogee Enterprises	41,850	412,641
Applied Industrial Technologies	45,950 [a]	927,730
Arkansas Best	32,150 [a]	938,458
AZZ	13,900 [b]	405,602
Ceradyne	38,650 [b]	908,275
Columbus McKinnon	53,350 [b]	749,034

12

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Comfort Systems USA	109,850	1,024,900
Deluxe	50,000	608,000
Ducommun	25,150	507,778
Dycom Industries	83,400 [b]	740,592
EMCOR Group	88,750 [a,b]	1,577,087
Encore Wire	71,000 [a]	1,361,070
EnPro Industries	15,350 [a,b]	340,923
Gibraltar Industries	34,300 [a]	454,475
Granite Construction	19,000	677,730
HEICO	29,200 [a]	1,123,324
Herman Miller	51,000 [a]	1,122,000
Insteel Industries	36,850	378,081
Knoll	39,300	568,278
Korn/Ferry International	71,700 [b]	995,913
Layne Christensen	19,550 [a,b]	513,774
MPS Group	119,350 [a,b]	929,737
Mueller Industries	33,350 [a]	762,715
NCI Building Systems	37,300 [b]	694,153
Pacer International	52,000	587,080
Perini	17,200 [a,b]	327,144
Regal-Beloit	31,650 [a]	1,030,524
Robbins & Myers	38,400	783,360
United Rentals	56,500 [b]	579,125
United Stationers	13,700 [b]	512,243
Universal Forest Products	17,100	404,415
Watson Wyatt Worldwide, Cl. A	9,550	405,589
		25,101,390
Information Technology—14.0%
ADC Telecommunications	49,450 [b]	313,513
Advanced Energy Industries	83,800 [a,b]	894,146
Amkor Technology	189,700 [b]	770,182
Arris Group	129,800 [a,b]	896,918
Avocent	53,200 [a,b]	799,064
Benchmark Electronics	82,300 [b]	986,777
Brightpoint	109,500 [b]	630,720
Brooks Automation	81,600 [b]	558,960
Checkpoint Systems	36,600 [b]	461,526

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
CTS	50,750	354,742
Cymer	31,950 [a,b]	781,817
EMS Technologies	33,150 [b]	692,835
Emulex	60,950 [a,b]	579,025
Entegris	137,100 [b]	368,799
Harmonic	154,900 [b]	1,101,339
Heartland Payment Systems	38,250 [a]	665,932
Insight Enterprises	89,100 [b]	866,943
Interwoven	40,250 [a,b]	507,552
Ixia	93,900 [a,b]	625,374
Methode Electronics	58,900	447,051
Micrel	68,600 [a]	504,210
MicroStrategy, Cl. A	11,450 [a,b]	450,787
MKS Instruments	43,100 [b]	799,505
NETGEAR	48,150 [b]	532,058
Oplink Communications	3,007 [b]	24,417
OSI Systems	34,350 [b]	395,025
Park Electrochemical	20,500 [a]	443,210
Perficient	68,600 [a,b]	376,614
Perot Systems, Cl. A	44,300 [a,b]	637,477
Plantronics	58,350	842,574
QLogic	56,800 [b]	682,736
Rackable Systems	90,100 [b]	642,413
Rofin-Sinar Technologies	13,150 [a,b]	293,114
Sigma Designs	45,700 [a,b]	506,813
SonicWALL	107,050 [a,b]	479,584
Technitrol	48,200	278,114
TIBCO Software	195,400 [b]	1,006,310
United Online	165,498	1,224,685
Vignette	52,000 [b]	422,240
Zoran	44,050 [a,b]	358,567
		24,203,668
Materials—4.6%
Ashland	45,700	1,032,363
Buckeye Technologies	48,200 [b]	283,898

14

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Carpenter Technology	21,550	390,055
Ferro	37,000	572,760
Greif, Cl. A	29,350	1,191,023
Koppers Holdings	30,400 [a]	723,216
NewMarket	7,150 [a]	269,484
Olin	57,250 [a]	1,039,660
Olympic Steel	20,500 [a]	468,630
Pactiv	21,900 [b]	515,964
Rock-Tenn, Cl. A	20,900	635,569
Schnitzer Steel Industries, Cl. A	11,950 [a]	321,814
Schulman (A.)	34,250 [a]	613,418
		8,057,854
Telecommunication Services—.3%
Cincinnati Bell	201,150 [a,b]	480,748
Utilities—7.4%
Atmos Energy	36,000	873,720
Avista	43,800 [a]	869,868
Cleco	42,250 [a]	972,172
El Paso Electric	31,850 [a,b]	589,862
Laclede Group	24,100	1,260,912
New Jersey Resources	39,300 [a]	1,463,532
Nicor	43,850	2,026,309
Northwest Natural Gas	21,050	1,071,024
Portland General Electric	26,000	533,520
Southwest Gas	46,150	1,205,438
WGL Holdings	59,850 [a]	1,926,572
		12,792,929
Total Common Stocks
(cost $231,456,996)		174,790,372

Other Investment—.3%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $604,000)	604,000 [c]	604,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—25.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $44,843,698)	44,843,698 [c]	44,843,698

Total Investments (cost $276,904,694)	127.0%	220,238,070
Liabilities, Less Cash and Receivables	(27.0%)	(46,810,989)
Net Assets	100.0%	173,427,081

a All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $44,615,001 and the total market value of the collateral held by the fund is $45,294,597, consisting of cash collateral of 44,843,698 and U.S. Government and agency securities valued at $450,899.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Money Market Investments	26.2	Materials	4.6
Financial	24.1	Health Care	4.4
Industrial	14.5	Consumer Staples	3.2
Information Technology	14.0	Energy	3.1
Consumer Discretionary	13.1	Exchange Traded Funds	.3
Banks	11.8	Telecommunication Services	.3
Utilities	7.4		127.0

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,615,001)—Note 1(b):
Unaffiliated issuers				231,456,996	174,790,372
Affiliated issuers				45,447,698	45,447,698
Cash					185,588
Receivable for investment securities sold					1,000,708
Dividends and interest receivable					332,328
Receivable for shares of Capital Stock subscribed					199,497
					221,956,191

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					211,399
Liability for securities on loan—Note 1(b)					44,843,698
Payable for shares of Capital Stock redeemed					2,729,601
Payable for investment securities purchased					729,570
Interest payable—Note 2					14,842
					48,529,110

Net Assets ($)					173,427,081

Composition of Net Assets ($):
Paid-in capital					311,984,911
Accumulated undistributed investment income—net					1,352,492
Accumulated net realized gain (loss) on investments					(83,243,698)
Accumulated net unrealized appreciation
(depreciation) on investments					(56,666,624)

Net Assets ($)					173,427,081

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	77,814,350	6,588,858	11,934,813	68,233,246	8,855,814
Shares Outstanding	6,438,312	596,396	1,078,565	5,534,123	751,465

Net Asset Value
Per Share ($)	12.09	11.05	11.07	12.33	11.78

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $3,491 foreign taxes withheld at source):
Unaffiliated issuers	5,623,815
Affiliated issuers	65,573
Income from securities lending	676,568
Total Income	6,365,956
Expenses:
Management fee—Note 3(a)	4,649,889
Distribution and service plan fees—Note 3(b)	772,505
Interest expense—Note 2	20,812
Directors’ fees—Note 3(a)	15,112
Loan commitment fees—Note 2	5,807
Total Expenses	5,464,125
Less—reduction in management fee
due to undertaking—Note 3(a)	(556,243)
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(15,112)
Net Expenses	4,892,770
Investment Income—Net	1,473,186

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(83,265,215)
Net unrealized appreciation (depreciation) on investments	(59,977,721)
Net Realized and Unrealized Gain (Loss) on Investments	(143,242,936)
Net (Decrease) in Net Assets Resulting from Operations	(141,769,750)

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	1,473,186	2,032,846
Net realized gain (loss) on investments	(83,265,215)	74,485,782
Net unrealized appreciation
(depreciation) on investments	(59,977,721)	(49,375,286)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(141,769,750)	27,143,342

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(295,948)
Class I Shares	(476,309)	(905,635)
Net realized gain on investments:
Class A Shares	(30,009,185)	(26,507,825)
Class B Shares	(2,747,963)	(2,198,920)
Class C Shares	(4,774,257)	(4,570,698)
Class I Shares	(35,458,048)	(21,548,999)
Class T Shares	(2,646,008)	(1,882,790)
Total Dividends	(76,111,770)	(57,910,815)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	46,871,194	77,769,152
Class B Shares	606,170	508,829
Class C Shares	2,475,509	2,709,654
Class I Shares	58,003,444	90,000,701
Class T Shares	4,577,191	5,995,935

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2008	2007[a]

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	22,960,613	20,599,310
Class B Shares	2,008,397	1,648,557
Class C Shares	2,484,535	2,559,740
Class I Shares	27,013,595	16,645,108
Class T Shares	2,050,095	1,307,584
Cost of shares redeemed:
Class A Shares	(126,138,385)	(260,618,892)
Class B Shares	(7,061,179)	(7,699,833)
Class C Shares	(13,458,442)	(21,929,692)
Class I Shares	(181,661,730)	(85,162,355)
Class T Shares	(8,536,992)	(9,234,874)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(167,805,985)	(164,901,076)
Total Increase (Decrease) in Net Assets	(385,687,505)	(195,668,549)

Net Assets ($):
Beginning of Period	559,114,586	754,783,135
End of Period	173,427,081	559,114,586
Undistributed investment income—net	1,352,492	1,072,066

20

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	2,855,944	3,388,122
Shares issued for dividends reinvested	1,347,903	929,978
Shares redeemed	(7,775,272)	(11,209,606)
Net Increase (Decrease) in Shares Outstanding	(3,571,425)	(6,891,506)

Class Bb
Shares sold	38,759	24,312
Shares issued for dividends reinvested	128,148	79,192
Shares redeemed	(475,546)	(356,610)
Net Increase (Decrease) in Shares Outstanding	(308,639)	(253,106)

Class C
Shares sold	159,781	128,148
Shares issued for dividends reinvested	158,322	122,790
Shares redeemed	(875,138)	(1,017,765)
Net Increase (Decrease) in Shares Outstanding	(557,035)	(766,827)

Class I
Shares sold	3,493,640	3,846,991
Shares issued for dividends reinvested	1,555,548	740,397
Shares redeemed	(11,101,439)	(3,665,627)
Net Increase (Decrease) in Shares Outstanding	(6,052,251)	921,761

Class T
Shares sold	289,744	265,977
Shares issued for dividends reinvested	123,188	60,034
Shares redeemed	(538,715)	(411,455)
Net Increase (Decrease) in Shares Outstanding	(125,783)	(85,444)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended October 31, 2008, 160,701 Class B shares representing $2,408,699 were automatically converted to 147,611 Class A shares and during the period ended October 31, 2007, 92,712 Class B shares representing $2,020,908 were automatically converted to 86,984 Class A shares.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	22.34	23.55	21.49	20.19	17.43
Investment Operations:
Investment income (loss)—net[a]	.06	.06	.06	(.02)	.03
Net realized and unrealized
gain (loss) on investments	(7.11)	.72	2.70	2.46	3.50
Total from Investment Operations	(7.05)	.78	2.76	2.44	3.53
Distributions:
Dividends from investment income—net	—	(.02)	—	—	—
Dividends from net realized
gain on investments	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Total Distributions	(3.20)	(1.99)	(.70)	(1.14)	(.77)
Net asset value, end of period	12.09	22.34	23.55	21.49	20.19

Total Return (%)[b]	(35.70)	3.42	13.18	12.29	20.86

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.50	1.50	1.50	1.50
Ratio of net expenses
to average net assets	1.36	1.42	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.34	.27	.27	(.08)	.16
Portfolio Turnover Rate	78.10	66.35	89.62	100.57	136.35

Net Assets, end of period ($ x 1,000)	77,814	223,590	398,035	387,991	116,828

a	Based on average shares outstanding at each month end
b	Exclusive of sales charge.
See notes to financial statements.

22

		Year Ended October 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	20.86	22.25	20.50	19.44	16.91
Investment Operations:
Investment (loss)—net[a]	(.06)	(.10)	(.10)	(.18)	(.13)
Net realized and unrealized
gain (loss) on investments	(6.55)	.68	2.55	2.38	3.43
Total from Investment Operations	(6.61)	.58	2.45	2.20	3.30
Distributions:
Dividends from net realized
gain on investments	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Net asset value, end of period	11.05	20.86	22.25	20.50	19.44

Total Return (%)[b]	(36.20)	2.65	12.28	11.44	20.18

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26	2.25	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.11	2.17	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.42)	(.46)	(.48)	(.86)	(.73)
Portfolio Turnover Rate	78.10	66.35	89.62	100.57	136.35

Net Assets, end of period ($ x 1,000)	6,589	18,876	25,767	31,755	23,897

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	20.89	22.28	20.52	19.46	16.94
Investment Operations:
Investment (loss)—net[a]	(.06)	(.10)	(.10)	(.17)	(.12)
Net realized and unrealized
gain (loss) on investments	(6.56)	.68	2.56	2.37	3.41
Total from Investment Operations	(6.62)	.58	2.46	2.20	3.29
Distributions:
Dividends from net realized
gain on investments	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Net asset value, end of period	11.07	20.89	22.28	20.52	19.46

Total Return (%)[b]	(36.19)	2.65	12.32	11.49	20.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26	2.25	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.11	2.17	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.43)	(.48)	(.48)	(.84)	(.63)
Portfolio Turnover Rate	78.10	66.35	89.62	100.57	136.35

Net Assets, end of period ($ x 1,000)	11,935	34,161	53,520	65,973	26,828

a	Based on average shares outstanding at each month
b	Exclusive of sales charge.
See notes to financial statements.

24

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	22.72	23.92	21.77	20.39	17.54
Investment Operations:
Investment income—net[b]	.11	.13	.12	.04	.10
Net realized and unrealized
gain (loss) on investments	(7.26)	.72	2.73	2.48	3.52
Total from Investment Operations	(7.15)	.85	2.85	2.52	3.62
Distributions:
Dividends from investment income—net	(.04)	(.08)	—	—	—
Dividends from net realized
gain on investments	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Total Distributions	(3.24)	(2.05)	(.70)	(1.14)	(.77)
Net asset value, end of period	12.33	22.72	23.92	21.77	20.39

Total Return (%)	(35.57)	3.68	13.43	12.58	21.26

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.25	1.25	1.25	1.25
Ratio of net expenses
to average net assets	1.11	1.16	1.25	1.25	1.25
Ratio of net investment income
to average net assets	.62	.57	.53	.20	.58
Portfolio Turnover Rate	78.10	66.35	89.62	100.57	136.35

Net Assets, end of period ($ x 1,000)	68,233	263,262	255,151	187,464	15,740

a	Effective June1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	21.92	23.17	21.21	19.99	17.30
Investment Operations:
Investment income (loss)—net[a]	.01	.01	.01	(.07)	(.02)
Net realized and unrealized
gain (loss) on investments	(6.95)	.71	2.65	2.43	3.48
Total from Investment Operations	(6.94)	.72	2.66	2.36	3.46
Distributions:
Dividends from net realized
gain on investments	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Net asset value, end of period	11.78	21.92	23.17	21.21	19.99

Total Return (%)[b]	(35.91)	3.18	12.88	12.00	20.61

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.76	1.75	1.75	1.75	1.75
Ratio of net expenses
to average net assets	1.61	1.66	1.75	1.75	1.75
Ratio of net investment income
(loss) to average net assets	.06	.05	.03	(.32)	(.12)
Portfolio Turnover Rate	78.10	66.35	89.62	100.57	136.35

Net Assets, end of period ($ x 1,000)	8,856	19,227	22,310	15,353	3,282

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund was closed to new investors. Effective June 16, 2008, the fund reopened to new investors.

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Small Cap Value Fund” to “Dreyfus Small Cap Value Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an 100 million shares of $.001 par value shares of capital stock in the following classes of shares: Class A, Class B, Class C and Class I and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front end sales charge, while Class B and Class C are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial services providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with

28

the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the funds policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2008, The Bank of New York Mellon earned $289,958, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the

30

current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,086,800, accumulated capital losses $82,291,775 and unrealized depreciation $57,352,855.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows: ordinary income $37,494,465 and $30,811,669 and long-term capital gains $38,617,305 and $27,099,146, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $716,451 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was $671,900 with a related weighted average annualized interest rate of 3.10% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone

32

and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008, with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed from November 1, 2007 through April 4, 2008 to waive receipt of a portion of the fund’s management fee, in the amount of .12% of the value of the fund’s average daily net assets and thereafter has agreed from April 5, 2008 through April 4, 2009 to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $556,243 during the period ended October 31, 2008.

During the period ended October 31, 2008, the Distributor retained $5,582 and $5 from commissions earned on sales of fund’s Class A and Class T shares, respectively, and $64,250 and $2,698 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of ClassT shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B,Class C and ClassT shares.During the period ended October 31, 2008, Class A, Class B, Class C and Class T shares were charged $375,913,$90,690,$155,745 and $34,006,respectively,pursuant to their respective Plans.Class B,Class C and ClassT shares were charged $30,230,$51,915 and $34,006,respectively,pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $196,870, Rule 12b-1 distribution plan fees $31,447 and service plan fees $5,962, which are offset against an expense reimbursement currently in effect in the amount of $22,880.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $290,729,624 and $528,646,947, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $277,590,925; accordingly, accumulated net unrealized depreciation on investments was $57,352,855, consisting of $5,168,094 gross unrealized appreciation and $62,520,949 gross unrealized depreciation.

34

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

Effective on or about December 3, 2008, no investments for new accounts were permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Small Cap Value Fund (formerly Dreyfus Premier Small Cap Value Fund), a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Value Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 19, 2008

36

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund also hereby designates 24.71% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $13,117 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also, the fund hereby designates $1.6178 per share as a long-term capital gain distribution and $1.5602 per share as a short-term capital gain distribution of the $3.1780 per share paid on December 18, 2007 and also designates $.0160 per share as a long-term capital gain distribution and $.0060 per share as a short-term capital gain distribution of the $.0220 per share paid on March 26, 2008.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65) Chairman of the Board (1999) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years: Corporate Director and Trustee

Other Board Memberships and Affiliations:

 Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

———————

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

38

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

 Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

40

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since July 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	July 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

The Fund 41

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
21	Statement of Financial Futures
21	Statement of Options Written
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
44	Report of Independent Registered
Public Accounting Firm
45	Important Tax Information
46	Board Members Information
48	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Income Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Strategic Income Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for fixed-income investors. A credit crunch that began in 2007 has developed into a full-blown global financial crisis,recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort.The U.S. economic slowdown also has gathered momentum, depressing investor sentiment and consumer confidence. These factors undermined returns in the bond market’s higher-yielding sectors, including high yield corporate and municipal securities, and even the traditional safe haven of U.S. government securities has encountered heightened yield volatility. The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar and a large pool of worldwide financial liquidity that could be deployed gradually to riskier assets as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Kent Wosepka, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Strategic Income Fund’s Class A, Class C and Class I shares produced total returns of –14.21%, –14.95% and –14.06%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), produced a total return of 0.30% for the same period.2 In addition, the fund is reported in the Lipper Multi-Sector Income Funds category, and the average total return for all funds reported in this Lipper category was –15.36 for the reporting period.3

With the notable exception of U.S.Treasury securities,most sectors of the U.S.bond market suffered as a global financial crisis intensified during the reporting period, culminating in the near collapse of the U.S. and global banking systems in September 2008.The fund’s significant underperfor-mance of the benchmark index was due to its underweighted position in U.S.Treasury securities relative to the benchmark and heavier exposure to higher-yielding market sectors that fared poorly in the downturn.

The Fund’s Investment Approach

The fund seeks high current income as its primary goal and capital appreciation as a secondary goal.To pursue these goals, we typically allocate the fund’s assets across four sectors of the fixed-income market:U.S.high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

Global Financial Crisis Sparked Broad Declines

A credit crunch that began in the sub-prime mortgage market in 2007 developed into a full-blown global financial crisis later in the reporting

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

period, leading to the failures of several major financial institutions.As the crisis came close to spinning out of control in September 2008, very difficult liquidity conditions in various credit markets — including the overnight interbank lending market — nearly led to the collapse of the global banking system. Unprecedented intervention by government authorities, which pumped billions of dollars of liquidity into the system, helped thaw frozen credit markets by the reporting period’s end.These efforts included the passage of the controversial Trouble Asset Relief Program (“TARP”) by the U.S. Congress and coordinated reductions of short-term interest rates by central banks, including the Federal Reserve Board, which lowered the federal funds rate to just 1.00% .

Meanwhile, slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy, giving rise to fears regarding a potentially deep and prolonged recession. Many commodity prices that had soared over the reporting period’s first half plummeted over the second half when demand abated for energy and construction materials worldwide.

As credit-market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests.As a result, selling pressure intensified even among fundamentally sound fixed-income securities, leading to broadly lower prices for corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds and the sovereign debt of developing nations. Lower-rated bonds were particularly hard-hit, while U.S. Treasury securities fared better as newly risk-averse investors flocked to the relatively safe haven provided by U.S. government-backed investments.

Sector Allocation Strategies Weighed on Performance

The fund’s longstanding preference for higher-yielding bond market sectors detracted from its relative performance in this challenging environment. Relatively light exposure to U.S.Treasury securities, which we believe offered unappealing yields, also contributed to lagging relative results. Conversely, overweighted positions in investment-grade and high yield corporate bonds, commercial mortgage-backed securities and asset-backed securities significantly impacted on the fund’s total return despite competitive income streams and sound credit fundamentals underlying the vast majority of its holdings.Within the corporate bond market, an emphasis on banks and finance companies fared particularly poorly.

4

On the other hand, the fund’s interest-rate strategies contributed positively to relative performance, as a “bulleted” emphasis on securities with three- to five-year maturities helped the fund benefit from widening yield differences along the bond market’s maturity range. Similarly, a modestly long average duration helped the fund participate more fully in the benefits of falling U.S. interest rates. Finally, a position in non-dollar securities enabled the fund to capture the benefits of falling interest rates in Europe, and trading strategies employing derivatives helped the fund profit from heightened market volatility.

Anticipating a Return to Fundamentals

As of the reporting period’s end, we have maintained the fund’s overweighted exposure to market sectors that we believe have been punished too severely by the credit crisis.After conducting extensive credit analysis, we have found particularly compelling values among certain commercial mortgage-backed securities and corporate bonds.In our view,these strategies position the fund for better performance potential when the financial crisis recedes. Of course, there is no guarantee when this may occur.

November 17, 2008

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Effective June 1, 2007, Class R shares of the fund were renamed Class I shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1,
2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
3	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Strategic
Income Fund on 7/11/06 (inception date) to a $10,000 investment made in the Barclays Capital U.S.Aggregate
Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/11/06.All dividends and capital gain distributions are reinvested.
The fund invests primarily in fixed-income securities.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/08

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	7/11/06	(18.04)%	(4.44)%
without sales charge	7/11/06	(14.21)%	(2.51)%
Class C shares
with applicable redemption charge †	7/11/06	(15.75)%	(3.27)%
without redemption	7/11/06	(14.95)%	(3.27)%
Class I shares	7/11/06	(14.06)%	(2.31)%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Income Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2008
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 8.84	$ 12.70	$ 7.63
Ending value (after expenses)	$861.60	$858.00	$861.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2008
	Class A	Class C	Class I

Expenses paid per $1,000†	$ 9.58	$ 13.75	$ 8.26
Ending value (after expenses)	$1,015.63	$1,011.46	$1,016.94

† Expenses are equal to the fund’s annualized expense ratio of 1.89% for Class A, 2.72% for Class C and 1.63% Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—87.4%	Rate (%)	Date	Amount ($)		Value ($)

Advertising—.2%
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	60,000		44,400
Aerospace & Defense—.5%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	115,000		96,025
Agricultural—.5%
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	115,000		98,550
Asset-Backed Ctfs./
Auto Receivables—5.4%
AmeriCredit Automobile Receivables
Trust, Ser. 2005-DA, Cl. A3	4.87	12/6/10	9,852		9,702
AmeriCredit Automobile Receivables
Trust, Ser. 2006-BG, Cl. A3	5.21	10/6/11	76,101		74,364
Americredit Prime Automobile
Receivables Trust,
Ser. 2007-1, Cl. E	6.96	3/8/16	305,282	[a]	180,116
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	51,042		49,709
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A2A	5.29	5/17/10	7,326		7,300
Capital One Auto Finance Trust,
Ser. 2006-A, Cl. A3	5.33	11/15/10	7,413		7,386
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. D	6.89	5/15/13	625,000	[a]	447,235
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	250,000	[a]	169,093
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	250,000	[a]	180,544
					1,125,449
Asset-Backed Ctfs./Credit Cards—.3%
American Express Credit Account
Master Trust, Ser. 2007-1, Cl. C	4.83	9/15/14	100,000	[a,b]	73,166
Asset-Backed Ctfs./
Home Equity Loans—.9%
Aames Mortgage Investment Trust,
Ser. 2005-4, Cl. B1	6.01	10/25/35	225,000	[b]	5,372
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A3	3.44	4/25/36	105,000	[b]	89,185

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Countrywide Asset-Backed
Certificates, Ser. 2006-13,
Cl. MV5		3.68	1/25/37	160,000	[b]	15,814
Countrywide Asset-Backed
Certificates, Ser. 2004-3, Cl. M3		4.13	5/25/34	18,394	[b]	11,143
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M8		7.20	9/25/37	250,000		11,900
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2		3.52	11/25/35	65,389	[b]	61,786
						195,200
Automotive, Trucks & Parts—.2%
Goodyear Tire & Rubber,
Gtd. Notes		6.68	12/1/09	35,000	[b]	32,244
Banks—10.6%
BAC Capital Trust XIV,
Bank Gtd. Notes		5.63	12/31/49	240,000	[b]	112,913
Bank of America,
Jr. Sub. Bonds		8.00	12/29/49	105,000	[b]	78,730
Barclays Bank,
Jr. Sub. Bonds		5.93	9/29/49	100,000	[a,b]	53,756
Capital One Financial,
Sr. Unscd. Notes		3.10	9/10/09	225,000	[b]	208,690
Chevy Chase Bank,
Sub. Notes		6.88	12/1/13	80,000		48,400
European Investment Bank,
Sr. Unscd. Notes	NZD	7.00	1/18/12	830,000	[c]	494,067
J.P. Morgan & Co.,
Sub. Notes		6.25	1/15/09	90,000		89,899
KFW,
Gov’t Gtd. Notes	TRY	17.75	4/24/09	725,000	[c]	457,156
Royal Bank of Scotland Group,
Jr. Sub. Bonds		6.99	10/29/49	135,000	[a,b]	72,455
Sovereign Bancorp,
Sr. Unscd. Notes		3.44	3/23/10	160,000	[b]	145,097
Sumitomo Mitsui Banking,
Sub. Notes		5.63	7/29/49	135,000	[a,b]	95,977
SunTrust Preferred Capital I,
Bank Gtd. Notes		5.85	12/31/49	230,000	[b]	126,865

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
USB Capital IX,
Gtd. Notes	6.19	4/15/49	450,000	[b]	234,111
					2,218,116
Building & Construction—.5%
Home Depot,
Sr. Unscd. Notes	5.25	12/16/13	30,000		25,297
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	65,000		38,976
Masco,
Sr. Unscd. Notes	3.12	3/12/10	45,000	[b]	42,396
					106,669
Commercial & Professional
Services—1.5%
Aramark,
Gtd. Notes	8.50	2/1/15	55,000		47,300
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	20,000	[a]	12,500
Donnelley (R.R.) and Sons,
Sr. Unscd. Notes	5.63	1/15/12	150,000		131,177
Donnelley (R.R.) and Sons,
Sr. Unscd. Notes	6.13	1/15/17	110,000		77,955
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	60,000	[a]	36,854
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	30,000	[a]	17,590
					323,376
Commercial Mortgage
Pass-Through Ctfs.—4.8%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	3.62	4/25/34	36,504	[a,b]	32,661
Bayview Commercial Asset Trust,
Ser. 2006-3A, Cl. B3	5.86	10/25/36	380,551	[a,b]	139,852
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	125,000	[a]	120,029
CS First Boston Mortgage
Securities, Ser. 2005-C5, Cl. A4	5.10	8/15/38	125,000	[b]	100,709
CS First Boston Mortgage
Securities, Ser. 2001-CKN5, Cl. A4	5.44	9/15/34	78,517		74,231

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A3		4.65	4/10/40	55,000		51,499
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. K		5.09	3/6/20	100,000	[a,b]	74,391
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. L		5.34	3/6/20	335,000	[a,b]	254,600
SBA CMBS Trust,
Ser. 2005-1A, Cl. C		5.73	11/15/35	25,000	[a]	21,199
SBA CMBS Trust,
Ser. 2006-1A, Cl. D		5.85	11/15/36	65,000	[a]	56,276
Wachovia Bank Commercial Mortgage
Trust, Ser. 2003-C5, Cl. A2		3.99	6/15/35	90,000		75,700
						1,001,147
Diversified Financial Services—13.7%
Ace INA Holdings,
Gtd. Notes		5.80	3/15/18	30,000		24,127
Ameriprise Financial,
Jr. Sub. Notes		7.52	6/1/66	150,000	[b]	74,970
Block Financial,
Gtd. Notes		7.88	1/15/13	100,000		96,975
Capmark Financial Group,
Gtd. Notes		5.88	5/10/12	355,000		88,785
Citigroup,
Sr. Unscd. Notes		5.50	4/11/13	295,000		270,103
Citigroup,
Sr. Sub. Bonds		6.00	10/31/33	5,000		3,396
Citigroup,
Sr. Unscd. Notes		6.13	5/15/18	70,000		60,071
Countrywide Home Loans,
Gtd. Notes		4.13	9/15/09	30,000		28,776
Credit Suisse Guernsey,
Jr. Sub. Notes		5.86	5/29/49	30,000	[b]	17,159
FCE Bank,
Sr. Unscd. Notes	EUR	6.14	9/30/09	180,000	[b,c]	181,241

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Ford Motor Credit,
Sr. Unscd. Notes	5.80	1/12/09	230,000		213,260
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	180,000	[b]	82,716
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	50,000		32,642
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	170,000	[a]	107,950
International Lease Finance,
Sr. Unscd. Notes	6.38	3/25/13	75,000		49,089
Jackson National Life Global,
Sr. Scd. Notes	5.38	5/8/13	55,000	[a]	48,972
Janus Capital Group,
Sr. Unscd. Notes	6.25	6/15/12	220,000		173,537
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	55,000		47,360
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	115,000		101,775
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	340,000		292,400
Lincoln National,
Jr. Sub. Bonds	6.05	4/20/67	130,000	[b]	59,879
Merrill Lynch & Co.,
Sr. Unscd. Notes, Ser. C	4.25	2/8/10	95,000		88,803
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	210,000		191,310
Metropolitan Life Global Funding
I, Sr. Scd. Notes	5.13	4/10/13	100,000	[a]	89,477
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	140,000		125,481
Pacific Life Global Funding,
Notes	5.15	4/15/13	55,000	[a]	46,138
SLM,
Sr. Unscd. Notes, Ser. A	4.50	7/26/10	250,000		195,735
UCI Holdco,
Sr. Unscd. Notes	10.30	12/15/13	60,671	[b]	23,358

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
WEA Finance,
Sr. Notes	7.13	4/15/18	55,000	[a]	43,243
Willis North America,
Gtd. Notes	6.20	3/28/17	20,000		14,596
					2,873,324
Electric Utilities—6.0%
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	60,000		51,198
Dominion Resources,
Sr. Unscd. Notes	6.40	6/15/18	80,000		67,902
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	200,000		169,500
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	350,000	[a]	290,007
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	320,000	[a]	248,000
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	105,000		98,975
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	155,000		127,824
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	35,000		29,448
Nevada Power,
Mortgage Notes	6.50	8/1/18	40,000		33,835
Nisource Finance,
Gtd. Notes	6.40	3/15/18	85,000		61,696
Pacific Gas & Electric,
Sr. Unscd. Notes	6.35	2/15/38	95,000		74,883
					1,253,268
Environmental Control—.7%
Oakmont Asset Trust,
Notes	4.51	12/22/08	60,000	[a]	60,067
Veolia Environnement,
Sr. Unscd. Notes	5.25	6/3/13	85,000		76,949
					137,016

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages—1.6%
Delhaize Group,
Sr. Unscd. Notes		6.50	6/15/17	85,000	69,116
Kraft Foods,
Sr. Unscd. Notes		6.13	2/1/18	45,000	38,620
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	60,000	47,741
Kroger,
Gtd. Notes		6.15	1/15/20	50,000	41,126
Safeway,
Sr. Unscd. Notes		6.35	8/15/17	50,000	43,294
Stater Brothers Holdings,
Gtd. Notes		8.13	6/15/12	115,000	102,925
					342,822
Foreign/
Governmental—3.0%
Province of Ontario Canada,
Unsub. Notes	TRY	19.25	12/12/08	960,000 [c]	622,440
Health Care—3.3%
Biomet,
Gtd. Notes		11.63	10/15/17	55,000	48,125
Davita,
Gtd. Notes		6.63	3/15/13	115,000	101,487
HCA,
Sr. Unscd. Notes		6.75	7/15/13	150,000	96,750
HCA,
Sr. Unscd. Notes		7.88	2/1/11	29,000	24,360
HCA,
Sr. Unscd. Notes		8.75	9/1/10	170,000	150,450
Medco Health Solutions,
Sr. Unscd. Notes		7.25	8/15/13	160,000	153,182
UnitedHealth Group,
Sr. Unscd. Notes		5.50	11/15/12	90,000	79,562
Wellpoint,
Sr. Unscd. Notes		5.88	6/15/17	55,000	45,031
					698,947

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Lodging & Entertainment—.3%
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	115,000		56,350
Manufacturing—1.2%
Bombardier,
Sr. Unscd. Notes	6.30	5/1/14	200,000	[a]	160,000
Siemens Financieringsmat,
Gtd. Notes	5.75	10/17/16	100,000	[a]	89,889
					249,889
Media—3.9%
Comcast,
Gtd. Notes	5.12	7/14/09	225,000	[b]	215,601
News America,
Gtd. Notes	6.15	3/1/37	345,000		251,916
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	250,000		237,176
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	40,000		34,365
Time Warner,
Gtd. Notes	3.03	11/13/09	85,000	[b]	79,923
					818,981
Mining—.6%
Alcoa,
Sr. Unscd. Notes	6.00	7/15/13	30,000		25,842
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	110,000		93,956
					119,798
Municipal Obligations—.4%
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	6/15/17	15,000	[d]	16,198
Clark County School District,
GO, Ser. F (Insured; FSA)	5.50	6/15/18	10,000	[d]	10,799
Clark County,
GO (Bond Bank) (Insured; MBIA)	5.25	6/1/20	15,000	[d]	16,183
Cypress-Fairbanks Independent
School District, GO, Ser. A
(Schoolhouse) (Insured; PSF-GTD)	5.25	2/15/22	10,000	[d]	10,391
16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Municipal Obligations (continued)
Williamson County,
GO, Ser. A (Insured; FSA)	6.00	8/15/14	5,000	[d]	5,308
Wisconsin,
GO, Ser. G (Insured; MBIA)	5.00	5/1/15	15,000	[d]	16,062
					74,941
Office And Business Equipment—.7%
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	110,000		100,091
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	25,000		19,444
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	30,000		23,700
					143,235
Oil & Gas Exploration—.8%
Anadarko Petroleum,
Sr. Unscd. Notes	3.22	9/15/09	180,000	[b]	170,069
Packaging & Containers—1.8%
Crown Americas,
Gtd. Notes	7.63	11/15/13	115,000		101,775
Crown Americas,
Gtd. Notes	7.75	11/15/15	110,000		96,525
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	200,000		174,000
					372,300
Paper & Paper Related—.7%
Georgia-Pacific,
Sr. Unscd. Notes	8.13	5/15/11	135,000		114,750
NewPage,
Gtd. Notes	12.00	5/1/13	55,000		32,725
					147,475
Real Estate Investment Trusts—1.4%
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000		43,022
Host Hotels & Resorts,
Sr. Scd. Notes	7.13	11/1/13	105,000		82,950

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate Investment
Trusts (continued)
Liberty Property,
Sr. Unscd. Notes	6.63	10/1/17	190,000		139,519
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	50,000		28,822
					294,313
Retail—1.1%
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	165,000	[a]	130,350
Lowe’s Companies,
Sr. Unscd. Notes	6.10	9/15/17	75,000		65,010
Walgreen,
Sr. Unscd. Notes	4.88	8/1/13	45,000		44,010
					239,370
State/Territory Gen Oblg—.3%
California
GO (Insured; AMBAC)	3.50	10/1/27	65,000		44,884
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	20,000		16,185
					61,069
Telecommunications—3.6%
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	50,000		43,000
Intelsat,
Sr. Unscd. Notes	7.63	4/15/12	55,000		34,925
Sprint Capital,
Gtd. Notes	6.88	11/15/28	45,000		26,378
Sprint Capital,
Gtd. Notes	7.63	1/30/11	175,000		145,320
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000		18,996
Telefonica Emisiones,
Gtd. Notes	3.50	6/19/09	85,000	[b]	81,867
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	105,000		86,154

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Time Warner,
Gtd. Notes	5.88	11/15/16	225,000	180,347
Verizon Communications,
Sr. Unscd. Notes	6.10	4/15/18	125,000	109,398
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	30,000	30,525
				756,910
U.S. Government Agencies/
Mortgage-Backed—10.0%
Federal National Mortgage Association:
5.00%			555,000 [e,f]	525,776
5.50%			1,600,000 [e,f]	1,561,586
				2,087,362
U.S. Government Securities—6.9%
U.S. Treasury Bonds
5.00%, 5/15/37			85,000	93,646
U.S. Treasury Notes:
3.50%, 5/31/13			158,000	164,011
4.75%, 8/15/17			605,000	640,544
4.88%, 4/30/11			507,000	548,273
				1,446,474
Total Bonds and Notes
(cost $23,084,006)				18,280,695

Short-Term Investments—18.0%

U.S. Government Agencies—16.1%
Federal National Mortgage
Association, Notes, 0.75%, 12/11/08			1,700,000 [e]	1,698,583
Federal National Mortgage
Association, Notes, 1.95%, 11/13/08			1,670,000 [e]	1,668,916
				3,367,499
U.S. Treasury Bills—1.9%
0.35%, 1/2/09			390,000 [g]	389,728
Total Short-Term Investments
(cost $3,757,262)				3,757,227

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Other Investment—3.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $684,000)	684,000 [h]	684,000

Total Investments (cost $27,525,268)	108.6%	22,721,922
Liabilities, Less Cash and Receivables	(8.6%)	(1,823,844)
Net Assets	100.0%	20,898,078

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2008, these securities amounted to $3,352,387 or 16% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
NZD—New Zealand Dollar
TRY—Turkish Lira
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of those companies.
f Purchased on a forward commitment basis.
g All or partially held by a broker as collateral for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Corporate Bonds	55.8	Foreign/Governmental	3.0
Short-Term/		State/Government
Money Market Investments	21.2	General Obligations	.3
U.S. Government & Agencies	16.9
Asset/Mortgage-Backed	11.4		108.6

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF FINANCIAL FUTURES
October 31, 2008

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2008 ($)

Financial Futures Long
British Long Gilt	8	1,432,834	December 2008	(12,068)
U.S. Long Bond	12	1,357,500	December 2008	(54,458)
US Treasury 2 Year Notes	11	2,363,109	December 2008	17,427
U.S. Treasury 5 Year Notes	17	1,925,383	December 2008	13,463
U.S. Treasury 10 Year Notes	1	113,078	December 2008	888
				(34,748)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2008

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
3-Month USD Libor-BBA,
Swaption	825,000 [a]	(8,422)
3-Month USD Libor-BBA,
Swaption	206,000 [a]	(2,402)
3-Month USD Libor-BBA,
Swaption	406,000 [a]	(3,012)
3-Month USD Libor-BBA,
Swaption	219,000 [a]	(133)
Put Options:
3-Month USD Libor-BBA,
Swaption	825,000 [a]	(3,947)
3-Month USD Libor-BBA,
Swaption	206,000 [a]	(3,444)
3-Month USD Libor-BBA,
Swaption	406,000 [a]	(5,355)
3-Month USD Libor-BBA,
Swaption	219,000 [a]	(6,120)
(Premiums received $44,394)		(32,835)

LIBOR-BBA—London Interbank Offered Rate British Bankers’Association
a Non-income producing security.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		26,841,268	22,037,922
Affiliated issuers		684,000	684,000
Cash			8,550
Cash on Initial Margin—Note 4			16,500
Cash denominated in foreign currencies		5,235	4,735
Receivable for investment securities sold			1,505,880
Dividends and interest receivable			448,693
Unrealized appreciation on forward currency exchange contracts—Note 4			310,716
Unrealized appreciation on swap contracts—Note 4			10,230
Receivable from broker for swap transactions—Note 4			3,265
Prepaid expenses			17,747
Due from The Dreyfus Corporation and affiliates—Note 3(d)			12,042
			25,060,280

Liabilities ($):
Payable for open mortgage-backed dollar rolls—Note 4			3,415,368
Unrealized depreciation on swap contracts—Note 4			311,202
Payable to broker for swap transactions			138,447
Payable for investment securities purchased			84,247
Outstanding options written, at value (premiums received $44,394)
—See Statement of Options Written—Note 4			32,835
Payable for futures variation margin—Note 4			30,184
Payable for shares of Capital Stock redeemed			20,117
Unrealized depreciation on forward currency exchange contracts—Note 4			1,178
Accrued expenses			56,490
Other liabilities			72,134
			4,162,202

Net Assets ($)			20,898,078

Composition of Net Assets ($):
Paid-in capital			25,920,517
Accumulated undistributed investment income—net			211,867
Accumulated net realized gain (loss) on investments			(371,844)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
[including ($34,748) net unrealized (depreciation) on financial futures]			(4,862,462)

Net Assets ($)			20,898,078

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	18,946,766	1,429,861	521,451
Shares Outstanding	1,883,984	142,634	51,816

Net Asset Value Per Share ($)	10.06	10.02	10.06

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Interest	1,581,323
Dividends:
Unaffiliated issuers	27,550
Affiliated issuers	21,044
Total Income	1,629,917
Expenses:
Management fee—Note 3(a)	133,413
Auditing fees	78,357
Shareholder servicing costs—Note 3(d)	64,863
Registration fees	34,836
Custodian fees—Note 3(d)	32,278
Prospectus and shareholders’ reports	11,610
Distribution fees—Note 3(c)	9,383
Legal fees	7,219
Directors’ fees and expenses—Note 3(b)	1,493
Miscellaneous	32,960
Total Expenses	406,412
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(153,417)
Less—reduction in fees due to earnings credits—Note 1(c)	(1,973)
Net Expenses	251,022
Investment Income—Net	1,378,895

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(964,068)
Net realized gain (loss) on options transactions	113,366
Net realized gain (loss) on financial futures	733,198
Net realized gain (loss) on swap transactions	281,234
Net realized gain (loss) on forward currency exchange contracts	(340,140)
Net Realized Gain (Loss)	(176,410)
Net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
[including ($167,544) net unrealized (depreciation) on financial futures]	(4,674,541)
Net Realized and Unrealized Gain (Loss) on Investments	(4,850,951)
Net (Decrease) in Net Assets Resulting from Operations	(3,472,056)

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	1,378,895	1,288,705
Net realized gain (loss) on investments	(176,410)	205,867
Net unrealized appreciation
(depreciation) on investments	(4,674,541)	(538,366)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,472,056)	956,206

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,230,034)	(1,198,772)
Class C Shares	(63,581)	(54,276)
Class I Shares	(38,386)	(54,961)
Net realized gain on investments:
Class A Shares	(243,474)	(146,253)
Class C Shares	(11,141)	(8,014)
Class I Shares	(7,770)	(7,293)
Total Dividends	(1,594,386)	(1,469,569)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,600,423	7,684,736
Class C Shares	1,070,703	472,797
Class I Shares	—	30,000
Dividends reinvested:
Class A Shares	1,393,256	1,298,776
Class C Shares	54,355	57,453
Class I Shares	46,156	62,254
Cost of shares redeemed:
Class A Shares	(7,634,108)	(1,769,377)
Class C Shares	(355,271)	(368,763)
Class I Shares	(200,000)	(50,000)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,975,514	7,417,876
Total Increase (Decrease) in Net Assets	(3,090,928)	6,904,513

Net Assets ($):
Beginning of Period	23,989,006	17,084,493
End of Period	20,898,078	23,989,006
Undistributed investment income—net	211,867	148,508

24

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class A
Shares sold	641,711	604,809
Shares issued for dividends reinvested	115,768	102,101
Shares redeemed	(632,491)	(140,966)
Net Increase (Decrease) in Shares Outstanding	124,988	565,944

Class C
Shares sold	90,216	37,979
Shares issued for dividends reinvested	4,539	4,518
Shares redeemed	(30,157)	(29,829)
Net Increase (Decrease) in Shares Outstanding	64,598	12,668

Class I
Shares sold	—	2,331
Shares issued for dividends reinvested	3,829	4,888
Shares redeemed	(15,911)	(3,991)
Net Increase (Decrease) in Shares Outstanding	(12,082)	3,228

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	12.62	12.95	12.50
Investment Operations:
Investment income—net[b]	.73	.81	.18
Net realized and unrealized
gain (loss) on investments	(2.40)	(.19)	.40
Total from Investment Operations	(1.67)	.62	.58
Distributions:
Dividends from investment income—net	(.73)	(.83)	(.13)
Dividends from net realized gain on investments	(.16)	(.12)	—
Total Distributions	(.89)	(.95)	(.13)
Net asset value, end of period	10.06	12.62	12.95

Total Return (%)[c]	(14.21)	4.98	4.69[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.78	1.74	2.75[e,f]
Ratio of net expenses to average net assets	1.09	1.10	1.05[e]
Ratio of net investment income
to average net assets	6.24	6.37	4.62[e]
Portfolio Turnover Rate[g]	265.85	310.92	279.33[d]

Net Assets, end of period ($ x 1,000)	18,947	22,200	15,452

a	From July 11, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class A was 2.71%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2008,
October 31, 2007 and October 31, 2006, were 178.23%, 285.25% and 271.65%, respectively.
See notes to financial statements.

26

		Year Ended October 31,

Class C Shares	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	12.59	12.94	12.50
Investment Operations:
Investment income—net[b]	.64	.71	.15
Net realized and unrealized
gain (loss) on investments	(2.41)	(.18)	.40
Total from Investment Operations	(1.77)	.53	.55
Distributions:
Dividends from investment income—net	(.64)	(.76)	(.11)
Dividends from net realized gain on investments	(.16)	(.12)	—
Total Distributions	(.80)	(.88)	(.11)
Net asset value, end of period	10.02	12.59	12.94

Total Return (%)[c]	(14.95)	4.26	4.44[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.62	2.55	3.52[e,f]
Ratio of net expenses to average net assets	1.84	1.85	1.80[e]
Ratio of net investment income
to average net assets	5.48	5.55	3.87[e]
Portfolio Turnover Rate[g]	265.85	310.92	279.33[d]

Net Assets, end of period ($ x 1,000)	1,430	982	846

a	From July 11, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratios net of earnings credits for Class C was 3.47%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2008,
October 31, 2007 and October 31, 2006, were 178.23%, 285.25% and 271.65%, respectively.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006[b]

Per Share Data ($):
Net asset value, beginning of period	12.62	12.95	12.50
Investment Operations:
Investment income—net[c]	.76	.84	.19
Net realized and unrealized
gain (loss) on investments	(2.41)	(.19)	.40
Total from Investment Operations	(1.65)	.65	.59
Distributions:
Dividends from investment income—net	(.75)	(.86)	(.14)
Dividends from net realized gain on investments	(.16)	(.12)	—
Total Distributions	(.91)	(.98)	(.14)
Net asset value, end of period	10.06	12.62	12.95

Total Return (%)	(14.06)	5.22	4.76[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.53	2.51[e,f]
Ratio of net expenses to average net assets	.84	.85	.81[e]
Ratio of net investment income
to average net assets	6.49	6.54	4.87[e]
Portfolio Turnover Rate[g]	265.85	310.92	279.33[d]

Net Assets, end of period ($ x 1,000)	521	807	786

a	Effective June 1, 2007, Class R were redesignated as Class I shares.
b	From July 11, 2006 (commencement of operations) to October 31, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class I was 2.47%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2008,
October 31, 2007 and October 31, 2006, were 178.23%, 285.25% and 271.65%, respectively.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek high current income as its primary goal and capital appreciation as its secondary goal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment manager.

At a meeting of the fund’s Board of Directors held on July 24, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Strategic Income Fund” to “Dreyfus Strategic Income Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or loses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 880,446 of Class A, 48,023 of Class C and 49,226 of Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations: expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consid-

30

eration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gains or losses on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

32

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On October 31, 2008, the Board of Directors declared a cash dividend of $.055, $.048 and $.057 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 3, 2008 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2008.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied the carryover expires in fiscal 2016.

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $283,649, accumulated capital losses $356,747 and unrealized depreciation $4,949,341.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 was as follows:

34

ordinary income $1,431,173 and $1,452,520 and long-term capital gains $163,213 and $17,049, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for consent fees paydown gains and losses, amortization of premiums, foreign currency transactions and treatment of swap periodic payments, the fund increased accumulated undistributed investment income-net by $16,465, decreased accumulated net realized gain (loss) on investments by $16,463 and decreased paid-in capital by $2. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund had the ability to borrow up to $1 million for leveraging purposes under a short-term unsecured line of credit and participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the unsecured line of credit. During the period ended October 31, 2008, the fund did not borrow under any line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 11, 2010, so the

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services fees and extraordinary expenses, do not exceed an annual rate of .85% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $153,417 during the period ended October 31, 2008.

(b) Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, prior to April 12, 2008, with respect to audit committee meetings, the Chair of the audit committee received $1,350 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable by certain other series of the Company to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2008, the Distributor retained $593 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average

36

daily net assets of Class C shares. During the period ended October 31, 2008, Class C shares were charged $9,383, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor for the provision of certain services to the holders of their shares at an annual rate of .25% of the value of their average daily net assets. During the period ended October 31, 2008, Class A and Class C shares were charged $50,924 and $3,128, respectively, pursuant to the Shareholder Services Plan. Other amounts included in shareholder servicing costs relate to transfer agent charges.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “ interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $2,958 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $558 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2008, the fund was charged $32,278 pursuant to the custody agreement.

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: an expense reimbursement of $44,577, which is offset by management fees $10,927, Rule 12b-1 distribution plan fees $932, Shareholder services plan fees $4,429, custodian fees $13,669, chief compliance officer fees $1,973 and transfer agency per account fees $605.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures, options transactions and swap transactions during the period ended October 31, 2008, amounted to $60,607,522 and $61,165,002, of which $19,975,319 in purchases and $20,013,164 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2008, are set forth in the Statement of Financial Futures.

38

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended October 31, 2008:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2007	3,900,000	7,827
Contracts written	156,324,000	304,731
Contracts terminated:
Closed	148,612,000	210,996	262,520	(51,524)
Expired	8,300,000	57,168	—	57,168
Total contracts
terminated	156,912,000	268,164	262,520	5,644
Contracts outstanding
October 31, 2008	3,312,000	44,394

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2008:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Euro
Expiring 12/17/2008	40,000	52,090	50,912	(1,178)
Sales:		Proceeds ($)
Euro,
Expiring 11/3/2008	45,282	59,016	57,714	1,302
New Zealand Dollar,
Expiring 12/17/2008	840,000	556,769	486,289	70,480
Turkish Lira,
Expiring 12/12/2008	1,015,000	776,503	646,848	129,655
Turkish Lira,
Expiring 4/24/2009	845,000	617,858	508,579	109,279
Total				309,538

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

40

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and /or liability on the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on termination date. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. The following summarizes open credit default swaps entered into by the fund at October 31, 2008:

Unrealized
Notional	Reference		(Pay)/Receive	Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

50,000	Block Financial,
	5.125%,	J.P. Morgan
	10/30/2014	Chase	(2.25) 12/20/2012	(1,385)
50,000	Block Financial,
	5.125%,	J.P. Morgan
	10/30/2014	Chase	(2.80) 12/20/2012	(2,437)
50,000	Bristol-Myers
	Squibb, 6.8%,	Deutsche
	11/15/2026	Bank	(0.45) 6/20/2018	600
60,000	Bristol-Myers
	Squibb,6.8%,	Goldman,
	11/15/2026	Sachs & Co.	(0.43) 6/20/2018	815

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

				Unrealized
Notional	Reference		(Pay)/Receive	Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

250,000	Campbell Soup Co.,
	4.875%,	Deutsche
	10/1/2013	Bank	(0.53) 3/20/2013	(1,938)
65,000	Campbell Soup
	Co., 4.875%,	Deutsche
	10/1/2013	Bank	(0.53) 3/20/2013	(504)
195,000	General Electric
	Capital, 6%,
	6/15/2012	Citibank	4.80 12/20/2013	(3,911)
230,000	Kohls, 6.3%,	J.P. Morgan
	3/1/2011	Chase	(1.70) 6/20/2013	738
70,000	Kohls, 6.3%,	J.P. Morgan
	3/1/2011	Chase	(1.70) 6/20/2013	224
100,000	Pfizer Inc.,	Goldman,
	4.65%,3/1/2018	Sachs & Co.	(0.41) 6/20/2018	1,901
110,000	R.R. Donnelley &
	Sons, 4.95%,	Deutsche
	4/1/2014	Bank	(1.60) 3/20/2012	2,192
40,000	R.R. Donnelley &
	Sons, 4.95%,	J.P. Morgan
	4/1/2014	Chase	(1.70) 12/20/2011	603
250,000	Reed Elsevier
	Capital, 4.625%,	Deutsche
	6/15/2012	Bank	(0.96) 6/20/2012	3,157
100,000	Rite Aid, 7.7%,	J.P. Morgan
	2/15/2027	Chase	3.55 9/20/2010	(45,656)
261,553	Standish
	Structured Tranched
	Portfolio 0-3%	Barclays	13.40 6/20/2012	(255,371)
Total				(300,972)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2008, the cost of investments for federal income tax purposes was $27,547,267; accordingly, accumulated net unrealized depreciation on investments was $4,825,345, consisting of $17,109 gross unrealized appreciation and $4,842,454 gross unrealized depreciation.

42

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4,“Disclosures about Credit Derivatives and Certain Guarantees”: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

The Fund 43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, of Dreyfus Strategic Income Fund (formerly Dreyfus Premier Strategic Income Fund), a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statements of investments,financial futures and options written, as of October 31, 2008, and the related statement of operation for the year then ended,the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from July 11, 2006 (commencement of operations) to October 31, 2006.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Income Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from July 11, 2006 (commencement of operations) to October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

44

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 1.73% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $26,720 represents the maximum amount that may be considered qualified dividend income.Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also, the fund hereby designates 72.31% of ordinary income dividends paid during the fiscal year ended October 31, 2008 as qualifying “interest related dividends”.Also, the fund hereby designates $.0992 per share as a long-term capital gain distribution and $.0606 per share as a short-term capital gain distribution paid on December 28, 2007.

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65) Chairman of the Board (1999)

Principal Occupation During Past 5Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (74) Board Member (1994) Principal Occupation During Past 5Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  Bill Barrett Company, an oil and gas exploration company, Director

No. of Portfolios for which Board Member Serves: 25

Kenneth A. Himmel (62) Board Member (1994) Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

Stephen J. Lockwood (61) Board Member (1994) Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

46

Roslyn M. Watson (59) Board Member (1994)

Principal Occupation During Past 5Years:

  Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee
  SBLI-USA, Director

No. of Portfolios for which Board Member Serves: 25

———————

Benaree Pratt Wiley (62) Board Member (1998) Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee Associate
  Blue Cross Blue Shield of Massachusetts, Director
  CBIZ, professional support consultants and service providers for small, midsized and corporate business, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Chair of Advisory Board
  The Boston Foundation, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member J.Tomlinson Fort, Emeritus Board Member

The Fund 47

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 77 investment companies (comprised of 167 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 77 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

48

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (78 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 74 investment companies (comprised of 184 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

The Fund 49

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $448,730 in 2007 and $384,105 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $53,640 in 2007 and $48,675 in 2008. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approve .On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $27,170 in 2007 and $27,950 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,455,000 in 2007 and $2,532,612 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ J. David Officer
J. David Officer
President

Date:	December 18, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	December 18, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)